REGISTRATION NOs. 2-89971

811-3990

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 37	☒

AND/OR

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 38	☒

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

RANDY M. PAVLICK, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

☒	ON MAY 1, 2009 PURSUANT TO PARAGRAPH (b)

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2009

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i	Northwestern Mutual Series Fund, Inc. Prospectus

INTRODUCTION

An Introduction to Northwestern Mutual Series Fund, Inc. and this Prospectus

Northwestern Mutual Series Fund, Inc. (“NMSF” or the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (“Portfolios”). Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

This Prospectus contains important information you should know before investing in a Portfolio. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

Portfolio Summaries

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. A description of each Portfolio’s objective, principal investment strategies, principal risks, and fees and expenses are described under the “PORTFOLIO SUMMARIES” section of this Prospectus. Additional information about the Portfolios’ investment strategies and risks is described in the “MORE ABOUT THE PORTFOLIOS” section of this Prospectus.

Investment Adviser and Sub-Advisers

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. Mason Street Advisors has retained the following sub-advisers to assist in managing certain Portfolios (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”): American Century Investment Management, Inc. (Large Company Value, Mid Cap Value and Inflation Protection Portfolios), Capital Guardian Trust Company (Domestic Equity and Large Cap Blend Portfolios), Janus Capital Management LLC (Focused Appreciation Portfolio), Massachusetts Financial Services Company (Research International Core and Emerging Markets Equity Portfolios), Pacific Investment Management Company LLC (Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios), Templeton Investment Counsel, LLC (International Equity Portfolio) and T. Rowe Price Associates, Inc. (Equity Income and Small Cap Value Portfolios). Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	1

Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

The Portfolio invests primarily in the equity securities of well established, medium and large capitalization companies. Stocks are selected for their above average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. For this purpose, medium capitalization companies are those with a market capitalization between the 25th and 75th percentile companies in the Russell MidCap® Index and larger capitalization companies are those with a market capitalization above that range. As of December 31, 2008, the 25th and 75th percentile companies in the Russell MidCap® Index had market capitalizations of $4.1 billion and $1.4 billion, respectively.

In keeping with its growth strategy, the Portfolio seeks to identify companies which have the potential to grow faster than average given current and expected economic conditions and the outlook for the economic sector and industry in which they compete. In evaluating individual companies, factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation are important variables used by the Adviser in this bottom up analysis.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies. The Adviser may overweight or underweight the sector exposure of the Portfolio relative to its benchmark based on the Adviser’s assessment of the relative attractiveness of such sectors. In implementing this top down analysis, the Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous. The Portfolio may invest in American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, when the Adviser perceives a significant change in the outlook for a company or industry, or to make room in the Portfolio for more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Equity Securities Risk • Exchange Traded Funds Risk • Foreign Investing Risk	• Investment Style Risk (growth)
• Issuer Risk
• Market Risk
• Mid Cap Company Risk

2	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 17.03%     Worst Quarter: 4th - 2008 –22.25%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
–38.86%	–3.42%	–2.07%
Russell 1000® Growth Index(a)
–38.44%	–3.42%	–4.27%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average(b)
–41.68%	–3.80%	–2.66%

(a) The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	3

Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.42%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

4	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. In seeking to implement its growth strategy, the Adviser applies a “bottom up” approach in choosing investments for the Portfolio. That is, the Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. In reviewing potential investment candidates, the Adviser places extra emphasis on the following key investment criteria: strong market share and pricing power, open-ended growth potential, strong cash flow and clear strategy for investing, and significant appreciation potential relative to current price.

Although the Portfolio is diversified, the Portfolio may hold larger positions in a smaller number of companies than more diversified funds and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

Within the parameters of its specific investment policies, the Portfolio may invest in American Depositary Receipts, which may include investments in emerging markets. The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment or market conditions) or to more efficiently implement an investment idea.

Portfolio securities may be sold for a variety of reasons, including to secure gains, to limit losses, to make room in the Portfolio for more promising opportunities or based on the Portfolio’s absolute and relative risk monitoring targets.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Market Risk
• Emerging Markets Risk	• Mid Cap Company Risk
• Equity Securities Risk	• Small Cap Company Risk
• Focus Risk	• Special Situation Risk
• Foreign Investing Risk
• Investment Style Risk (growth)

Northwestern Mutual Series Fund, Inc. Prospectus	5

Focused Appreciation Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2004 14.23%    Worst Quarter: 4th - 2008 –23.19%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Focused Appreciation Portfolio
–40.01%	2.25%	5.30%
Russell 1000® Growth Index(a)
–38.44%	–3.42%	0.45%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average(b)
–41.68%	–3.80%	—

*Commenced operations on May 1, 2003.

(a) The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

6	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.77%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses*	0.78%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Northwestern Mutual Series Fund, Inc. Prospectus	7

Large Cap Core Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500® Index ($3.6 billion as of December 31, 2008.)

In selecting investments, the Adviser looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook. The Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

Under normal market conditions, the Portfolio attempts to achieve a gross income of at least 75% of the dividend yield of the S&P 500® Index. However, this income level is merely a guideline, and there can be no certainty that this income level will be achieved. The Portfolio may invest in both dividend paying and non-dividend paying stocks, including preferred stocks.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, when the Adviser perceives a significant change in the outlook for a company or industry, or to make room in the Portfolio for more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Equity Securities Risk • Exchange Traded Funds Risk	• Investment Style Risk (growth and value) • Issuer Risk • Market Risk • Preferred Stock Risk

8	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2001 12.87%    Worst Quarter: 4th - 2008 –22.18%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
–38.74%	–2.65%	–3.26%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average(b)
–38.76%	–2.79%	–1.46%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	9

Large Cap Core Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.43%
Distribution and service (12b-1) fees	None
Other Expenses*	0.01%
Total Portfolio Operating Expenses	0.44%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

10	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity and equity related securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. As of December 31, 2008, the market capitalization range of the S&P 500® Index was $477.4 million to $406.1 billion. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Portfolio managers look across industry sectors in selecting stocks for the Portfolio, seeking quality companies at attractive prices. In keeping with the Adviser’s bottom-up philosophy, the weighting for any given sector reflects the portfolio managers’ assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio may hold American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars, as well as warrants, rights, when issued and partially paid securities.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Equity Securities Risk • Foreign Investing Risk	• Investment Style Risk (growth and value) • Issuer Risk • Market Risk

Northwestern Mutual Series Fund, Inc. Prospectus	11

Large Cap Blend Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2007 2.08%    Worst Quarter: 4th - 2008 –22.37%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Large Cap Blend Portfolio
–40.25%	–29.42%
S&P 500® Index(a)
–37.00%	–23.95%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average(b)
–38.76%	—

*Commenced operations on April 30, 2007.

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

12	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.77%
Distribution and service (12b-1) fees	None
Other Expenses*	0.10%
Total Portfolio Operating Expenses	0.87%
Fee Waiver	(0.02)%
Net Expenses**	0.85%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.85% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$275	$480	$1,070

Northwestern Mutual Series Fund, Inc. Prospectus	13

Index 500 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of December 31, 2008, the market capitalization range of the S&P 500® Index was $477.4 million to $406.1 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and options contracts, as well as swap agreements, to help achieve full replication. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 500 Stock Portfolio is classified as “nondiversified”.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Derivatives Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Indexing Strategy Risk	• Nondiversification Risk

14	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 15.38%    Worst Quarter: 4th - 2008 –21.88%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
–36.94%	–2.28%	–1.42%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average(b)
–37.20%	–2.54%	–1.73%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500® Index objective funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	15

Index 500 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.20%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.20%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

16	Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. As of December 31, 2008, the market capitalization range of the Russell 1000® Index was $24 million to $421.8 billion. From time to time, the Portfolio may also invest in companies outside this market capitalization range.

The Adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Adviser believes more accurately reflects the fair value of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The Adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

When the Adviser believes it is prudent, the Portfolio may invest a portion of its assets in foreign securities, options, futures, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

The Adviser may sell stocks from the Portfolio if it believes a stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive alternatives are identified.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Equity Securities Risk • Foreign Investing Risk • Interest Rate Risk	• Investment Style Risk (value) • Issuer Risk • Market Risk • Mid Cap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	17

Large Company Value Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2007 –0.70%    Worst Quarter: 4th - 2008 –21.19%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Large Company Value Portfolio
–37.23%	–27.06%
Russell 1000® Value Index(a)
–36.85%	–26.30%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average(b)
–37.09%	—

*Commenced operations on April 30, 2007.

(a) The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

18	Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.72%
Distribution and service (12b-1) fees	None
Other Expenses*	0.09%
Total Portfolio Operating Expenses	0.81%
Fee Waiver	(0.01)%
Net Expenses**	0.80%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.80% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$257	$448	$1,000

Northwestern Mutual Series Fund, Inc. Prospectus	19

Domestic Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. Generally, the companies in which the Portfolio invests will have a market value of $1 billion or more.

Reflecting a value approach to investing, the Adviser generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500® Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the Adviser’s analysts, management looks across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, management looks for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with its bottom-up philosophy, the weighting for any given sector reflects the Adviser’s assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Foreign Investing Risk	• Mid Cap Company Risk
• Investment Style Risk (value)

20	Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 21.17%    Worst Quarter: 3rd - 2002 –21.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Domestic Equity Portfolio
–38.49%	–3.25%	–1.74%
Russell 1000® Value Index(a)
–36.85%	–0.79%	0.16%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average(b)
–37.09%	–2.10%	—

*Commenced operations on July 31, 2001.

(a) The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	21

Domestic Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.56%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses*	0.57%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

22	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well established companies paying dividends. Under normal market conditions, the Portfolio will seek to have a dividend yield exceeding, on average, the dividend yield of the S&P 500® Index. This level is merely a guideline and there can be no certainty this level will be achieved.

The Portfolio will typically employ a value approach in selecting investments. The Adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

The Adviser has the discretion to purchase some securities that do not meet the Portfolio’s normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, foreign securities, American Depositary Receipts, futures and options in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Market Risk
• Equity Securities Risk	• Preferred Stock Risk
• Foreign Investing Risk	• Special Situation Risk
• Investment Style Risk (value)

Northwestern Mutual Series Fund, Inc. Prospectus	23

Equity Income Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2003 12.91%    Worst Quarter: 4th - 2008 –22.22%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Equity Income Portfolio
–35.81%	–1.07%	2.83%
Russell 1000® Value Index(a)
–36.85%	–0.79%	3.39%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average(b)
–35.83%	–0.99%	—

*Commenced operations on May 1, 2003.

(a) The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

24	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.65%
Distribution and service (12b-1) fees	None
Other Expenses	0.02%
Total Portfolio Operating Expenses*	0.67%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Northwestern Mutual Series Fund, Inc. Prospectus	25

Mid Cap Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. In keeping with its growth strategy, the Portfolio selects companies for their above average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

For purposes of the Portfolio’s investment strategy, mid-sized companies are those with market capitalizations that fall within the range of the Russell Midcap® Growth Index at the time of purchase (as of December 31, 2008, from approximately $24 million to $14.9 billion).

The Portfolio may sell a stock when it has reached the Adviser’s valuation target, when the Adviser does not anticipate further appreciation or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Investment Style Risk (growth)	• Mid Cap Company Risk

26	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 33.86%    Worst Quarter: 4th - 2008 –24.55%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Mid Cap Growth Stock Portfolio
–40.08%	–1.75%	0.97%
Russell MidCap® Growth Index(a)
–44.32%	–2.33%	–0.19%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average(b)
–45.24%	–2.33%	0.76%

(a) The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	27

Mid Cap Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.52%
Distribution and service (12b-1) fees	None
Other Expenses*	0.01%
Total Portfolio Operating Expenses	0.53%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

28	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P® MidCap 400 Stock Price Index (“S&P® MidCap 400 Index”).

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P® MidCap 400 Index. The S&P® MidCap 400 Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P® MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of December 31, 2008, the market capitalization range of the S&P® MidCap 400 Index was $87 million to $4.7 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P® MidCap 400 Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P® MidCap 400 Index stock futures and options contracts, as well as swap agreements, to help achieve full replication. A portion of the Portfolio’s assets may at times be invested in cash or high quality short-term debt securities.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 400 Stock Portfolio is classified as “nondiversified”.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P® MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Derivatives Risk	• Market Risk
• Equity Securities Risk	• Nondiversification Risk
• Indexing Strategy Risk	• Mid Cap Company Risk
• Issuer Risk

Northwestern Mutual Series Fund, Inc. Prospectus	29

Index 400 Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2001 18.11%    Worst Quarter: 4th - 2008 –25.60%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Index 400 Stock Portfolio
–36.28%	–0.23%	4.27%
S&P® MidCap 400 Index(a)
–36.23%	–0.08%	4.51%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average(b)
–38.25%	–1.21%	—

*Commenced operations on April 30, 1999.

(a) The Standard & Poor’s® MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

30	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.25%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.26%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Northwestern Mutual Series Fund, Inc. Prospectus	31

Mid Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s Adviser to be undervalued. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies ($7.4 million to $18.6 billion as of December 31, 2008). The Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index ($24.1 million to $14.9 billion as of December 31, 2008).

In managing the Portfolio, the Adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the Adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the Adviser believes more accurately reflects the fair value of the company. The Adviser may also consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

The Adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the Adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Equity Securities Risk • Foreign Investing Risk • High Portfolio Turnover Risk	• Investment Style Risk (value) • Issuer Risk • Market Risk • Mid Cap Company Risk

32	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2003 16.80%    Worst Quarter: 4th - 2008 –27.36%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Mid Cap Value Portfolio
–35.07%	–1.47%	3.82%
Russell MidCap® Value Index(a),(c)
–38.44%	0.33%	5.60%
Russell 2500TM Value Index(b),(c)
–31.99%	–0.15%	5.94%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average(d)
–38.71%	–1.49%	—

*Commenced operations on May 1, 2003.

(a) The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Russell 2500TM Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index is an unmanaged index that measures the performance or the 2500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Russell MidCap® Value Index is replacing the Russell 2500TM Value Index as the Portfolio’s primary benchmark to more closely align with the Portfolio’s strategies in terms of target market capitalization.

(d) The Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	33

Mid Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.85%
Distribution and service (12b-1) fees	None
Other Expenses	0.04%
Total Portfolio Operating Expenses*	0.89%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

34	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the Russell 2000® Growth Index at the time of purchase (as of December 31, 2008, from approximately $8 million to $3.3 billion). The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment). The Portfolio may also invest in American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars.

The Adviser employs a growth strategy, selecting securities for their above average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

The Portfolio may also invest in derivative securities, including options, futures, forwards, swap agreements and exchange-traded funds to protect against downside risk or to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

A security will generally be sold when it meets the Adviser’s price target. The Portfolio may sell securities for a variety of other reasons including to limit losses or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Equity Securities Risk • Exchanged Traded Funds Risk • Foreign Investing Risk • Investment Style Risk (growth)	• Issuer Risk • Liquidity Risk • Market Risk • Micro Cap Company Risk • Small Cap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	35

Small Cap Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 45.40%    Worst Quarter: 4th - 2008 –26.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Small Cap Growth Stock Portfolio
–43.87%	–2.83%	6.25%
Russell 2000® Growth Index(a)
–38.54%	–2.35%	–1.48%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average(b)
–41.12%	–2.95%	—

* Commenced operations on April 30, 1999.

(a) The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling (In 2009, the small-cap ceiling will be fixed at $3.6 billion and will be reviewed again in September 2009). Small cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® SmallCap 600 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

36	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.55%
Distribution and service (12b-1) fees	None
Other Expenses*	0.02%
Total Portfolio Operating Expenses	0.57%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Northwestern Mutual Series Fund, Inc. Prospectus	37

Index 600 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index (“S&P® 600 Index”).

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P® 600 Index. The S&P® 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $15.3 million and $2.3 billion as of December 31, 2008. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stock that make up the S&P® 600 Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds, futures and options contracts and swap agreements to help achieve full replication. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 600 Stock Portfolio is classified as “nondiversified”.

The Index 600 Stock Portfolio’s ability to match the performance of the S&P® 600 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 600 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Derivatives Risk • Equity Securities Risk • Exchange Traded Funds Risk • Indexing Strategy Risk	• Issuer Risk • Market Risk • Nondiversification Risk • Small Cap Company Risk

38	Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 2nd - 2008 0.35%    Worst Quarter: 4th - 2008 –25.21%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Index 600 Stock Portfolio
–31.30%	–22.97%
S&P® SmallCap 600 Index(a)
–31.07%	–22.59%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average(b)
–35.54%	—

*Commenced operations on April 30, 2007.

(a) The Standard & Poor’s® SmallCap 600 Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling (In 2009, the small-cap ceiling will be fixed at $3.6 billion and will be reviewed again in September 2009). Small cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® SmallCap 600 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	39

Index 600 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.25%
Distribution and service (12b-1) fees	None
Other Expenses*	0.30%
Total Portfolio Operating Expenses	0.55%
Fee Waiver	(0.20)%
Net Expenses**	0.35%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.35% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$149	$280	$663

40	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P® Small Cap 600 Index at the time of purchase (as of December 31, 2008, from approximately $15.3 million to $2.3 billion). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the Adviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. Consideration is also given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts, futures and options, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Equity Securities Risk • Foreign Investing Risk • Investment Style Risk (value)	• Issuer Risk • Market Risk • Micro Cap Company Risk • Small Cap Company Risk • Special Situation Risk

Northwestern Mutual Series Fund, Inc. Prospectus	41

Small Cap Value Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 17.15%    Worst Quarter: 4th - 2008 –25.12%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Small Cap Value Portfolio
–28.13%	2.10%	5.04%
Russell 2000® Value Index(a)
–28.92%	0.27%	4.19%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average(b)
–32.92%	–0.21%	—

*Commenced operations on July 31, 2001.

(a) The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling (In 2009, the small-cap ceiling will be fixed at $3.6 billion and will be reviewed again in September 2009). Small cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® SmallCap 600 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

42	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.85%
Distribution and service (12b-1) fees	None
Other Expenses*	0.02%
Total Portfolio Operating Expenses**	0.87%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Northwestern Mutual Series Fund, Inc. Prospectus	43

International Growth Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts) and U.S. broker-dealers (American Depositary Shares). The Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues.

Reflecting a growth approach to investing, equities purchased will possess, in the Adviser’s judgment, a combination of solid fundamentals, attractive valuation, liquidity and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Corporate governance is a further consideration. Prices are evaluated in reference to the company’s own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past, absolute and relative price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio are monitored as a gauge of the Portfolio’s exposure to risk.

The Adviser may overweight or underweight the sector, industry or country exposure of the Portfolio relative to the Russell Developed ex-North America Large Cap Growth Index (which reflects the Portfolio’s growth mandate) based on the Adviser’s assessment of the relative attractiveness of such sectors, industries and countries. The Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

The Portfolio may reduce its position in a particular holding in order to secure gains or due to changes in a stock’s valuation or relative strength. In addition, the Portfolio may exit positions when, in the Adviser’s opinion, there is a negative change in management strategy or a deterioration in the holding’s competitive environment.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Emerging Markets Risk • Equity Securities Risk • Exchange Traded Funds Risk • Foreign Investing Risk	• Investment Style Risk (growth) • Issuer Risk • Liquidity Risk • Market Risk • Mid Cap Company Risk • Small Cap Company Risk

44	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 18.77%    Worst Quarter: 3rd - 2008 –22.62%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
International Growth Portfolio
–46.19%	1.10%	2.09%
S&P® Global ex-US LargeMidCap Index(a)
–44.91%	3.03%	3.87%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average(b)
–46.61%	1.88%	—

*Commenced operations on July 31, 2001.

(a) The S&P® Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P® Global Broad Market Index (BMI), by capitalization. The S&P® Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index.

(b) The Lipper® Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P® World ex-U.S. Broad Market Index (BMI). The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	45

International Growth Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.67%
Distribution and service (12b-1) fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses*	0.01%
Total Portfolio Operating Expenses**	0.82%
Fee Waiver	(0.01)%
Net Expenses***	0.81%

* Fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** The Portfolio’s most recent annual report and financial highlights reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

*** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$260	$454	$1,012

46	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio normally invests primarily in foreign equity securities, including emerging market equity securities. The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

A team of research analysts selects investments for the Portfolio. The Adviser allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The Portfolio is not constrained to any particular investment style. The Adviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues, and could include common stocks, preferred stocks, securities convertible into stock and depositary receipts for those securities.

The Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered.

The Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments. In seeking to achieve its investment objective, the Portfolio may engage in active and frequent trading.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Emerging Markets Risk • Equity Securities Risk • Foreign Investing Risk • Geographic Concentration Risk • High Portfolio Turnover Risk	• Investment Style Risk (growth and value) • Issuer Risk • Leverage Risk • Liquidity Risk • Market Risk • Mid Cap Company Risk • Preferred Stock Risk • Small Cap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	47

Research International Core Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2007 3.41%    Worst Quarter: 3rd - 2008 –20.62%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Research International Core Portfolio
–42.54%	–25.88%
MSCI EAFE® (Europe-Australia-Far East) Index (Gross)(a)
–43.06%	–27.46%
MSCI® All Country World (ex-US) Index (Gross)(b)
–45.24%	–27.01%
Lipper® Variable Insurance Products (VIP) International Core Funds Average(c)
–42.59%	—

*Commenced operations on April 30, 2007.

(a) The MSCI EAFE® (“Europe-Australasia-Far East”) Index (Gross) is an unmanaged, free float-adjusted, market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The MSCI® All Country World (ex-US) Index (Gross) is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S.

(c) The Lipper® Variable Insurance Products (VIP) International Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P® World ex-U.S. Broad Market Index (BMI). The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

48	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.88%
Distribution and service (12b-1) fees	None
Other Expenses	0.81%
Total Portfolio Operating Expenses	1.69%
Fee Waiver	(0.54)%
Net Expenses*	1.15%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.15% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$461	$849	$1,937

Northwestern Mutual Series Fund, Inc. Prospectus	49

International Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped.

The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s Adviser believes are undervalued. The strategy for the Portfolio will reflect a bottom-up, value oriented and long-term investment philosophy. In choosing equity investments, the Adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The Adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Emerging Markets Risk	• Market Risk
• Equity Securities Risk	• Mid Cap Company Risk
• Foreign Investing Risk	• Small Cap Company Risk
• Investment Style Risk (value)

50	Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 22.09%    Worst Quarter: 4th - 2008 –21.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
International Equity Portfolio
–43.78%	2.94%	3.47%
MSCI® All Country World (ex-US) Index (Gross)(a),(c)
–45.24%	3.00%	2.27%
MSCI EAFE® (Europe-Australia-Far East) Index (Gross)(b),(c)
–43.06%	2.10%	1.18%
Lipper® Variable Insurance Products (VIP) International Value Funds Average(d)
–43.63%	0.98%	2.02%

(a) The MSCI® All Country World (ex-US) Index (Gross) is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The MSCI EAFE® (“Europe-Australasia-Far East”) Index (Gross) is an unmanaged, free float-adjusted, market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The MSCI® All Country World (ex-US) Index is replacing the MSCI EAFE® Index as the Portfolio’s primary benchmark because of the Index’s exposure to emerging markets. This broader geographical exposure more closely reflects the Portfolio’s ability to invest globally.

(d) The Lipper® Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P® World ex-U.S. Broad Market Index (BMI). The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	51

International Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.66%
Distribution and service (12b-1) fees	None
Other Expenses	0.05%
Total Portfolio Operating Expenses	0.71%
Management Fee Waiver*	(0.06)%
Net Expenses*	0.65%

* Mason Street Advisors has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). Mason Street Advisors' fee waiver agreement extends at least until April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$219	$387	$875

52	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek capital appreciation.

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. Such equity securities could include common stocks, preferred stocks, securities convertible into stock and depositary receipts for those securities. Emerging market countries may include countries determined by the Portfolio’s Adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Currently, such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe. In seeking to achieve its investment objective, the Portfolio may engage in active and frequent trading.

The Portfolio may invest in companies of any size. Although the Portfolio is diversified, the Portfolio may invest a relatively large percentage of its assets in the equity securities of a single issuer or a small number of issuers. The Adviser may invest a relatively large percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region. The Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments. To the extent such instruments have economic characteristics similar to the equity securities in which the Portfolio primarily invests, they may be included as part of the Portfolio’s 80% investment requirement.

The Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Derivatives Risk • Emerging Markets Risk • Equity Securities Risk • Focus Risk • Foreign Investing Risk • Geographic Concentration Risk • High Portfolio Turnover Risk	• Issuer Risk • Leverage Risk • Liquidity Risk • Market Risk • Micro Cap Company Risk • Mid Cap Company Risk • Preferred Stock Risk • Small Cap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	53

Emerging Markets Equity Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2007 11.89%    Worst Quarter: 3rd -2008 –30.50%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Emerging Markets Equity Portfolio
–55.22%	–29.43%
MSCI® Emerging Markets Index(a)
–53.18%	–25.49%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average(b)
–54.07%	—

*Commenced operations on April 30, 2007.

(a) The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP (gross national product) per capita or other economic measures. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

54	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	1.14%
Distribution and service (12b-1) fees	None
Other Expenses	0.65%
Total Portfolio Operating Expenses	1.79%
Fee Waiver	(0.29)%
Net Expenses*	1.50%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.50% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$525	$933	$2,073

Northwestern Mutual Series Fund, Inc. Prospectus	55

Money Market Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The Portfolio invests only in high quality, short term money market instruments that present minimal credit risks, as determined by management. The Portfolio seeks to achieve its investment objective by investing at least 95% of total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar weighted average portfolio maturity of the Portfolio may not exceed 90 days.

The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Because the Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s NAV or net income.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Credit Risk	• Issuer Risk
• Inflation Risk	• Liquidity Risk
• Interest Rate Risk	• Market Risk

56	Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2000 1.66%    Worst Quarter: 2nd - 2004 0.28%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
2.76%	3.45%	3.54%
Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average(a)
2.23%	3.00%	3.16%

Total returns reflect the effect of a management fee waiver in effect from December 2, 2002, through December 31, 2004, the date on which it ended. Absent the fee waiver, returns would have been less. For the seven-day period ended March 31, 2009, the Money Market Portfolio’s yield was 0.810% and was equivalent to a compound effective yield of 0.813%.

(a) The Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	57

Money Market Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee*	0.30%
Distribution and service (12b-1) fees	None
Other Expenses**	0.04%
Total Portfolio Operating Expenses	0.34%

* Mason Street Advisors has agreed to waive its entire management fee on a temporary basis. This voluntary fee waiver will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time.

** “Other Expenses” have been restated to reflect fees that will be paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds through the Program’s termination on September 18, 2009. Due to the temporary nature of the Program, these fees have not been annualized. For detailed information about the Program, please refer to “Participation in Temporary Guarantee Program for Money Market Funds” under the section of the Prospectus titled, “INVESTING IN THE PORTFOLIOS.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

58	Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. Investment grade securities are securities rated “investment grade” by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) government issued foreign debt denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign debt. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between zero and three years, and a dollar weighted average maturity of not more than three years. The Portfolio may invest in mortgage- and asset-backed securities, futures and forward contracts, swap agreements and other types of derivatives, in keeping with its investment objective.

In selecting securities for the Portfolio, the Adviser develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The Adviser uses both a top-down and bottom-up investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation by the Adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The Adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the economy, the financial markets and other factors.

The Adviser may sell a portfolio security for a variety of reasons, including to secure gains, limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Derivatives Risk	• Liquidity Risk
• Foreign Investing Risk	• Market Risk
• High Yield Debt Risk	• Mortgage- and Asset-Backed Securities Risk

Northwestern Mutual Series Fund, Inc. Prospectus	59

Short-Term Bond Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 1st - 2008 1.70%    Worst Quarter: 3rd - 2008 –1.06%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Short-Term Bond Portfolio
2.71%	3.49%
Barclays Capital® U.S. Aggregate 1-3 Years Index(a)
4.62%	5.66%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average(b)
–2.43%	—

*Commenced operations on April 30, 2007.

(a) The Barclays Capital® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade fixed rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® U.S. Aggregate 1-3 Years Index was known as the Lehman Brothers® U.S. Aggregate 1-3 Years Index.

(b) The Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

60	Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.35%
Distribution and service (12b-1) fees	None
Other Expenses	0.05%
Total Portfolio Operating Expenses*	0.40%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.45% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Northwestern Mutual Series Fund, Inc. Prospectus	61

Select Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

Total return consists of current income, including interest and discount accruals, and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) government issued foreign debt denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign debt. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given interest rate, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between three and eight years and a dollar weighted average maturity of between five and ten years. The Portfolio may invest in mortgage- and asset-backed securities, futures and forward contracts, swap agreements and other types of derivatives in keeping with its investment objective.

In selecting securities for the Portfolio, the Adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The Adviser uses both a top-down and bottom-up investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation by the Adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The Adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the economy, the financial markets and other factors. In seeking to achieve its objective, the Portfolio may engage in active and frequent trading.

The Adviser may sell a portfolio security for a variety of reasons, including to secure gains, limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Foreign Investing Risk • High Portfolio Turnover Risk • High Yield Debt Risk	• Interest Rate Risk • Issuer Risk • Liquidity Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk

62	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 3rd - 2002 6.76%    Worst Quarter: 2nd - 2004 –3.16%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
3.26%	4.06%	5.68%
Citigroup® U.S. Broad Investment Grade Bond Index(a)
7.02%	5.10%	5.85%
Barclays Capital® U.S. Aggregate Index(b)
5.24%	4.65%	5.63%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average(c)
–5.23%	1.97%	3.94%

(a) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Barclays Capital® U.S. Aggregate Index is an unmanaged index of publicly issued investment grade fixed rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® U.S. Aggregate Index was known as the Lehman Brothers® U.S. Aggregate Index.

(c) The Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	63

Select Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

64	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, subject to the quality restrictions described below. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio may also obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio is expected to be more than ten years.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities, subject to the Portfolio’s objective and the Fund’s policies. The Adviser may invest in derivatives at any time it deems appropriate. It will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments or to adjust the overall duration of the Portfolio. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. government bond funds that do not use derivatives. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. If a downgrade in the rating of a security in which the Portfolio is invested causes it to fall outside these parameters, the Adviser will sell the impacted security as soon as reasonably practicable. In addition, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or equivalently rated by S&P or Fitch, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or equivalently rated by S&P or Fitch. Securities in which the Portfolio invests may be illiquid.

The Portfolio may sell a position when, in the Adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Equity Securities Risk • High Portfolio Turnover Risk • Inflation Risk • Interest Rate Risk	• Issuer Risk • Leverage Risk • Liquidity Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • Preferred Stock Risk

Northwestern Mutual Series Fund, Inc. Prospectus	65

Long-Term U.S. Government Bond Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2008 16.87%     Worst Quarter: 2nd - 2008 –2.67%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Long-Term U.S. Government Bond Portfolio
20.76%	16.93%
Barclays Capital® Long-Term U.S. Treasury Index(a)
24.03%	18.96%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average(b)
3.86%	—

*Commenced operations on April 30, 2007.

(a) The Barclays Capital® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed income securities with various maturities greater than 10 years. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® Long-Term U.S. Treasury Index was known as the Lehman Brothers® Long-Term U.S. Treasury Index.

(b) The Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest primarily in U.S. government and agency issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

66	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.55%
Distribution and service (12b-1) fees	None
Other Expenses*,(a)	0.08%
Total Portfolio Operating Expenses**,(a)	0.63%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

(a) Other Expenses and Total Portfolio Operating Expenses have been restated to include estimated interest expenses of 0.01%. Interest expenses are not subject to the expense limitation agreement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Northwestern Mutual Series Fund, Inc. Prospectus	67

Inflation Protection Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”).

The Adviser is not limited to a specific weighted average maturity range. However, the Adviser monitors the Portfolio’s weighted average maturity and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements, provided that such instruments are in keeping with the Portfolio’s investment objective. The Portfolio may purchase securities in a number of different ways to seek higher rates of return.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency to reduce the risk of loss due to fluctuations in the currency exchange rates, though there is no assurance that it will do so or, if it does, whether it will achieve its desired result.

The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.

Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury. Because the number of inflation-linked debt securities issued by other entities is limited, at times the Portfolio may have a substantial position in non-inflation-linked securities. To the extent that this is the case, that portion of the Portfolio will not be automatically protected from inflation.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Foreign Securities Risk • High Yield Debt Risk • Inflation Risk	• Interest Rate Risk • Issuer Risk • Liquidity Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk

68	Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2007 4.33%    Worst Quarter: 3rd - 2008 –2.72%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Inflation Protection Portfolio
–1.38%	3.17%
Citigroup® U.S. Inflation-Linked Index(a)
–1.17%	4.05%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average(b)
3.86%	—

*Commenced operations on April 30, 2007.

(a) The Citigroup® U.S. Inflation-Linked Securities Index is an unmanaged index designed to track the performance of U.S. Treasury and Inflation-Protected Securities (TIPS) with fixed rate coupon payments that are adjusted for inflation as measured by the Consumer Price Index (CPI). The index is market capitalization weighted and includes U.S. Treasury Inflation-Protected issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) General U.S. Government Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest primarily in U.S. government and agency issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	69

Inflation Protection Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.58%
Distribution and service (12b-1) fees	None
Other Expenses*	0.04%
Total Portfolio Operating Expenses**	0.62%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

70	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

The Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts) and U.S. broker-dealers (American Depositary Shares).

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

The primary investment strategy of the Portfolio is identify, based on industry and credit analysis, and to invest in, industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager’s analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the Portfolio, the Adviser will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the Adviser’s evaluation of credit and market risk in relationship to the expected rate of return.

The Adviser may sell a portfolio security for a variety of reasons, such as a change in the Adviser’s fundamental view regarding the prospects of the issuer, a change in industry or sector outlook, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Foreign Investing Risk	• Liquidity Risk
• High Yield Debt Risk	• Market Risk
• Inflation Risk

Northwestern Mutual Series Fund, Inc. Prospectus	71

High Yield Bond Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 9.59%    Worst Quarter: 4th - 2008 –14.12%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
–21.35%	0.21%	2.36%
Citigroup® High Yield Cash Pay Index(a)
–24.74%	–0.68%	2.51%
Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index(b)
–25.88%	–0.84%	2.28%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average(c)
–26.93%	–1.17%	1.27%

(a) The Citigroup® High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index was known as the Lehman Brothers® U.S. Corporate High Yield 2% Issuer Capped Index.

(c) The Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

72	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.46%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Northwestern Mutual Series Fund, Inc. Prospectus	73

Multi-Sector Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek maximum total return, consistent with prudent investment management.

Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fixed Income Instruments include the securities described under “MORE ABOUT THE PORTFOLIOS—More About Securities, Investment Strategies and Techniques.” The average portfolio duration of the Portfolio normally varies within a three- to eight-year time frame based on the Adviser’s forecast for interest rates.

The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may invest in illiquid securities. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and policies. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decrease in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In selecting securities for a Portfolio, the Adviser develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.

The Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the Adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.

The Portfolio may sell a position when, in the Adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

•   Active Management Risk

•   Credit Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Securities Risk

•   Foreign Investing Risk

•   High Portfolio Turnover Risk

•   High Yield Debt Risk

•   Illiquid Securities Risk

• Inflation Risk • Interest Rate Risk • Issuer Risk • Leverage Risk • Liquidity Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • Preferred Stock Risk

74	Northwestern Mutual Series Fund, Inc. Prospectus

Multi-Sector Bond Portfolio – Summary

PAST PERFORMANCE

The following table shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The information in the table is intended to give some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance with a broad measure of market performance. Returns are based on past results and are not an indication of future performance. The table does not reflect the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2007 1.94%    Worst Quarter: 3rd - 2008 –4.77%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	Since Inception*
Multi-Sector Bond Portfolio
–6.86%	–3.54%
Barclays Capital® Global Credit Hedged USD Index(a)
–5.89%	–2.69%
33 1/3% each of the following three indexes: Barclays Capital® Global Aggregate—Credit Component, Hedged USD; Merrill Lynch® Global High-Yield BB-B Rated Constrained Index; and JPMorgan® EMBI Global(b)
–12.84%	–7.16%
Lipper® Variable Insurance Products (VIP) General Bond Funds Average(c)
–9.18%	—

*Commenced operations on April 30, 2007.

(a) The Barclays Capital® Global Credit Hedged USD Index is an unmanaged index composed of investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged bases (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® Global Credit Hedged USD Index was known as the Lehman Brothers® Global Credit Hedged USD Index.

(b) The benchmark is comprised of 33 1/3% of each of the following three indexes: Barclays Capital® Global Aggregate—Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays Capital® Global Aggregate—Credit Component, Hedged USD Index provides a broad-based measure of the global investment grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. These indices do not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in these indices. Prior to November 1, 2008, the Barclays Capital® Global Aggregate—Credit Component was known as the Lehman Brothers® Global Aggregate—Credit Component.

(c) The Lipper® Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that do not have any quality or maturity restrictions. These funds intend to keep the bulk of assets in corporate and government debt issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	75

Multi-Sector Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.79%
Distribution and service (12b-1) fees	None
Other Expenses(a)	0.16%
Total Portfolio Operating Expenses*,(a)	0.95%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.95% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

(a) Other Expenses and Total Portfolio Operating Expenses have been restated to include estimated interest expenses of 0.07%. Interest expenses are not subject to the expense limitation agreement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$526	$1,166

76	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Securities	Fixed Income or Debt Securities	Cash Equivalents
35-55%	40-60%	0-20%

These benchmarks are not minimum and maximum limits and the Adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the Adviser’s economic and market outlook, and its perceived opportunities in each class. The Portfolio will employ both “growth” and “value’ styles in managing the equity sector. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade debt securities (often called “junk bonds”). The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. Up to 50% of the Portfolio’s net assets may be invested in foreign securities, up to a maximum of 25% in foreign stocks and 25% in foreign bonds.

The Portfolio may also invest in mortgage- and asset-backed securities, futures contracts, forward contracts and other types of derivatives, including total return and credit default swaps, in keeping with its investment objective. Futures contracts may be used to adjust the Portfolio for the Adviser’s view on term structure and duration, as well as to provide increased flexibility in asset allocation.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of stocks, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds stock investments.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Equity Securities Risk • Foreign Investing Risk • High Yield Debt Risk • Interest Rate Risk	• Issuer Risk • Market Risk • Mid Cap Company Risk • Mortgage- and Asset-Backed Securities Risk • Small Cap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	77

Balanced Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 10.39%    Worst Quarter: 4th - 2008 –12.20%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
–22.72%	0.25%	1.73%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Citigroup® U.S. Broad Investment Grade Bond Index(b)
7.02%	5.10%	5.85%
Balanced Portfolio Blended Composite(c)
–20.19%	1.92%	2.84%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average(d)
–25.34%	0.07%	1.46%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (40%), the S&P® Global ex-US LargeMidCap Index (10%), the Citigroup® U.S. Broad Investment Grade Bond Index (45%) and the Citigroup® High Yield Cash Pay Index (5%). Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index. The performance of the Balanced Portfolio Blended Composite Benchmark does not reflect the deduction of expenses associated with a registered investment company such as the Portfolio, including investment management fees and other expenses. By contrast, the performance of the Portfolio reflects the deduction of these expenses. It is not possible to invest direct in an index.

(d) The Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

78	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses*	0.00%
Total Portfolio Operating Expenses	0.30%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Northwestern Mutual Series Fund, Inc. Prospectus	79

Asset Allocation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Securities	Fixed Income or Debt Securities	Cash Equivalents
55-75%	25-45%	0-15%

These benchmarks are not minimum and maximum limits and the Adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the Adviser’s economic and market outlook, and its perceived opportunities in each class. The Portfolio will employ either “growth” or “value”, or both, styles in managing the equity sector. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade debt securities (often called “junk bonds”) . The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. The Portfolio may invest up to 50% of net assets in foreign securities.

The Portfolio may also invest in mortgage- and asset-backed securities, futures contracts, forward contracts and other types of derivatives, including total return and credit default swaps, in keeping with its investment objective. Futures contracts may be used to adjust the Portfolio for the Adviser’s view on term structure and duration, as well as to provide increased flexibility in asset allocation.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of stocks with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds stock investments.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 83 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk • Credit Risk • Derivatives Risk • Equity Securities Risk • Foreign Investing Risk • High Yield Debt Risk • Interest Rate Risk	• Issuer Risk • Market Risk • Mid Cap Company Risk • Mortgage- and Asset-Backed Securities Risk • Small Cap Company Risk

80	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 10.26%    Worst Quarter: 4th - 2008 –16.40%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Asset Allocation Portfolio
–30.13%	–0.22%	0.64%
S&P 500® Index(a)
–37.00%	–2.19%	–2.08%
Citigroup® U.S. Broad Investment Grade Bond Index(b)
7.02%	5.10%	5.67%
Asset Allocation Blended Composite(c)
–28.17%	0.81%	1.66%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average(d)
–29.60%	–0.50%	—

*Commenced operations on July 31, 2001.

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Asset Allocation Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (50%), the S&P® Global ex-US LargeMidCap Index (15%), the Citigroup® U.S. Broad Investment Grade Bond Index (25%), and the Citigroup® High Yield Cash Pay Index (10%). Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index. The performance of the Asset Allocation Portfolio Blended Composite Benchmark does not reflect the deduction of expenses associated with a registered investment company such as the Portfolio, including investment management fees and other expenses. By contrast, the performance of the Portfolio reflects the deduction of these expenses. It is not possible to invest directly in an index.

(d) The Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

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Asset Allocation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.53%
Distribution and service (12b-1) fees	None
Other Expenses*	0.07%
Total Portfolio Operating Expenses	0.60%
Management Fee Waiver**	(0.06)%
Net Expenses***	0.54%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares in one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. Mason Street Advisors’ fee waiver agreement extends at least until April 30, 2010.

*** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated at any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$184	$327	$742

82	Northwestern Mutual Series Fund, Inc. Prospectus

MORE ABOUT THE PORTFOLIOS

More About Risks

An investment in a Portfolio, like any investment, has risks. Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in a Portfolio. There can be no assurance that a Portfolio will achieve its objective. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Portfolios has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Portfolio, as identified in “PORTFOLIO SUMMARIES” above as well as other risks that may apply.

Active Management Risk. Most Portfolios (other than index funds) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Examples include futures contracts, purchasing and/or writing (selling) put and call options, and interest rate, equity and other types of swaps. A Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage.

A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Policies” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

        Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

        Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

        Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

        Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the

Northwestern Mutual Series Fund, Inc. Prospectus	83

Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate with underlying assets, rates and indexes they are designed to track. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities, the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Exchange Traded Funds Risk. An exchange traded fund (ETF) is a type of investment company bought and sold on a securities exchange which represents a fixed portfolio of securities designed to track a particular market index. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

84	Northwestern Mutual Series Fund, Inc. Prospectus

Focus Risk. If a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Foreign Investing Risk.

        General. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a significant portion of its assets in a concentrated geographic area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

        Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

        Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

        Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

        Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

        Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

        ADR Risk. American Depositary Receipts (“ADRs”) are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Geographic Concentration Risk. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

High Yield Debt Risk. High yield debt securities or non-investment grade securities (sometimes referred to as “junk bonds”), are generally those securities rated below investment grade by at least one nationally recognized statistical rating organization and unrated securities determined by a Portfolio’s Adviser or Sub-Adviser to be of comparable quality. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

High Portfolio Turnover Risk. Active management of a may also result in active trading of portfolio securities, which could increase the portfolio turnover rate. A high portfolio turnover rate generally involves greater brokerage commission expenses. The portfolio turnover rate of a Portfolio may vary from year to year.

Illiquid Securities Risk. Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid

Northwestern Mutual Series Fund, Inc. Prospectus	85

security or sell at a reasonable price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Indexing Strategy Risk. Portfolios using an indexing strategy do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Portfolio and index performance may be affected by the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. Because of these factors, a Portfolio, particularly one with fewer assets, may not perform as well as the index it attempts to match.

Inflation Risk. Inflation risk is the risk that your investment in the Portfolio will not provide enough income to keep pace with inflation. The risk may be magnified in an extended low interest rate environment.

Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities or durations.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other equity funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Issuer Risk. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Certain transactions may give rise to a form of leverage including, among others, reverse repurchase agreements, loans of portfolios securities, inverse floaters, structured notes and the use of derivative, when issued, delayed delivery or forward commitment transactions. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.

Market Risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Portfolios to greater market risk. In addition, recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ holdings.

86	Northwestern Mutual Series Fund, Inc. Prospectus

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on each Portfolio.

Micro Cap Company Risk. Investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations because these companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

Mid Cap Company Risk. Mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations because mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a mid cap stock, especially during periods of market volatility.

Mortgage- and Asset-Backed Securities Risk. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations, each of which is described in more detail, below, at “MORE ABOUT THE PORTFOLIOS—More About Securities, Investment Strategies and Techniques.” Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Nondiversification Risk. Because the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios, as nondiversified funds, may invest a relatively large percentage of their assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Preferred Stock Risk. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Small Cap Company Risk. Small cap stocks may involve greater risks of loss and price fluctuation than stocks of

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companies with larger capitalizations because smaller companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small cap stock, especially during periods of market volatility.

Special Situation Risk. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer's securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security's market price.

More About Securities, Investment Strategies and Techniques

This section provides additional information about some of the principal investments and strategies of the Portfolios described under the “PORTFOLIO SUMMARIES” section, above. It also describes characteristics of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that the Adviser and Sub-Adviser can decide whether to use them or not. This Prospectus does not attempt to disclosure all of the various types of securities and investment techniques that may be used by the Portfolios. The Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Investment Objectives and Policies. Certain Portfolios have an investment strategy to invest at least 80% of net assets plus any borrowings for investment purposes in one or more particular types of security suggested by its name (See the “PORTFOLIO SUMMARIES” section of this Prospectus). Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to this investment policy. In addition, the investment objectives of each of the following Portfolios may be changed by the Board of Directors without shareholder approval: Large Cap Blend, Large Company Value, Index 600 Stock, Research International Core, Emerging Markets Equity, Short-Term Bond, Long-Term U.S. Government Bond, Inflation Protection and Multi-Sector Bond Portfolios. The investment objectives of the other Portfolios are fundamental and cannot be changed without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities (each, an “Equity Portfolio”) may include common stocks and (other than the Index 400, Index 500 Stock and Index 600 Stock Portfolios), preferred stocks, rights, warrants, and securities convertible into common or preferred stocks. To a lesser degree, each of the Portfolios designed to invest primarily in fixed income securities (each, a “Fixed Income Portfolio”) may invest in common and preferred stocks and warrants.

Fixed Income Securities. Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;

•	U.S. Government securities including securities issued by agencies and government sponsored enterprises;

•	obligations of international agencies or supernational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

•	loan participations and assignments, and dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);

•	inflation-indexed bonds issued by both governments and corporations;

•	delayed funding loans and revolving credit facilities;

•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises (“municipal securities”);

•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	reverse convertible notes;

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

To a lesser degree, each Equity Portfolio may invest in debt securities consistent with the Portfolio’s investment objective and strategy.

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

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ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are considered foreign securities for purposes of limitations stated herein regarding Foreign Securities except as specifically noted.

Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payment (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. The Portfolios may invest no more than 5% of their total assets in any combination of mortgage related or other asset-backed IO, PO, or inverse floater securities.

Each Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments. The Portfolios may invest in fixed- and floating rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Emerging Market Securities. The Portfolios may invest in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Adviser or

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Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Portfolios emphasize those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Adviser or Sub-Adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Derivatives. Each Portfolio may, but it is not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a cash or tax management strategy or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the basket. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “INVESTMENT POLICIES—Derivative Securities” in the Statement of Additional Information.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors or otherwise cover its position in a permissible manner.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

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Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Government Agency Securities. Securities issued by U.S. Government agencies or government sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the new government senior preferred shares. The U.S. Treasury also instituted a new secured lending credit facility, which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by FNMA and FHLMC, through December 31, 2009. No assurances can be given that the U.S. Treasury initiatives will be successful.

Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Illiquid Investments. Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 10%, as applicable) limit.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Portfolio Turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may

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engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio’s performance.

Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

With a change in the rating of a debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P® Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, “S&P® SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

Foreign Investments. Each International Portfolio has an unlimited ability to invest in foreign securities. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Unless otherwise specified in a Portfolio's investment strategies, each other Portfolio may invest up to 20% of its net assets in foreign securities. Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. For purposes of these limitations, "foreign securities" shall mean:

—securities of companies who principal trading activities are outside the U.S.; or

—securities denominated in non U.S. dollar currencies; or

—securities of companies that:

—are organized under the laws of, or have principal offices in, a country other than the U.S., and

—derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

—American Depositary Receipts and American Depositary Shares; or

—with respect to derivative instruments, instruments where the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indexes of such instruments or securities).

Securities Lending. For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan. The Statement of Additional Information contains further details about securities lending.

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THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides its extensive institutional and fixed income expertise to Northwestern Mutual and certain of its affiliates, The Northwestern Mutual Foundation, and Northwestern Mutual’s pension plan assets for employees and financial representatives. As of December 31, 2008, Mason Street Advisors had over $72.3 billion in assets under management. As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser.

The Sub-Advisers

Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:

American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments serves as sub-adviser for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio.

Capital Guardian Trust Company (“CGTC”), 333 South Hope Street, 55th Floor, Los Angeles, California 90071, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-adviser for the Domestic Equity Portfolio and the Large Cap Blend Portfolio. CGTC has been providing investment management services since 1968.

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, is the sub-adviser for the Focused Appreciation Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

Massachusetts Financial Services Company (MFS®(1)), 500 Boylston Street, Boston, Massachusetts 02116, serves as sub-adviser for the Emerging Markets Equity Portfolio and the Research International Core Portfolio of the Fund. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of SunLife Financial Inc., a diversified financial services organization.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, serves as sub-adviser for the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio of the Fund. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. Allianz SE is the indirect majority owner of Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, a wholly owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the International Equity Portfolio. Templeton has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”), 17 th Floor, Chater House, 8 Connaught Road Central, Hong Kong, a wholly owned indirect subsidiary of Franklin Resources, Inc., as an additional sub-adviser to make day-to-day investment decisions for the International Equity Portfolio. Templeton Asia provides Templeton with investment management advice and assistance, including the portfolio management services of Dr. Guang Yang, while he remains employed by Templeton Asia.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the Small Cap Value Portfolio and the Equity Income Portfolio.

Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolios or Portfolios that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Growth Stock Portfolio

David R. Keuler is a co-manager of the Growth Stock Portfolio. Mr. Keuler is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1991. He also

(1) MFS® is a registered trademark of Massachusetts Financial Services Company.

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acts as one of two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio, and is responsible for the large cap portion of each such Portfolio. Mr. Keuler also manages various equity portfolios of Northwestern Mutual. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. He is a CFA charterholder.

Michael P. Johnson is a Director of Mason Street Advisors and joined Northwestern Mutual in 1984. Mr. Johnson co-manages the Growth Stock Portfolio. He also manages various equity portfolios for Northwestern Mutual. He holds a B.B.A. from the University of Wisconsin-Whitewater and an M.S. degree in finance from the University of Wisconsin-Milwaukee. He is a CFA charterholder.

Focused Appreciation Portfolio

Ron Sachs manages the Focused Appreciation Portfolio, which he has managed since January 2008. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He is a CFA charterholder.

Large Cap Core Stock Portfolio

Mary R. Linehan is a Director of Mason Street Advisors and joined Northwestern Mutual in 2007. She has primary responsibility for the management of the Large Cap Core Stock Portfolio. Ms. Linehan also manages various equity portfolios for Northwestern Mutual. Ms. Linehan was a Fund Manager for Marshall and Ilsley Corporation (M&I) from 2003-2007. During the time period from 1989 to 2003, Ms. Linehan held various investment positions at M&I, Strong Funds and Heartland Funds. She holds a B.S. degree in Management from the University of North Dakota-Grand Forks and an M.B.A. from Marquette University.

Large Cap Blend Portfolio

Capital Guardian Trust Company (“CGTC”) uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the Portfolio’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a Portfolio’s assets. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Terry Berkemeier, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 17 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Berkemeier earned a BSc. and a B.E. in geology and mining engineering from the University of Sydney.

Theodore R. Samuels, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 27 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Samuels holds an MBA from Harvard University Graduate School of Business Administration and a BA from Harvard College.

Eric H. Stern, Director and Senior Vice President of CGTC, and has been employed by CGTC or an affiliate since 1991 and has 19 years of investment experience. Mr. Stern holds an MBA from Stanford Graduate School of Business and is a Phi Beta Kappa graduate with a BS in business administration from the University of California, Berkeley.

Alan J. Wilson, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 18 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his B.S. in civil engineering from Massachusetts Institute of Technology.

Index 500 Stock Portfolio

Patricia L. Van Kampen has primary responsibility for the management of the Index 500 Stock Portfolio. Ms. Van Kampen is President of the Fund and a Vice President— Equities of Mason Street Advisors. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of Mason Street Advisors and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual, The Northwestern Mutual Foundation, Northwestern Mutual’s pension plan assets and the Fund. Ms. Van Kampen also acts as the portfolio manager for the Index 400 Stock and Index 600 Stock Portfolios. She is a CFA charterholder.

Large Company Value Portfolio

American Century Investments uses teams of portfolio managers and analysts to manage funds. These teams are organized by broad investment categories. The individuals listed below are the portfolio managers for the Portfolio. As such, they are ultimately responsible for the day to day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives. Other members of the investment team provide research and analytical support, but generally do not make day-to-day investment decisions for the Portfolio.

Charles A. Ritter, Vice President and Senior Portfolio Manager, is a member of the team that manages the Large Company Value Portfolio. He joined American Century Investments in 1998 and has served as a portfolio manager since 1999 for accounts that use American Century’s large company value strategy. Before joining American Century Investments, he spent 15 years with Federated Investors, where he most recently served as a vice president and portfolio manager for the company. He has a bachelor’s degree in mathematics and a master’s degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

Brendan Healy, Vice President and Portfolio Manager, is a member of the team that manages the Large Company Value

94	Northwestern Mutual Series Fund, Inc. Prospectus

Portfolio. He joined American Century Investments in 2000 as an investment analyst. He became a portfolio manager in February 2004. He has a bachelor’s degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas—Austin. He is a CFA charterholder.

Domestic Equity Portfolio

Todd S. James, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 23 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. James earned an MBA from the University of Southern California Graduate School of Business and a BS in international finance from California State University, Sacramento.

Darcy Kopcho, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 23 years and has served as a portfolio manager selecting equity securities during the past five years. Ms. Kopcho graduated from the Graduate School of Management at the University of California with an MBA, and a BA in Religious Studies.

Theodore R. Samuels, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 27 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Samuels holds a MBA from Harvard University Graduate School of Business Administration and a BA from Harvard College.

Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. In addition, Capital Guardian’s research professionals may make investment decisions with respect to a portion of the Portfolio.

Equity Income Portfolio

The Equity Income Portfolio is managed by an investment advisory committee.

Brian C. Rogers, Chairman of the Board and Chief Investment Officer of T. Rowe Price, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been chairman of the committee since 1993, joined T. Rowe Price in 1982, and has been managing investments since 1983.

Mid Cap Growth Stock Portfolio

Jill M. Grueninger is the co-portfolio manager of the Mid Cap Growth Stock Portfolio. Ms. Grueninger also has primary responsibility for the management of the mid cap portion of the Asset Allocation Portfolio and the Balanced Portfolio. Ms. Grueninger is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1990. Prior to that she worked for two years as a research associate for Sanford C. Bernstein. She received B.B.A. and M.S. degrees from the University of Wisconsin—Madison. Ms. Grueninger also manages other Mason Street Advisors equity accounts and various equity portfolios for Northwestern Mutual. She is a CFA charterholder.

Curtis J. Ludwick is a Director of Mason Street Advisors and joined Northwestern Mutual in 1996. He is a co-manager of the Mid Cap Growth Stock Portfolio and also co-manages other equity accounts and various equities portfolios for Northwestern Mutual. He holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He is a CFA charterholder.

Index 400 Stock Portfolio

Patricia L. Van Kampen has primary responsibility for the management of the Index 400 Stock Portfolio. For Ms. Van Kampen’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Mid Cap Value Portfolio

American Century Investments uses teams of portfolio managers and analysts to manage funds. These teams are organized by broad investment categories. The individuals listed below are the portfolio managers for the Portfolio. As such, they are ultimately responsible for the day to day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives. Other members of the investment team provide research and analytical support, but generally do not make day-to-day investment decisions for the Portfolio.

Phillip N. Davidson, Chief Investment Officer Value Equity, Senior Vice President and Senior Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. Prior to joining American Century Investments in 1993 as a portfolio manager, he spent 11 years at Boatman’s Trust Company in St. Louis and served as vice president and portfolio manager responsible for institutional value equity clients. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss, Vice President and Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. He joined American Century Investments in 1998. He became a senior investment analyst in 2003 and then became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder.

Kevin Toney, Vice President and Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. He joined American Century Investments in 1999 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Small Cap Growth Stock Portfolio

William R. Walker is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in

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1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. He also has primary responsibility for the small cap portion of the Asset Allocation Portfolio and the Balanced Portfolio and manages various other equity portfolios for Northwestern Mutual. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He is a CFA charterholder.

Paul Rokosz is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He joined Mason Street Advisors in 2008 as a Director. Prior thereto, he acted as a Partner and Small Cap Portfolio Manager, in a joint venture with Roxbury Capital Management. Mr. Rokosz received a B.B.S. in information systems from Loyola University of Chicago and an MBA from the University of Chicago, Graduate School of Business. He is a CFA charterholder.

Index 600 Stock Portfolio

Patricia L. Van Kampen has primary responsibility for the management of the Index 600 Stock Portfolio. For Ms. Van Kampen’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Small Cap Value Portfolio

The Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Athey, a Vice President of T. Rowe Price, has been chairman of the Portfolio’s committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.

International Growth Portfolio

Thomas A. Carroll is the co-portfolio manager of the International Growth Portfolio. Mr. Carroll is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1983. He holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. He has primary responsibility for management of the international equity portion of the Asset Allocation Portfolio and the Balanced Portfolio. Mr. Carroll also manages the international equity investments of Northwestern Mutual. He is a CFA charterholder.

Kathleen Brooks is the co-portfolio manager of the International Growth Portfolio. Ms. Brooks joined Northwestern Mutual in 1998 and has been a Director of Mason Street Advisors since 2002. Since joining Mason Street Advisors, Ms. Brooks has had primary responsibility for management of the international equity portion of the portfolios for Northwestern Mutual’s life and annuity clients/employees and the Northwestern Mutual Foundation. Ms. Brooks holds a B.B.A. from UW-Milwaukee and an M.S. in Finance from UW-Madison. She is a CFA charterholder and is also a member of the Milwaukee Analyst Society.

Research International Core Portfolio

Jose Luis Garcia, Investment Officer of Massachusetts Financial Services Company, has been employed in the investment area of Massachusetts Financial Services Company since 2002. Mr. Garcia is a portfolio manager, providing general oversight of a team of analysts.

Thomas Melendez, Investment Officer of Massachusetts Financial Services Company, has been employed in the investment area of Massachusetts Financial Services Company since 2002. Mr. Melendez is a portfolio manager, providing general oversight of a team of analysts.

International Equity Portfolio

Gary P. Motyl is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He co-manages the International Equity Portfolio. He is a CFA charterholder.

Dr. Guang Yang is Executive Vice President of Templeton Investment Counsel, LLC and a portfolio manager of Franklin Templeton Investments (Asia) Limited. He joined Templeton in 1995 and Templeton Asia in 2007. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. He co-manages the International Equity Portfolio. He is a CFA charterholder.

Emerging Markets Equity Portfolio

Nicholas D. Smithie, Investment Officer and portfolio manager of Massachusetts Financial Services Company, has been employed in the investment area of Massachusetts Financial Services Company since 1998. Mr. Smithie co-manages the Emerging Markets Equity Portfolio.

Jose Luis Garcia, Investment Officer of Massachusetts Financial Services Company, is co-manager of the Emerging Markets Equity Portfolio. His focus is primarily on Latin American securities. For Mr. Garcia’s biographical information, please refer to “Research International Core Portfolio,” above.

Short-Term Bond Portfolio

R. David Ells has primary responsibility for the management of the Short-Term Bond Portfolio. Mr. Ells is a Director of Mason Street Advisors and joined Northwestern Mutual in 2004. Prior to this, he was Senior Vice President of Deerfield Capital Management, LLC from 2003-2004, and Senior Vice President of Enterprise Advisors/Imagine Reinsurance prior thereto. He holds a B.A. in Economics from Trinity College in Hartford, Connecticut. He also acts as one of the two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio and has primary responsibility for the management of the investment grade bond portion of each such Portfolio. Mr. Ells also has primary responsibility for the management of the Select Bond Portfolio and also manages various fixed income portfolios for Northwestern Mutual. He is a CFA charterholder.

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Select Bond Portfolio

R. David Ells has primary responsibility for the management of the Select Bond Portfolio. For Mr. Ells’ biographical information, please refer to “Short-Term Bond Portfolio,” above.

Long-Term U.S. Government Bond Portfolio

Stephen Rodosky, Executive Vice President of PIMCO, is the portfolio manager of the Long-Term U.S. Government Bond Portfolio. Mr. Rodosky joined PIMCO in 2001, and has thirteen years of investment experience. Prior to joining PIMCO, Mr. Rodosky was associated with Merrill Lynch, Inc. as vice president of institutional sales. At PIMCO, Mr. Rodosky specializes in portfolio management of treasuries, agencies and futures. Mr. Rodosky holds a bachelor’s degree from Villanova University and a master’s degree in financial markets from Illinois Institute of Technology.

Inflation Protection Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets and municipal bonds, in its management of fixed income funds (such as the Portfolio). Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions. The Portfolio’s other portfolio managers are responsible for security selection and portfolio construction for the Portfolio within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment teams provide research and analytical support but generally do not make day-to-day investment decisions for the Portfolio.

The individuals listed below are primarily responsible for the day-to-day management of the Portfolio.

Brian Howell (Macro Strategy Team Representative), Vice President and Senior Portfolio Manager, is a member of the team that manages the Inflation Protection Portfolio. He joined American Century Investments in 1987 and became a portfolio manager in January 1996. He has a bachelor’s degree in mathematics/statistics and an MBA from University of California-Berkeley.

James E. Platz, Vice President and Senior Portfolio Manager, is a member of the team that manages the Inflation Protection Portfolio. He joined American Century Investments in October 2003 as a portfolio manager. Prior to joining American Century Investments, he was a vice president, senior portfolio manager for Standish Mellon Asset Management, formerly Certus Asset Advisors, since August 1995. Mr. Platz received a bachelor’s degree in history and political economics of industrial societies from the University of California-Berkeley and an MBA from the University of Southern California. He is a CFA charterholder.

Robert V. Gahagan (Macro Strategy Team Representative), Senior Vice President and Senior Portfolio Manager, is a member of the team that manages the Inflation Protection Portfolio. He joined American Century Investments in 1983 and became a portfolio manager in January 1991. He has a bachelor’s degree in economics and an MBA from the University of Missouri-Kansas City.

High Yield Bond Portfolio

Andrew T. Wassweiler is a Director of Mason Street Advisors and joined Northwestern Mutual in 1997. He holds a B.A. degree from University of Wisconsin-Madison and a M.S. from the University of Wisconsin-Madison. He has primary responsibility for the management of the High Yield Bond Portfolio, the high yield bond portion of the Asset Allocation Portfolio and the Balanced Portfolio, as well as other high yield accounts for Northwestern Mutual. He is a CFA charterholder and a Certified Public Accountant.

Multi-Sector Bond Portfolio

Curtis A. Mewbourne, Executive Vice President of PIMCO, is the portfolio manager for the Multi-Sector Bond Portfolio. Mr. Mewbourne is Co-Head of PIMCO’s Emerging Markets portfolio management team. He has over seventeen years of trading experience in Credit Markets. He began his career in finance at Lehman Brothers in 1992 as a market maker for Emerging Market debt. Prior to joining PIMCO in 1999, Mr. Mewbourne ran Salomon Brothers Emerging Market trading desk in London. Mr. Mewbourne holds an engineering degree in Computer Science from the University of Pennsylvania.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and the Asset Allocation Portfolio are each managed by the same team of six Mason Street Advisors portfolio managers (listed below), who make collective investment decisions with respect to the allocation of each such Portfolio’s assets across asset categories, subject to the oversight and final approval of two lead portfolio managers for each Portfolio, Messrs. Keuler and Ells. All portfolio managers are also are each individually responsible for decisions with respect to the purchase and sale of securities for the portion of each Portfolio assigned to him or her.

David R. Keuler is co-lead manager and also has primary responsibility for the large cap portion of each Portfolio. For Mr. Keuler’s biographical information, please refer to “Growth Stock Portfolio,” above.

R. David Ells is co-lead manager and also has primary responsibility for the investment grade bond portion of each Portfolio. For Mr. Ells’ biographical information, please refer to “Short-Term Bond Portfolio,” above.

Thomas A. Carroll has primary responsibility for the management of the international equity portion of each Portfolio. For Mr. Carroll’s biographical information, please refer to “International Growth Portfolio,” above.

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Jill M. Grueninger has primary responsibility for the management of the mid cap portion of each Portfolio. For Ms. Grueninger’s biographical information, please refer to “Mid Cap Growth Stock Portfolio,” above.

William R. Walker has primary responsibility for the management of the small cap portion of each Portfolio. For Mr. Walker’s biographical information, please refer to “Small Cap Growth Stock Portfolio,” above.

Andrew T. Wassweiler has primary responsibility for the management of the high yield bond portion of each Portfolio. For Mr. Wassweiler’s biographical information, please refer to “High Yield Bond Portfolio,” above.

Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Advisory Fees:

The following table shows the annual expenses, including advisory fees, for each of the Portfolios for the fiscal year ended December 31, 2008 as a percentage of the average net assets of the Portfolios based on 2008 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Growth Stock	0.42%	0.01%	0.43%
Focused Appreciation	0.77%	0.01%	0.78%
Large Cap Core Stock	0.43%	0.01%	0.44%
Large Cap Blend	0.77%	0.08%	0.85%
Index 500 Stock	0.20%	0.00%	0.20%
Large Company Value	0.72%	0.08%	0.80%
Domestic Equity	0.56%	0.01%	0.57%
Equity Income	0.65%	0.02%	0.67%
Mid Cap Growth Stock	0.52%	0.01%	0.53%
Index 400 Stock	0.25%	0.01%	0.26%
Mid Cap Value	0.85%	0.04%	0.89%
Small Cap Growth Stock	0.55%	0.02%	0.57%
Index 600 Stock	0.25%	0.10%	0.35%
Small Cap Value	0.85%	0.02%	0.87%
International Growth	0.67%	0.12%	0.79%
Research International Core	0.88%	0.27%	1.15%
International Equity	0.66%	(0.01)%	0.65%
Emerging Markets Equity	1.14%	0.36%	1.50%
Money Market	0.30%	0.02%	0.32%
Short-Term Bond	0.35%	0.05%	0.40%
Select Bond	0.30%	0.00%	0.30%
Long-Term U.S. Government Bond	0.55%	0.07%	0.62%

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Inflation Protection	0.58%	0.04%	0.62%
High Yield Bond	0.46%	0.01%	0.47%
Multi-Sector Bond	0.79%	0.09%	0.88%
Balanced	0.30%	0.00%	0.30%
Asset Allocation	0.53%	0.01%	0.54%

Sub-Advisory Fees:

American Century Investment Management, Inc. (“American Century Investments”), Capital Guardian Trust Company (“CGTC”), Janus Capital Management LLC (“Janus”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), Templeton Investment Counsel, LLC (“Templeton”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) have been retained under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios, the Domestic Equity and Large Cap Blend Portfolios, the Focused Appreciation Portfolio, the Research International Core and Emerging Markets Equity Portfolios, the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, the International Equity Portfolio, and the Equity Income and Small Cap Value Portfolios, respectively. Templeton has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”) as an additional sub-adviser for the International Equity Portfolio.

Mason Street Advisors pays American Century Investments 0.47% on the first $100 million of the Large Company Value Portfolio’s assets, 0.42% on the next $150 million, and 0.38% on assets in excess of $250 million. Mason Street Advisors pays American Century Investments 0.57% on the first $50 million of the Mid Cap Value Portfolio’s assets, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million, and 0.40% on assets in excess of $500 million. Mason Street Advisors pays American Century Investments 0.32% on the first $100 million of the Inflation Protection Portfolio’s assets, 0.30% on the next $150 million, and 0.25% on assets in excess of $250 million. Mason Street Advisors pays CGTC a flat annual fee of $375,000 on the Domestic Equity Portfolio's assets of $100 million or less and 0.275% on net assets in excess of $100 million. Mason Street Advisors pays CGTC 0.46% on the first $150 million of the Large Cap Blend Portfolio’s assets, 0.40% on the next $150 million, 0.35% on the next $250 million, and 0.30% on assets in excess of $500 million. Mason Street Advisors pays Janus 0.55% on the first $100 million of the Focused Appreciation Portfolio's assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. Mason Street Advisors pays MFS 0.80% on the first $250 million of the Emerging Markets Equity Portfolio’s assets, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. Mason Street Advisors pays MFS 0.55% on the first $250 million of the Research International Core Portfolio’s assets, 0.50% on the next $250 million,

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0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion. Mason Street Advisors pays PIMCO an annual rate of 0.225% of the Long-Term U.S. Government Bond Portfolio’s average daily net assets. Mason Street Advisors pays PIMCO an annual rate of 0.455% of the Multi-Sector Bond Portfolio’s average daily net assets. Mason Street Advisors pays Templeton 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton pays Templeton Asia directly for its services. Mason Street Advisors pays T. Rowe Price an annual rate of 0.60% of the Small Cap Value Portfolio's average daily net assets. For the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.40% on the first $250 million of the Portfolio's assets, reduced to 0.375% on the next $250 million, and to 0.35% on assets in excess of $500 million.

Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board. As a condition of the exemptive order, the Fund has changed the legal names of those Portfolios which are sub-advised to remove the name of the sub-adviser.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Legal Proceedings

Templeton, Templeton Asia, Janus, PIMCO and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding these proceedings is described in the Fund’s Statement of Additional Information. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser stated that it is not currently subject to any legal or regulatory proceedings (including proceedings listed in the Statement of Additional Information) that would materially affect the sub-adviser’s ability to perform services for the Fund or the Portfolios, or otherwise materially affect the Fund or the Portfolios.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder's cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith pursuant to procedures adopted by the Directors. The fair value procedure may be used if (a) a significant event that is likely to have materially affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities. Fair value procedures may be widely used to value foreign securities.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Derivatives are valued at prices provided by a pricing service or pursuant to the fair value pricing procedures.

Debt securities with maturities generally exceeding one year are generally valued on the basis of valuations furnished by a pricing service. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair

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value as determined in good faith pursuant to procedures adopted by the Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events that exceed a specified threshold are considered likely to have a material effect on the value of a Portfolio’s shares. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. Furthermore, the Fund also uses fair value pricing when current market prices are not readily available. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to satisfy the diversification requirements of Section 817(h) of the Code, which prohibits a Portfolio from investing more than 55% of its assets in securities issued by the same entity, such as the U.S. Treasury. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

—	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—	net short-term capital gain; less

—	all expenses of the Portfolio.

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts of Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Although redemption requests are generally paid in cash, the Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity

100	Northwestern Mutual Series Fund, Inc. Prospectus

Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the Small Cap Value Portfolio and the Index 600 Stock Portfolio. The High Yield Bond Portfolio and the Multi-Sector Bond Portfolio each may have significant investments in high yield securities that are thinly traded. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Money Market Portfolio until the next contract or policy anniversary date.

Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. If your investment professional provides substantially the same asset allocation or investment advice to a number of owners of Annuity Contracts or Life Insurance Policies whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all owners of such Annuity Contracts or Life Insurance Policies. Therefore, Northwestern Mutual may restrict the aggregate amounts your investment professional may transfer on behalf of owners he or she represents or impose additional requirements with respect to such transfer. These limitations are intended to minimize the potential adverse effect large transfers may have on the interests of all owners of Annuity

Northwestern Mutual Series Fund, Inc. Prospectus	101

Contracts and Life Insurance Policies. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts for Annuity Contracts and Life Insurance Policies. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

Participation in Temporary Guarantee Program for Money Market Funds

At a meeting held on October 6, 2008, the Board of Directors of the Series Fund determined that the Series Fund’s Money Market Portfolio would participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), and subsequently determined that the Money Market Portfolio would participate under the Program’s extensions, as discussed below. Under the Program, the Treasury guarantees to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations which are described below. The guarantee will be triggered if the Money Market Portfolio “breaks the buck;” that is, if its net asset value per share falls below $0.995 (a “Guarantee Event”). The Money Market Portfolio is responsible for the payment of fees required to participate in the Program, including any Program extensions.

The Program applies only to shares held in the Money Market Portfolio as of the close of business on September 19, 2008. The Program’s guarantee does not apply to shares purchased after September 19, 2008 or to shares redeemed or exchanged into or out of the Money Market Portfolio after September 19, 2008. There is no per-account cap on the amount of coverage; however, the number of shares of each shareholder covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder in the same account on the date of the Guarantee Event.

If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a shareholder in connection with such liquidation and $1.00 per share, for any shares covered by the guarantee, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program may receive less than $1.00 per share. In addition, pursuant to an interim rule adopted by the Securities and Exchange Commission, the Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section 22(e) of the Investment Company Act of 1940 if it is liquidating pursuant to the Program. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment. Currently, assets available to the Program are approximately $50 billion.

The Program’s initial three month term ran from September 19, 2008 through December 18, 2008. The Secretary of the Treasury extended the Program through April 30, 2009, and more recently, through September 18, 2009, at which point the Program will expire. If a Guarantee Event occurs after the Program expires, neither the Money Market Portfolio nor its shareholders will be entitled to any payment under the Program.

The Money Market Portfolio is not in any manner approved, endorsed, sponsored or authorized by the U.S. Department of the Treasury.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. A list of the ten largest holdings for each Portfolio (other than the Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end,

102	Northwestern Mutual Series Fund, Inc. Prospectus

is normally posted on the internet at www.nmfn.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

Northwestern Mutual Series Fund, Inc. Prospectus	103

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2008	$2.49	$0.02		$(0.94)	$(0.92)	$(0.02)	$(0.14)	$(0.16)	$1.41	(38.86)%	$413,801	—%	0.43%	0.88%	38.18%
2007	2.30	0.02		0.19	0.21	(0.02)	—	(0.02)	2.49	9.20	748,329	—	0.42	0.84	36.62
2006	2.11	0.02		0.19	0.21	(0.02)	—	(0.02)	2.30	9.57	735,055	—	0.43	0.94	36.05
2005	1.98	0.02		0.13	0.15	(0.02)	—	(0.02)	2.11	7.71	702,526	—	0.43	0.78	31.74
2004	1.87	0.01		0.11	0.12	(0.01)	—	(0.01)	1.98	6.67	686,849	—	0.43	1.07	34.53
Focused Appreciation Portfolio
2008	$2.05	$0.00	(e)	$(0.80)	$(0.80)	$(0.01)	$(0.04)	$(0.05)	$1.20	(40.01)%	$171,551	—%	0.78%	(0.09)%	67.79%
2007	1.62	0.01		0.42	0.43	0.00 (e)	0.00 (e)	0.00 (e)	2.05	26.84	230,437	—	0.80	0.44	57.89
2006	1.63	0.01		0.07	0.08	(0.01)	(0.08)	(0.09)	1.62	4.88	138,581	—	0.81	0.38	61.84
2005	1.43	—		0.25	0.25	—	(0.05)	(0.05)	1.63	17.00	132,679	—	0.82	0.18	45.20
2004	1.20	0.00	(e)	0.23	0.23	—	—	—	1.43	19.67	56,690	—	0.84	(0.03)	25.42
Large Cap Core Stock Portfolio
2008	$1.45	$0.02		$(0.57)	$(0.55)	$(0.02)	$—	$(0.02)	$0.88	(38.74)%	$310,665	—%	0.44%	1.35%	50.12%
2007	1.35	0.02		0.10	0.12	(0.02)	—	(0.02)	1.45	9.12	556,895	—	0.43	1.30	43.86
2006	1.22	0.02		0.12	0.14	(0.01)	—	(0.01)	1.35	11.49	535,453	—	0.44	1.25	39.39
2005	1.14	0.01		0.09	0.10	(0.02)	—	(0.02)	1.22	8.46	494,020	—	0.44	1.15	32.23
2004	1.07	0.02		0.06	0.08	(0.01)	—	(0.01)	1.14	8.16	469,935	—	0.44	1.41	33.64
Large Cap Blend Portfolio
2008	$0.93	$0.01		$(0.38)	$(0.37)	$(0.01)	$—	$(0.01)	$0.55	(40.25)%	$29,382	0.87%	0.85%	1.15%	59.53%
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)	0.00 (e)	(0.01)	0.93	(6.52)	34,935	0.89 (c)	0.85 (c)	0.95 (c)	22.41
Index 500 Stock Portfolio
2008	$3.26	$0.06		$(1.22)	$(1.16)	$(0.06)	$(0.09)	$(0.15)	$1.95	(36.94)%	$1,231,610	—%	0.20%	2.13%	4.10%
2007	3.26	0.06		0.12	0.18	(0.06)	(0.12)	(0.18)	3.26	5.43	2,088,835	—	0.20	1.89	4.44
2006	2.97	0.06		0.39	0.45	(0.05)	(0.11)	(0.16)	3.26	15.62	2,081,399	—	0.20	1.78	4.47
2005	2.94	0.05		0.08	0.13	(0.05)	(0.05)	(0.10)	2.97	4.72	1,903,641	—	0.20	1.68	5.36
2004	2.72	0.05		0.24	0.29	(0.04)	(0.03)	(0.07)	2.94	10.70	1,904,122	—	0.20	1.83	3.45
Large Company Value Portfolio
2008	$0.93	$0.02		$(0.36)	$(0.34)	$(0.02)	$0.00 (e)	$(0.02)	$0.57	(37.23)%	$28,570	0.81%	0.80%	2.41%	26.04%
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)	—	(0.01)	0.93	(5.97)	32,695	0.85 (c)	0.80 (c)	2.03 (c)	16.92
Domestic Equity Portfolio
2008	$1.15	$0.03		$(0.44)	$(0.41)	$(0.03)	$(0.08)	$(0.11)	$0.63	(38.49)%	$281,556	—%	0.57%	2.89%	60.11%
2007	1.31	0.03		(0.11)	(0.08)	(0.02)	(0.06)	(0.08)	1.15	(6.33)	439,896	—	0.56	2.37	38.86
2006	1.13	0.02		0.17	0.19	—	(0.01)	(0.01)	1.31	16.56	409,836	—	0.58	1.99	31.59
2005	1.14	0.02		0.07	0.09	(0.02)	(0.08)	(0.10)	1.13	8.04	273,934	—	0.60	1.77	35.19
2004	1.00	0.02		0.15	0.17	(0.01)	(0.02)	(0.03)	1.14	16.85	211,977	—	0.62	1.63	32.97
Equity Income Portfolio
2008	$1.38	$0.03		$(0.51)	$(0.48)	$0.00 (e)	$(0.03)	$(0.03)	$0.87	(35.81)%	$151,641	—%	0.67%	2.61%	28.82%
2007	1.53	0.03		0.01	0.04	(0.03)	(0.16)	(0.19)	1.38	3.26	212,428	—	0.67	1.93	41.94
2006	1.33	0.02		0.24	0.26	(0.02)	(0.04)	(0.06)	1.53	19.15	200,507	—	0.67	1.88	15.50
2005	1.35	0.02		0.04	0.06	(0.02)	(0.06)	(0.08)	1.33	4.19	132,923	—	0.68	1.76	16.01
2004	1.22	0.02		0.17	0.19	(0.02)	(0.04)	(0.06)	1.35	15.16	89,747	—	0.69	1.74	15.21
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

104	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Stock Portfolio
2008	$3.68	$0.01		$(1.35)	$1.34 (1)	$(0.01)	$(0.41)	$(0.42)	$1.92	(40.08)%	$695,626	—%	0.53%	0.20%	43.67%
2007	3.37	0.01		0.66	0.67	(0.03)	(0.33)	(0.36)	3.68	20.70	1,294,703	—	0.52	0.26	66.20
2006	3.30	0.03		0.12	0.15	—	(0.08)	(0.08)	3.37	4.40	1,183,484	—	0.52	0.77	72.15
2005	3.11	—		0.19	0.19	—	—	—	3.30	6.14	1,252,702	—	0.52	0.13	83.42
2004	2.72	0.00	(e)	0.39	0.39	—	—	—	3.11	14.22	1,278,495	—	0.52	0.05	71.24
Index 400 Stock Portfolio
2008	$1.60	$0.02		$(0.55)	$(0.53)	$(0.02)	$(0.15)	$(0.17)	$0.90	(36.28)%	$319,515	—%	0.26%	1.50%	15.94%
2007	1.59	0.02		0.10	0.12	(0.02)	(0.09)	(0.11)	1.60	7.93	558,136	—	0.26	1.44	24.49
2006	1.55	0.02		0.14	0.16	(0.02)	(0.10)	(0.12)	1.59	10.04	533,740	—	0.26	1.42	12.43
2005	1.46	0.02		0.15	0.17	(0.01)	(0.07)	(0.08)	1.55	12.37	490,626	—	0.26	1.26	18.63
2004	1.28	0.01		0.19	0.20	(0.01)	(0.01)	(0.02)	1.46	16.26	426,827	—	0.26	0.96	16.46
Mid Cap Value Portfolio
2008	$1.28	$0.01		$(0.46)	$(0.45)	$—	$(0.02)	$(0.02)	$0.81	(35.07)%	$74,681	—%	0.89%	1.01%	50.78%
2007	1.53	0.01		(0.02)	(0.01)	(0.01)	(0.23)	(0.24)	1.28	(0.16)	114,455	—	0.87	0.66	41.37
2006	1.45	0.02		0.20	0.22	(0.02)	(0.12)	(0.14)	1.53	14.49	131,016	—	0.87	1.26	43.75
2005	1.45	0.01		0.08	0.09	(0.01)	(0.08)	(0.09)	1.45	5.46	97,557	—	0.87	0.61	31.15
2004	1.32	0.01		0.22	0.23	(0.01)	(0.09)	(0.10)	1.45	18.67	72,131	—	0.89	1.00	33.05
Small Cap Growth Stock Portfolio
2008	$2.37	$0.00	(e)	$(0.92)	$(0.92)	$0.00 (e)	$(0.36)	$(0.36)	$1.09	(43.87)%	$284,621	—%	0.57%	0.01%	146.28%
2007	2.38	0.00	(e)	0.22	0.22	0.00 (e)	(0.23)	(0.23)	2.37	9.54	543,986	—	0.55	0.13	143.29
2006	2.53	—		0.18	0.18	—	(0.33)	(0.33)	2.38	6.68	528,612	—	0.55	0.08	82.48
2005	2.30	—		0.25	0.25	—	(0.02)	(0.02)	2.53	11.18	503,008	—	0.56	(0.09)	69.50
2004	1.94	(0.01)		0.37	0.36	—	—	—	2.30	18.80	442,420	—	0.57	(0.30)	87.74
Index 600 Stock Portfolio
2008	$0.93	$0.01		$(0.29)	$(0.28)	$—	$(0.01)	$(0.01)	$0.64	(31.30)%	$21,174	0.55%	0.35%	1.38%	71.09%
2007(h)	1.00	—		(0.06)	(0.06)	—	(0.01)	(0.01)	0.93	(5.89)	24,039	0.51 (c)	0.35 (c)	2.02 (c)	51.76
Small Cap Value Portfolio
2008	$1.72	$0.01		$(0.45)	$(0.44)	$(0.01)	$(0.13)	$(0.14)	$1.14	(28.13)%	$240,817	—%	0.87%	0.87%	22.94%
2007	1.84	0.01		(0.02)	(0.01)	(0.01)	(0.10)	(0.11)	1.72	(0.83)	337,973	—	0.86	0.80	33.39
2006	1.64	0.01		0.26	0.27	—	(0.07)	(0.07)	1.84	16.55	324,973	—	0.86	0.66	21.70
2005	1.58	0.01		0.10	0.11	(0.01)	(0.04)	(0.05)	1.64	7.21	245,041	—	0.87	0.63	17.74
2004	1.29	0.01		0.30	0.31	—	(0.02)	(0.02)	1.58	24.57	200,143	—	0.88	0.81	19.22
International Growth Portfolio
2008	$1.82	$0.02		$(0.79)	$(0.77)	$(0.02)	$(0.17)	$(0.19)	$0.86	(46.19)%	$197,383	0.80%	0.79%	1.69%	134.71%
2007	1.77	0.02		0.19	0.21	(0.02)	(0.14)	(0.16)	1.82	12.62	353,426	—	0.78	1.39	105.82
2006	1.48	0.02		0.29	0.31	—	(0.02)	(0.02)	1.77	21.48	272,882	—	0.86	1.14	82.62
2005	1.32	0.01		0.23	0.24	(0.01)	(0.07)	(0.08)	1.48	18.00	167,550	—	0.95	1.01	70.60
2004	1.09	0.01		0.23	0.24	(0.01)	—	(0.01)	1.32	21.59	110,498	—	0.98	0.81	70.84
Research International Core Portfolio
2008	$1.04	$0.02		$(0.46)	$(0.44)	$(0.01)	$(0.01)	$(0.02)	$0.58	(42.54)%	$33,435	1.69%	1.15%	2.27%	77.80%
2007(h)	1.00	0.01		0.05	0.06	(0.01)	(0.01)	(0.02)	1.04	5.49	47,347	1.71 (c)	1.15 (c)	1.16 (c)	45.53
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

Northwestern Mutual Series Fund, Inc. Prospectus	105

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Portfolio
2008	$2.67	$0.07	$(1.16)	$(1.09)	$(0.05)	$(0.21)	$(0.26)	$1.32	(43.78)%	$1,009,367	0.71	%(f)	0.65	%(f)	3.26%	2.98%
2007	2.33	0.05	0.37	0.42	(0.05)	(0.03)	(0.08)	2.67	18.06	1,902,612	0.70	(f)	0.63	(f)	2.21	15.70
2006	1.81	0.05	0.51	0.56	(0.04)	—	(0.04)	2.33	30.90	1,556,230	0.71	(f)	0.70	(f)	2.53	12.15
2005	1.65	0.04	0.15	0.19	(0.03)	—	(0.03)	1.81	11.52	1,139,260	—		0.71		2.24	3.71
2004	1.41	0.03	0.24	0.27	(0.03)	—	(0.03)	1.65	19.33	980,977	—		0.72		2.23	18.65
Emerging Markets Equity Portfolio
2008	$1.24	$0.02	$(0.71)	$(0.69)	$(0.02)	$0.00 (e)	$(0.02)	$0.53	(55.22)%	$52,386	1.79%		1.50%		2.10%	109.36%
2007(h)	1.00	0.01	0.23	0.24	0.00 (e)	—	0.00 (e)	1.24	24.73	89,563	1.85	(c)	1.50	(c)	1.05 (c)	73.03
Money Market Portfolio
2008	$1.00	$0.03	$—	$0.03	$(0.03)	$0.00 (e)	$(0.03)	$1.00	2.76%	$622,620	0.32	%(l)(m)	0.32	%(l)(m)	2.66%	—%
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.28	462,092	—		0.30		5.16	—
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.86	390,589	—		0.30		4.77	—
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.98	339,858	—		0.30		2.94	—
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.43	344,468	0.30	(f)	0.00	(f)	1.41	—
Short-Term Bond Portfolio
2008	$1.00	$0.04	$(0.01)	$0.03	$(0.04)	$—	$(0.04)	$0.99	2.71%	$69,797	—%		0.40%		4.29%	74.86	%(g)
2007(h)	1.00	0.03	0.00 (e)	0.03	(0.03)	—	(0.03)	1.00	3.10	57,998	0.00	(c)	0.44	(c)	4.80 (c)	72.69	(g)
Select Bond Portfolio
2008	$1.23	$0.06	$(0.02)	$0.04	$(0.06)	$—	$(0.06)	$1.21	3.26%	$1,088,647	—%		0.30%		5.06%	85.39	%(g)
2007	1.20	0.05	0.03	0.08	(0.05)	—	(0.05)	1.23	6.39	1,114,647	—		0.30		5.26	104.07	(g)
2006	1.20	0.05	—	0.05	(0.05)	—	(0.05)	1.20	3.74	924,457	—		0.30		4.85	169.55	(g)
2005	1.23	0.05	(0.03)	0.02	(0.04)	(0.01)	(0.05)	1.20	2.22	786,544	—		0.30		4.34	179.05	(g)
2004	1.26	0.05	0.01	0.06	(0.05)	(0.04)	(0.09)	1.23	4.75	661,027	—		0.30		3.99	213.87
Long-Term U.S. Government Bond Portfolio
2008	$1.04	$0.03	$0.19	$0.22	$(0.02)	$(0.02)	$(0.04)	$1.22	20.76%	$90,206	—%		0.62%		2.51%	272.80	%(g)
2007(h)	1.00	0.03	0.05	0.08	(0.03)	(0.01)	(0.04)	1.04	7.55	35,815	0.72	(c)	0.65	(c)	4.31 (c)	175.03	(g)
Inflation Protection Portfolio
2008	$1.04	$0.05	$(0.06)	$(0.01)	$(0.04)	$0.00 (e)	$(0.04)	$0.99	(1.38)%	$69,140	—%		0.62%		4.34%	48.63	%(g)
2007(h)	1.00	0.03	0.04	0.07	(0.03)	—	(0.03)	1.04	6.83	37,462	0.70	(c)	0.65	(c)	4.95 (c)	94.74	(g)
High Yield Bond Portfolio
2008	$0.70	$0.05	$(0.19)	$(0.14)	$(0.05)	$—	$(0.05)	$0.51	(21.35)%	$212,003	—%		0.47%		8.55%	43.30%
2007	0.73	0.05	(0.03)	0.02	(0.05)	—	(0.05)	0.70	2.38	292,928	—		0.47		7.43	61.65
2006	0.72	0.05	0.01	0.06	(0.05)	—	(0.05)	0.73	9.77	276,639	—		0.47		7.00	80.94
2005	0.76	0.05	(0.04)	0.01	(0.05)	—	(0.05)	0.72	1.39	244,554	—		0.48		7.16	118.63
2004	0.73	0.05	0.03	0.08	(0.05)	—	(0.05)	0.76	12.76	229,312	—		0.50		7.42	162.00
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). For the Money Market Portfolio, expense ratios reflect total expenses before a management fee in effect for the periods December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ration”). The fee waiver ended on December 31, 2004.

(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.
(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).
(m)

Reflects fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. Due to the temporary nature of the Program, these fees have not been annualized. The Portfolio has elected to continue to participate in the Program through its expiration on September 18, 2009, and will incur additional expenses in connection with such participation.

106	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Bond Portfolio
2008	$0.98	$0.04	$(0.11)	$(0.07)	$(0.06)	$0.00 (e)	$(0.06)	$0.85	(6.86)%	$94,121	—%	0.88%	4.40%	23.40	%(g)
2007(h)	1.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)	0.98	1.09	74,829	—	0.93 (c)	5.39 (c)	72.85	(g)
Balanced Portfolio
2008	$1.99	$0.05	$(0.41)	$(0.36)	$(0.02)	$(0.51)	$(0.53)	$1.10	(22.72)%	$1,994,701	—%	0.30%	3.26%	68.34	%(g)
2007	1.97	0.03	0.09	0.12	(0.06)	(0.04)	(0.10)	1.99	6.15	2,896,195	—	0.30	3.23	106.64	(g)
2006	1.86	0.06	0.12	0.18	(0.05)	(0.02)	(0.07)	1.97	10.42	2,949,632	—	0.30	3.11	70.12	(g)
2005	1.87	0.05	0.02	0.07	(0.05)	(0.03)	(0.08)	1.86	3.59	2,905,741	—	0.30	2.85	80.21	(g)
2004	1.85	0.05	0.09	0.14	(0.05)	(0.07)	(0.12)	1.87	7.89	2,983,179	—	0.30	2.71	100.02
Asset Allocation Portfolio
2008	$1.24	$0.03	$(0.38)	$(0.35)	$(0.03)	$(0.09)	$(0.12)	$0.77	(30.13)%	$199,640	0.60%	0.54%	2.59%	74.22	%(g)
2007	1.22	0.03	0.08	0.11	(0.03)	(0.06)	(0.09)	1.24	9.40	302,292	0.58	0.54	2.64	85.44	(g)
2006	1.16	0.03	0.08	0.11	(0.02)	(0.03)	(0.05)	1.22	9.91	281,863	—	0.59	2.53	86.85	(g)
2005	1.12	0.02	0.06	0.08	(0.02)	(0.02)	(0.04)	1.16	6.99	244,807	—	0.61	2.18	90.04	(g)
2004	1.02	0.02	0.08	0.10	—	—	—	1.12	10.02	196,568	—	0.64	1.90	116.65
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

Northwestern Mutual Series Fund, Inc. Prospectus	107

[THIS PAGE INTENTIONALLY LEFT BLANK]

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmfn.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act File No. 811-3990

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2009

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

INDEX 500 STOCK PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SELECT BOND PORTFOLIO

HIGH YIELD BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i	Northwestern Mutual Series Fund, Inc. Prospectus

INTRODUCTION

An Introduction to Northwestern Mutual Series Fund, Inc. and this Prospectus

Northwestern Mutual Series Fund, Inc. (“NMSF” or the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (“Portfolios”). Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

This Prospectus contains important information you should know before investing in a Portfolio. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

Portfolio Summaries

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. A description of each Portfolio’s objective, principal investment strategies, principal risks, and fees and expenses are described under the Portfolio Summaries section of this Prospectus. Additional information about the Portfolios’ investment strategies and risks is described in the “More About the Portfolios” section of this Prospectus.

Investment Adviser and Sub-Advisers

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. Mason Street Advisors has retained the following sub-advisers to assist in managing certain Portfolios (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”): American Century Investment Management, Inc. (Mid Cap Value Portfolio), Capital Guardian Trust Company (Domestic Equity Portfolio), Janus Capital Management LLC (Focused Appreciation Portfolio), Templeton Investment Counsel, LLC (International Equity Portfolio) and T. Rowe Price Associates, Inc. (Equity Income and Small Cap Value Portfolios). Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employee a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	1

Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

The Portfolio invests primarily in the equity securities of well established, medium and large capitalization companies. Stocks are selected for their above average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. For this purpose, medium capitalization companies are those with a market capitalization between the 25th and 75th percentile companies in the Russell MidCap® Index and larger capitalization companies are those with a market capitalization above that range. As of December 31, 2008 the 25th and 75th percentile companies in the Russell MidCap® Index had market capitalizations of $4.1 billion and $1.4 billion, respectively.

In keeping with its growth strategy, the Portfolio seeks to identify companies which have the potential to grow faster than average given current and expected economic conditions and the outlook for the economic sector and industry in which they compete. In evaluating individual companies, factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation are important variables used by the Adviser this bottom up analysis.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies. The Adviser may overweight or underweight the sector exposure of the Portfolio relative to its benchmark based on the Adviser’s assessment of the relative attractiveness of such sectors. In implementing this top down analysis, the Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous. The Portfolio may invest in American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, when the Adviser perceives a significant change in the outlook for a company or industry, or to make room in the Portfolio for more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Investment Style Risk
• Derivatives Risk	(growth)
• Equity Securities Risk	• Issuer Risk
• Exchange Traded Funds Risk	• Market Risk
• Foreign Investing Risk	• Mid Cap Company Risk

2	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 17.03%    Worst Quarter: 4th - 2008 –22.25%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
–38.86%	–3.42%	–2.07%
Russell 1000® Growth Index(a)
–38.44%	–3.42%	–4.27%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average(b)
–41.68%	–3.80%	–2.66%

(a) The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	3

Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.42%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

4	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. In seeking to implement its growth strategy, the Adviser applies a “bottom up” approach in choosing investments for the Portfolio. That is, the Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. In reviewing potential investment candidates, the Adviser places extra emphasis on the following key investment criteria: strong market share and pricing power, open-ended growth potential, strong cash flow and clear strategy for investing, and significant appreciation potential relative to current price.

Although the Portfolio is diversified, the Portfolio may hold larger positions in a smaller number of companies than more diversified funds and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

Within the parameters of its specific investment policies, the Portfolio may invest in American Depositary Receipts, which may include investments in emerging markets. The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment or market conditions) or to more efficiently implement an investment idea.

Portfolio securities may be sold for a variety of reasons, including to secure gains, to limit losses, to make room in the Portfolio for more promising opportunities or based on the Portfolio’s absolute and relative risk monitoring targets.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Market Risk
• Emerging Markets Risk	• Mid Cap Company Risk
• Equity Securities Risk	• Small Cap Company Risk
• Focus Risk	• Special Situation Risk
• Foreign Investing Risk
• Investment Style Risk (growth)

Northwestern Mutual Series Fund, Inc. Prospectus	5

Focused Appreciation Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2004 14.23%    Worst Quarter: 4th - 2008 –23.19%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Focused Appreciation Portfolio
–40.01%	2.25%	5.30%
Russell 1000® Growth Index(a)
–38.44%	–3.42%	0.45%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average(b)
–41.68%	–3.80%	—

*Commenced operations on May 1, 2003.

(a) The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

6	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.77%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses*	0.78%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Northwestern Mutual Series Fund, Inc. Prospectus	7

Large Cap Core Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500® Index ($3.6 billion as of December 31, 2008)

In selecting investments, the Adviser looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook. The Adviser may utilize options, futures, forwards, swap agreements and exchange-traded funds to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

Under normal market conditions, the Portfolio attempts to achieve a gross income of at least 75% of the dividend yield of the S&P 500® Index. However, this income level is merely a guideline, and there can be no certainty that this income level will be achieved. The Portfolio may invest in both dividend paying and non-dividend paying stocks, including preferred stocks.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, when the adviser perceives a significant change in the outlook for a company or industry, or to make room in the Portfolio for more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Investment Style Risk (growth and value)
• Derivatives Risk
• Equity Securities Risk	• Issuer Risk
• Exchange Traded Funds Risk	• Market Risk • Preferred Stock Risk

8	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2001 12.87%    Worst Quarter: 4th - 2008 –22.18%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
–38.74%	–2.65%	–3.26%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average(b)
–38.76%	–2.79%	–1.46%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	9

Large Cap Core Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.43%
Distribution and service (12b-1) fees	None
Other Expenses*	0.01%
Total Portfolio Operating Expenses	0.44%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

10	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of December 31, 2008, the market capitalization range of the S&P 500® Index was $477.4 million to $406.1 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and options contracts, as well as swap agreements, to help achieve full replication. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 500 Stock Portfolio is classified as “nondiversified”.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Derivatives Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Indexing Strategy Risk	• Nondiversification Risk

Northwestern Mutual Series Fund, Inc. Prospectus	11

Index 500 Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 15.38%    Worst Quarter: 4th - 2008 –21.88%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
–36.94%	–2.28%	–1.42%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average(b)
–37.20%	–2.54%	–1.73%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500® Index objective funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

12	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.20%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.20%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Northwestern Mutual Series Fund, Inc. Prospectus	13

Domestic Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. Generally, the companies in which the Portfolio invests will have a market value of $1 billion or more.

Reflecting a value approach to investing, the Adviser generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500® Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the Adviser’s analysts, management looks across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, management looks for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with its bottom-up philosophy, the weighting for any given sector reflects the Adviser’s assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Foreign Investing Risk	• Mid Cap Company Risk
• Investment Style Risk (value)

14	Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 21.17%    Worst Quarter: 3rd - 2002 –21.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Domestic Equity Portfolio
–38.49%	–3.25%	–1.74%
Russell 1000® Value Index(a)
–36.85%	–0.79%	0.16%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average(b)
–37.09%	–2.10%	—

*Commenced operations on July 31, 2001.

(a) The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper ® Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	15

Domestic Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.56%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses*	0.57%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

16	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well established companies paying dividends. Under normal market conditions, the Portfolio will seek to have a dividend yield exceeding, on average, the dividend yield of the S&P 500® Index. This level is merely a guideline and there can be no certainty this level will be achieved.

The Portfolio will typically employ a value approach in selecting investments. The Adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

The Adviser has the discretion to purchase some securities that do not meet the Portfolio’s normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, foreign securities, American Depositary Receipts, futures and options in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Market Risk
• Equity Securities Risk	• Preferred Stock Risk
• Foreign Investing Risk	• Special Situation Risk
• Investment Style Risk (value)

Northwestern Mutual Series Fund, Inc. Prospectus	17

Equity Income Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2003 12.91%    Worst Quarter: 4th - 2008 –22.22%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Equity Income Portfolio
–35.81%	–1.07%	2.83%
Russell 1000® Value Index(a)
–36.85%	–0.79%	3.39%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average(b)
–35.83%	–0.99%	—

*Commenced operations on May 1, 2003.

(a) The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investable U.S. equity market). The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

18	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.65%
Distribution and service (12b-1) fees	None
Other Expenses	0.02%
Total Portfolio Operating Expenses*	0.67%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Northwestern Mutual Series Fund, Inc. Prospectus	19

Mid Cap Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. In keeping with its growth strategy, the Portfolio selects companies for their above average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

For purposes of the Portfolio’s investment strategy, mid-sized companies are those with market capitalizations that fall within the range of the Russell Midcap® Growth Index at the time of purchase (as of December 31, 2008, from approximately $24.0 million to $14.9 billion).

The Portfolio may sell a stock when it has reached the Adviser’s valuation target, when the Adviser does not anticipate further appreciation or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Investment Style Risk (growth)	• Mid Cap Company Risk

20	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 33.86%    Worst Quarter: 4th - 2008 –24.55%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Mid Cap Growth Stock Portfolio
–40.08%	–1.75%	0.97%
Russell MidCap® Growth Index(a)
–44.32%	–2.33%	–0.19%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average(b)
–45.24%	–2.33%	0.76%

(a) The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	21

Mid Cap Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.52%
Distribution and service (12b-1) fees	None
Other Expenses*	0.01%
Total Portfolio Operating Expenses	0.53%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

22	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P® MidCap 400 Stock Price Index (“S&P® MidCap 400 Index”).

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P® MidCap 400 Index. The S&P® MidCap 400 Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P® MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of December 31, 2008, the market capitalization range of the S&P® MidCap 400 Index was $87 million to $4.7 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P® MidCap 400 Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P® MidCap 400 Index stock futures and options contracts, as well as swap agreements, to help achieve full replication. A portion of the Portfolio’s assets may at times be invested in cash or high quality short-term debt securities.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 400 Stock Portfolio is classified as “nondiversified”.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P® MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Derivatives Risk	• Market Risk
• Equity Securities Risk	• Nondiversification Risk
• Indexing Strategy Risk	• Mid Cap Company Risk
• Issuer Risk

Northwestern Mutual Series Fund, Inc. Prospectus	23

Index 400 Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2001 18.11%    Worst Quarter: 4th - 2008 –25.60%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Index 400 Stock Portfolio
–36.28%	–0.23%	4.27%
S&P® MidCap 400 Index(a)
–36.23%	–0.08%	4.51%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average(b)
–38.25%	–1.21%	—

*Commenced operations on April 30, 1999.

(a) The Standard & Poor's MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

24	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.25%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.26%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Northwestern Mutual Series Fund, Inc. Prospectus	25

Mid Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s Adviser to be undervalued. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies ($7.4 million to $18.6 billion as of December 31, 2008). The Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index ($24.1 million to $14.9 billion of as December 31, 2008).

In managing the Portfolio, the Adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the Adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the Adviser believes more accurately reflects the fair value of the company. The Adviser may also consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

The Adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the Adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Investment Style Risk (value)
• Derivatives Risk	• Issuer Risk
• Equity Securities Risk	• Market Risk
• Foreign Investing Risk	• Mid Cap Company Risk
• High Portfolio Turnover Risk

26	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2003 16.80%    Worst Quarter: 4th - 2008 –27.36%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Mid Cap Value Portfolio
–35.07%	–1.47%	3.82%
Russell MidCap® Value Index(a), (c)
–38.44%	0.33%	5.60%
Russell 2500™ Value Index(b), (c)
–31.99%	–0.15%	5.94%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average(d)
–38.71%	–1.49%	—

*Commenced operations on May 1, 2003.

(a) The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index is an unmanaged index that measures the performance or the 2500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Russell MidCap® Value Index is replacing the Russell 2500™ Value Index as the Portfolio’s primary benchmark to more closely align with the Portfolio’s strategies in terms of target market capitalization.

(d) The Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor (at the 70th percentile of the total capitalization of the Russell 3000® Index). Mid cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® MidCap 400 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	27

Mid Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.85%
Distribution and service (12b-1) fees	None
Other Expenses	0.04%
Total Portfolio Operating Expenses*	0.89%

* Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

28	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the Russell 2000® Growth Index at the time of purchase (as of December 31, 2008, from approximately $8.0 million to $3.3 billion). The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment). The Portfolio may also invest in American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars.

The Adviser employs a growth strategy, selecting securities for their above average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

The Portfolio may also invest in derivative securities, including options, futures, forwards, swap agreements and exchange-traded funds to protect against downside risk or to gain exposure to certain sectors as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

A security will generally be sold when it meets the Adviser’s price target. The Portfolio may sell securities for a variety of other reasons including to limit losses or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Market Risk
• Exchange Traded Funds Risk	• Micro Cap Company Risk
• Foreign Investing Risk	• Small Cap Company Risk
• Investment Style Risk (growth)

Northwestern Mutual Series Fund, Inc. Prospectus	29

Small Cap Growth Stock Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 45.40%    Worst Quarter: 4th - 2008 –26.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Small Cap Growth Stock Portfolio
–43.87%	–2.83%	6.25%
Russell 2000® Growth Index(a)
–38.54%	–2.35%	–1.48%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average(b)
–41.12%	–2.95%	—

*Commenced operations on April 30, 1999.

(a) The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling (In 2009, the small-cap ceiling will be fixed at $3.6 billion and will be reviewed again in September 2009). Small cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® SmallCap 600 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

30	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.55%
Distribution and service (12b-1) fees	None
Other Expenses*	0.02%
Total Portfolio Operating Expenses	0.57%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Northwestern Mutual Series Fund, Inc. Prospectus	31

Small Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P® Small Cap 600 Index at the time of purchase (as of December 31, 2008, from approximately $15.3 million to $2.3 billion). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the Adviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. Consideration is also given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts, futures and options, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Market Risk
• Equity Securities Risk	• Micro Cap Company Risk
• Foreign Investing Risk	• Small Cap Company Risk
• Investment Style Risk (value)	• Special Situation Risk

32	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 17.15%    Worst Quarter: 4th - 2008 –25.12%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
Small Cap Value Portfolio
–28.13%	2.10%	5.04%
Russell 2000® Value Index(a)
–28.92%	0.27%	4.19%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average(b)
–32.92%	–0.21%	—

*Commenced operations on July 31, 2001.

(a) The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling (In 2009, the small-cap ceiling will be fixed at $3.6 billion and will be reviewed again in September 2009). Small cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P® SmallCap 600 Index. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	33

Small Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.85%
Distribution and service (12b-1) fees	None
Other Expenses*	0.02%
Total Portfolio Operating Expenses**	0.87%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

34	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts) and U.S. broker-dealers (American Depositary Shares). The Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues.

Reflecting a growth approach to investing, equities purchased will possess, in the Adviser’s judgment, a combination of solid fundamentals, attractive valuation, liquidity and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Corporate governance is a further consideration. Prices are evaluated in reference to the company’s own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past, absolute and relative price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio are monitored as a gauge of the Portfolio’s exposure to risk.

The Adviser may overweight or underweight the sector, industry or country exposure of the Portfolio relative to the Russell Developed ex-North America Large Cap Growth Index (which reflects the Portfolio’s growth mandate) based on the Adviser’s assessment of the relative attractiveness of such sectors, industries and countries. The Adviser may utilize options, futures, forwards, swap agreements or exchange traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments, when the Adviser deems it to be more efficient or advantageous.

The Portfolio may reduce its position in a particular holding in order to secure gains or due to changes in a stock’s valuation or relative strength. In addition, the Portfolio may exit positions when, in the Adviser’s opinion, there is a negative change in management strategy or a deterioration in the holding’s competitive environment.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Derivatives Risk	• Liquidity Risk
• Emerging Markets Risk	• Market Risk
• Equity Securities Risk	• Mid Cap Company Risk
• Exchange Traded Funds Risk	• Small Cap Company Risk
• Foreign Investing Risk
• Investment Style Risk (growth)

Northwestern Mutual Series Fund, Inc. Prospectus	35

International Growth Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 18.77%    Worst Quarter: 3rd - 2008 –22.62%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	Since Inception*
International Growth Portfolio
–46.19%	1.10%	2.09%
S&P® Global ex-US LargeMidCap Index(a)
–44.91%	3.03%	3.87%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average(b)
–46.61%	1.88%	—

*Commenced operations on July 31, 2001.

(a) The S&P® Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P® Global Broad Market Index (BMI), by capitalization. The S&P® Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index.

(b) The Lipper® Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P® World ex-U.S. Broad Market Index (BMI). The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

36	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.67%
Distribution and service (12b-1) fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses*	0.01%
Total Portfolio Operating Expenses**	0.82%
Fee Waiver	(0.01)%
Net Expenses***	0.81%

* Fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** The Portfolio’s most recent annual report and financial highlights reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

*** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$260	$454	$1,012

Northwestern Mutual Series Fund, Inc. Prospectus	37

International Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped.

The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s Adviser believes are undervalued. The strategy for the Portfolio will reflect a bottom-up, value oriented and long-term investment philosophy. In choosing equity investments, the Adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The Adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Emerging Markets Risk	• Market Risk
• Equity Securities Risk	• Mid Cap Company Risk
• Foreign Investing Risk	• Small Cap Company Risk
• Investment Style Risk (value)

38	Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 22.09%    Worst Quarter: 4th - 2008 –21.31%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
International Equity Portfolio
–43.78%	2.94%	3.47%
MSCI® All Country World (ex-US) Index (Gross)(a), (c)
–45.24%	3.00%	2.27%
MSCI EAFE® (Europe-Australia-Far East) Index (Gross)(b), (c)
–43.06%	2.10%	1.18%
Lipper® Variable Insurance Products (VIP) International Value Funds Average(d)
–43.63%	0.98%	2.02%

(a) The MSCI® All Country World (ex-US) Index (Gross) is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S. The index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The MSCI EAFE® (“Europe-Australasia-Far East”) Index (Gross) is an unmanaged, free float-adjusted, market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The MSCI® All Country World (ex-US) Index is replacing the MSCI EAFE® Index as the Portfolio’s primary benchmark because of the Index’s exposure to emerging markets. This broader geographical exposure more closely reflects the Portfolio’s ability to invest globally.

(d) The Lipper® Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P® World ex-U.S. Broad Market Index (BMI). The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	39

International Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.66%
Distribution and service (12b-1) fees	None
Other Expenses	0.05%
Total Portfolio Operating Expenses	0.71%
Management Fee Waiver*	(0.06)%
Net Expenses*	0.65%

* Mason Street Advisors has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). Mason Street Advisors’ fee waiver agreement extends at least until April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$219	$387	$875

40	Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The Portfolio invests only in high quality, short term money market instruments that present minimal credit risks, as determined by management. The Portfolio seeks to achieve its investment objective by investing at least 95% of total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Because the Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s NAV or net income.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Credit Risk	• Issuer Risk
• Inflation Risk	• Liquidity Risk
• Interest Rate Risk	• Market Risk

Northwestern Mutual Series Fund, Inc. Prospectus	41

Money Market Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2000 1.66%    Worst Quarter: 2nd - 2004 – 0.28%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
2.76%	3.45%	3.54%
Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average(a)
2.23%	3.00%	3.16%

Total returns reflect the effect of a management fee waiver in effect from December 2, 2002, through December 31, 2004, the date on which it ended. Absent the fee waiver, returns would have been less. For the seven-day period ended March 31, 2010, the Money Market Portfolio’s yield was 0.810% and was equivalent to a compound effective yield of 0.813%.

(a) The Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

42	Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee*	0.30%
Distribution and service (12b-1) fees	None
Other Expenses**	0.04%
Total Portfolio Operating Expenses	0.34%

* Mason Street Advisors has agreed to waive its entire management fee on a temporary basis. This voluntary fee waiver will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time.

** “Other Expenses” have been restated to reflect fees that will be paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds through the Program’s termination on September 18, 2009. Due to the temporary nature of the Program, these fees have not been annualized. For detailed information about the Program, please refer to “Participation in Temporary Guarantee Program for Money Market Funds” under the section of the Prospectus titled, “INVESTING IN THE PORTFOLIOS.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Northwestern Mutual Series Fund, Inc. Prospectus	43

Select Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

Total return consists of current income, including interest and discount accruals, and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) government issued foreign debt denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign debt. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given interest rate, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between three and eight years and a dollar weighted average maturity of between five and ten years. The Portfolio may invest in mortgage- and asset-backed securities, futures and forwards contracts, swap agreements and other types of derivatives in keeping with its investment objective.

In selecting securities for the Portfolio, the Adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The Adviser uses both a top-down and bottom-up investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation by the Adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The Adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the economy, the financial markets and other factors. In seeking to achieve its objective, the Portfolio may engage in active and frequent trading.

The Adviser may sell a portfolio security for a variety of reasons, including to secure gains, limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Derivatives Risk	• Liquidity Risk
• Foreign Investing Risk	• Market Risk
• High Portfolio Turnover Risk	• Mortgage- and Asset-Backed Securities Risk
• High Yield Debt Risk

44	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 3rd - 2002 6.76%    Worst Quarter: 2nd - 2004 –3.16%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
3.26%	4.06%	5.68%
Citigroup® U.S. Broad Investment Grade Bond Index(a)
7.02%	5.10%	5.85%
Barclays Capital® U.S. Aggregate Index(b)
5.24%	4.65%	5.63%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average(c)
–5.23%	1.97%	3.94%

(a) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Barclays Capital® U.S. Aggregate Index is an unmanaged index of publicly issued investment grade fixed rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® U.S. Aggregate Index was known as the Lehman Brothers® U.S. Aggregate Index.

(c) The Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	45

Select Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

46	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

The Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts) and U.S. broker-dealers (American Depositary Shares).

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

The primary investment strategy of the Portfolio is identify, based on industry and credit analysis, and to invest in, industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager’s analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the Portfolio, the Adviser will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the Adviser’s evaluation of credit and market risk in relationship to the expected rate of return.

The Adviser may sell a portfolio security for a variety of reasons, such as a change in the Adviser’s fundamental view regarding the prospects of the issuer, a change in industry or sector outlook, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Foreign Investing Risk	• Liquidity Risk
• High Yield Debt Risk	• Market Risk
• Inflation Risk

Northwestern Mutual Series Fund, Inc. Prospectus	47

High Yield Bond Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 9.59%    Worst Quarter: 4th - 2008 –14.12%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
–21.35%	0.21%	2.36%
Citigroup® High Yield Cash Pay Index(a)
–24.74%	–0.68%	2.51%
Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index(b)
–25.88%	–0.84%	2.28%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average(c)
–26.93%	–1.17%	1.27%

(a) The Citigroup® High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s. The Index does not reflect the deduction of fees

(b) The Barclays Capital® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index. Prior to November 1, 2008, the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index was known as the Lehman Brothers® U.S. Corporate High Yield 2% Issuer Capped Index.

(c) The Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

48	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.46%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Northwestern Mutual Series Fund, Inc. Prospectus	49

Balanced Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Securities	Fixed Income or Debt Securities	Cash Equivalents
35-55%	40-60%	0-20%

These benchmarks are not minimum and maximum limits and the Adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the Adviser’s economic and market outlook, and its perceived opportunities in each class. The Portfolio will employ both “growth” and “value’ styles in managing the equity sector. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade debt securities (often called “junk bonds”). The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. Up to 50% of the Portfolio’s net assets may be invested in foreign securities, up to a maximum of 25% in foreign stocks and 25% in foreign bonds.

The Portfolio may also invest in mortgage- and asset-backed securities, futures contracts, forward contracts and other types of derivatives, including total return and credit default swaps, in keeping with its investment objective. Futures contracts may be used to adjust the Portfolio for the Adviser’s view on term structure and duration, as well as to provide increased flexibility in asset allocation.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of stocks, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds stock investments.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Credit Risk	• Market Risk
• Derivatives Risk • Equity Securities Risk	• Mortgage- and Asset- Backed Securities Risk
• Foreign Investing Risk	• Mid Cap Company Risk
• High Yield Debt Risk	• Small Cap Company Risk
• Interest Rate Risk

50	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 10.39%    Worst Quarter: 4th - 2008 –12.20%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
–22.72%	0.25%	1.73%
S&P 500® Index(a)
–37.00%	–2.19%	–1.38%
Citigroup® U.S. Broad Investment Grade Bond Index(b)
7.02%	5.10%	5.85%
Balanced Portfolio Blended Composite(c)
–20.19%	1.92%	2.84%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Alloc Moderate Funds Average(d)
–25.34%	0.07%	1.46%

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/ Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (40%), the S&P® Global ex-US LargeMidCap Index (10%), the Citigroup® U.S. Broad Investment Grade Bond Index (45%) and the Citigroup® High Yield Cash Pay Index (5%). Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index. The performance of the Balanced Portfolio Blended Composite Benchmark does not reflect the deduction of expenses associated with a registered investment company such as the Portfolio, including investment management fees and other expenses. By contrast, the performance of the Portfolio reflects the deduction of these expenses. It is not possible to invest directly in an index.

(d) The Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

Northwestern Mutual Series Fund, Inc. Prospectus	51

Balanced Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses*	0.00%
Total Portfolio Operating Expenses	0.30%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

52	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Securities	Fixed Income or Debt Securities	Cash Equivalents
55-75%	25-45%	0-15%

These benchmarks are not minimum and maximum limits and the Adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the Adviser’s economic and market outlook, and its perceived opportunities in each class. The Portfolio will employ either “growth” or “value”, or both, styles in managing the equity sector. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade debt securities (often called “junk bonds”) . The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. The Portfolio may invest up to 50% of net assets in foreign securities.

The Portfolio may also invest in mortgage- and asset-backed securities, futures contracts, forward contracts and other types of derivatives, including total return and credit default swaps, in keeping with its investment objective. Futures contracts may be used to adjust the Portfolio for the Adviser’s view on term structure and duration, as well as to provide increased flexibility in asset allocation.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of stocks with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds stock investments.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found beginning on page 56 of this Prospectus, under “MORE ABOUT THE PORTFOLIOS—More About Risks.”

• Active Management Risk	• Issuer Risk
• Credit Risk	• Market Risk
• Derivatives Risk • Equity Securities Risk	• Mortgage- and Asset- Backed Securities Risk
• Foreign Investing Risk	• Mid Cap Company Risk
• High Yield Debt Risk	• Small Cap Company Risk
• Interest Rate Risk

Northwestern Mutual Series Fund, Inc. Prospectus	53

Asset Allocation Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 10.26%    Worst Quarter: 4th - 2008 –16.40%

Average Annual Total Return

(for periods ended December 31, 2008)

1 Yr	5 Yrs.	Since Inception*
Asset Allocation Portfolio
–30.13%	–0.22%	0.64%
S&P 500® Index(a)
–37.00%	–2.19%	–2.08%
Citigroup® U.S. Broad Investment Grade Bond Index(b)
7.02%	5.10%	5.67%
Asset Allocation Blended Composite(c)
–28.17%	0.81%	1.66%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Alloc Growth Funds Average(d)
–29.60%	–0.50%	—

*Commenced operations on July 31, 2001.

(a) The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(b) The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.

(c) The Asset Allocation Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (50%), the S&P® Global ex-US LargeMidCap Index (15%), the Citigroup® U.S. Broad Investment Grade Bond Index (25%), and the Citigroup® High Yield Cash Pay Index (10%). Prior to October 1, 2008, the S&P® Global ex-US LargeMidCap Index was known as the S&P/Citigroup® PMI Global ex-US Index. The performance of the Asset Allocation Portfolio Blended Composite Benchmark does not reflect the deduction of expenses associated with a registered investment company such as the Portfolio, including investment management fees and other expenses. By contrast, the performance of the Portfolio reflects the deduction of these expenses. It is not possible to invest directly in an index.

(d) The Lipper ® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Source: Lipper, Inc. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. This information shows how the Portfolio’s performance compares with the returns of an index of funds with similar investment objectives.

54	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.53%
Distribution and service (12b-1) fees	None
Other Expenses*	0.07%
Total Portfolio Operating Expenses	0.60%
Management Fee Waiver**	(0.06)%
Net Expenses***	0.54%

* Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

** Mason Street Advisors has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. Mason Street Advisor’s fee waiver agreement extends at least until April 30, 2010.

*** Mason Street Advisors has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2010. This fee waiver may be terminated any time after April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$184	$327	$742

Northwestern Mutual Series Fund, Inc. Prospectus	55

MORE ABOUT THE PORTFOLIOS

More About Risks

An investment in a Portfolio, like any investment, has risks. Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in a Portfolio. There can be no assurance that a Portfolio will achieve its objective. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Portfolios has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Portfolio, as identified in “PORTFOLIO SUMMARIES” above as well as other risks that may apply.

Active Management Risk. Most Portfolios (other than index funds) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase.

Derivatives Risk. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. Examples include futures contracts, purchasing and/or writing (selling) put and call options, and interest rate, equity and other types of swaps. A Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage.

A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Policies” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

        Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

        Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

        Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

56	Northwestern Mutual Series Fund, Inc. Prospectus

        Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

        Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate with underlying assets, rates and indexes they are designed to track. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities, the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Exchange Traded Funds Risk. An exchange traded fund (ETF) is a type of investment company bought and sold on a securities exchange which represents a fixed portfolio of securities designed to track a particular market index. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to

Northwestern Mutual Series Fund, Inc. Prospectus	57

their net asset values.) Index based investment may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Focus Risk. If a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Foreign Investing Risk.

        General. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a significant portion of its assets in a concentrated geographic area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

        Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

        Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

        Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

        Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

        Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

        ADR Risk. American Depositary Receipts (“ADRs”) are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Geographic Concentration Risk. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

High Yield Debt Risk. High yield debt securities or non-investment grade securities (sometimes referred to as “junk bonds”), are generally those securities rated below investment grade by at least one nationally recognized statistical rating organization and unrated securities determined by a Portfolio’s Adviser or Sub-Adviser to be of comparable quality. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

High Portfolio Turnover Risk. Active management of a Portfolio may result in active trading of Portfolio securities, which could increase the Portfolio turnover rate. A high portfolio turnover rate generally involves greater brokerage commission expenses. The portfolio turnover rate of a Portfolio may vary from year to year.

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Illiquid Securities Risk. Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Indexing Strategy Risk. Portfolios using an indexing strategy do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Portfolio and index performance may be affected by the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. Because of these factors, a Portfolio, particularly one with fewer assets, may not perform as well as the index it attempts to match.

Inflation Risk. Inflation risk is the risk that your investment in the Portfolio will not provide enough income to keep pace with inflation. The risk may be magnified in an extended low interest rate environment.

Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities or durations.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other equity funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Issuer Risk. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Certain transactions may give rise to a form of leverage including, among others, reverse repurchase agreements, loans of portfolios securities, inverse floaters, structured notes and the use of derivative, when issued, delayed delivery or forward commitment transactions. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.

Market Risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Portfolios to greater market risk. In addition, recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and

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disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ holdings.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on each Portfolio.

Micro Cap Company Risk. Investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations because these companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

Mid Cap Company Risk. Mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations because mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a mid cap stock, especially during periods of market volatility.

Mortgage- and Asset-Backed Securities Risk. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations, each of which is described in more detail, below, at “MORE ABOUT THE PORTFOLIOS—More About Securities, Investment Strategies and Techniques.” Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Nondiversification Risk. Because the Index 400 Stock and Index 500 Stock Portfolios, as nondiversified funds, may invest a relatively large percentage of their assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Preferred Stock Risk. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

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Small Cap Company Risk. Small cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations because smaller companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small cap stock, especially during periods of market volatility.

Special Situation Risk. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer's securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security's market price.

More About Securities, Investment Strategies and Techniques

This section provides additional information about some of the principal investments and strategies of the Portfolios described under the “PORTFOLIO SUMMARIES” section, above. It also describes characteristics of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that the Adviser and Sub-Adviser can decide whether to use them or not. This Prospectus does not attempt to disclosure all of the various types of securities and investment techniques that may be used by the Portfolios. The Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Investment Objectives and Policies. Certain Portfolios have an investment strategy to invest at least 80% of net assets plus any borrowings for investment purposes in one or more particular types of security suggested by its name (See the “PORTFOLIO SUMMARIES” section of this Prospectus). Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to this investment policy. The investment objectives of the Portfolios are fundamental and cannot be changed without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities (each, an “Equity Portfolio”) may include common stocks and (other than the Index 400 and Index 500 Stock Portfolios), preferred stocks, rights, warrants, and securities convertible into common or preferred stocks. To a lesser degree, each of the Portfolios designed to invest primarily in fixed income securities (each, a “Fixed Income Portfolio”) may invest in common and preferred stocks and warrants.

Fixed Income Securities. Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;

•	U.S. Government securities including securities issued by agencies and government sponsored enterprises;

•	obligations of international agencies or supernational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

•	loan participations and assignments, and dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);

•	delayed funding loans and revolving credit facilities;

•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises (“municipal securities”);

•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	reverse convertible notes

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

To a lesser degree, each Equity Portfolio may invest in debt securities consistent with the Portfolio’s investment objective and strategy.

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are considered foreign securities for purposes of limitations stated herein regarding Foreign Securities except as specifically noted.

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Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may exposure a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payment (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. The Portfolios may invest no more than 5% of their total assets in any combination of mortgage related or other asset-backed IO, PO, or inverse floater securities.

Each Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments. The Portfolios may invest in fixed- and floating rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Emerging Market Securities. The Portfolios may invest in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Portfolios emphasize those countries with relatively low gross national product per capita and with the potential for rapid

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economic growth. The Adviser or Sub-Adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Derivatives. Each Portfolio may, but it is not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a cash or tax management strategy or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the basket. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “INVESTMENT POLICIES—Derivative Securities” in the Statement of Additional Information.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors or otherwise cover its position in a permissible manner.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve

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capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Government Agency Securities. Securities issued by U.S. Government agencies or government sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the new government senior preferred shares. The U.S. Treasury also instituted a new secured lending credit facility, which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by FNMA and FHLMC, through December 31, 2009. No assurances can be given that the U.S. Treasury initiatives will be successful.

Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Illiquid Investments. Each Portfolio may invest up to 15% of net assets (10% for the Money Market Portfolio) in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 10%, as applicable) limit.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Portfolio Turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio’s performance.

64	Northwestern Mutual Series Fund, Inc. Prospectus

Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

With a change in the rating of debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P 400” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

Foreign Investments. Each International Portfolio has an unlimited ability to invest in foreign securities. The Index 400 Stock and Index 500 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Unless otherwise specified in a Portfolio’s investment strategies, each other Portfolio may invest up to 20% of its net assets in foreign securities. Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. For purposes of these limitations, “foreign securities” shall mean:

—securities of companies who principal trading activities are outside the U.S.; or

—securities denominated in non U.S. dollar currencies; or

—securities of companies that:

—are organized under the laws of, or have principal offices in, a country other than the U.S., and

—derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

—American Depositary Receipts and American Depositary Shares; or

—with respect to derivative instruments, instruments where the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indexes of such instruments or securities).

Securities Lending. For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan. The Statement of Additional Information contains further details about securities lending.

THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides its extensive institutional and fixed

Northwestern Mutual Series Fund, Inc. Prospectus	65

income expertise to Northwestern Mutual and certain of its affiliates, The Northwestern Mutual Foundation, and Northwestern Mutual’s pension plan assets for employees and financial representatives. As of December 31, 2008, Mason Street Advisors had over $72.3 billion in assets under management. As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser.

The Sub-Advisers

Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:

American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments serves as sub-adviser for the Mid Cap Value Portfolio.

Capital Guardian Trust Company (“CGTC”), 333 South Hope Street, 55th Floor, Los Angeles, California 90071, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-adviser for the Domestic Equity Portfolio. CGTC has been providing investment management services since 1968.

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, is the sub-adviser for the Focused Appreciation Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, a wholly owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the International Equity Portfolio. Templeton has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”), 17th Floor, Chater House, 8 Connaught Road Central, Hong Kong, a wholly owned indirect subsidiary of Franklin Resources, Inc., as an additional sub-adviser to make day-to-day investment decisions for the International Equity Portfolio. Templeton Asia provides Templeton with investment management advice and assistance, including the portfolio management services of Dr. Guang Yang, while he remains employed by Templeton Asia.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the Small Cap Value Portfolio and the Equity Income Portfolio.

Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolio or Portfolios that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Growth Stock Portfolio

David R. Keuler is a co-manager of the Growth Stock Portfolio. Mr. Keuler is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1991. He also acts as one of two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio, and is responsible for the large cap portion of each such Portfolio. Mr. Keuler also manages various equity portfolios of Northwestern Mutual. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. He is a CFA charterholder.

Michael P. Johnson is a Director of Mason Street Advisors and joined Northwestern Mutual in 1984. Mr. Johnson co-manages the Growth Stock Portfolio. He also manages various equity portfolios for Northwestern Mutual. He holds a B.B.A. from the University of Wisconsin—Whitewater and an M.S. degree in finance from the University of Wisconsin—Milwaukee. He is a CFA charterholder.

Focused Appreciation Portfolio

Ron Sachs manages the Focused Appreciation Portfolio, which he has managed since January 2008. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He is a CFA charterholder.

Large Cap Core Stock Portfolio

Mary R. Linehan is a Director of Mason Street Advisors and joined Northwestern Mutual in 2007. She has primary responsibility for the management of the Large Cap Core Stock Portfolio. Ms. Linehan also manages various equity portfolios for Northwestern Mutual. Ms. Linehan was a Fund Manager for Marshall and Ilsley Corporation (M&I) from 2003-2007. During the time period from 1989 to 2003, Ms. Linehan held various investment positions at M&I, Strong Funds and Heartland Funds. She holds a B.S. degree in Management from the University of North Dakota-Grand Forks and an M.B.A. from Marquette University.

66	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio

Patricia L. Van Kampen has primary responsibility for the management of the Index 500 Stock Portfolio. Ms. Van Kampen is President of the Fund and a Vice President— Equities of Mason Street Advisors. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of Mason Street Advisors and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual, The Northwestern Mutual Foundation, Northwestern Mutual’s pension plan assets and the Fund and other mutual funds through sub-advisory relationships. Ms. Van Kampen also acts as the portfolio manager for the Index 400 Stock Portfolio. She is a CFA charterholder.

Domestic Equity Portfolio

Todd S. James, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 23 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. James earned an MBA from the University of Southern California Graduate School of Business and a BS in international finance from California State University, Sacramento.

Darcy Kopcho, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 23 years and has served as a portfolio manager selecting equity securities during the past five years. Ms. Kopcho graduated from the Graduate School of Management at the University of California with an MBA, and a BA in religious studies.

Theodore R. Samuels, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 27 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Samuels holds a MBA from Harvard University Graduate School of Business Administration and a BA from Harvard College.

Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. In addition, CGTC’s research professionals may make investment decisions with respect to a portion of the Portfolio.

Equity Income Portfolio

The Equity Income Portfolio is managed by an investment advisory committee.

Brian C. Rogers, Chairman of the Board and Chief Investment Officer of T. Rowe Price, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been chairman of the committee since 1993, joined T. Rowe Price in 1982, and has been managing investments since 1983.

Mid Cap Growth Stock Portfolio

Jill M. Grueninger is the co-portfolio manager of the Mid Cap Growth Stock Portfolio. Ms. Grueninger also has primary responsibility for the management of the mid cap portion of the Asset Allocation Portfolio and the Balanced Portfolio. Ms. Grueninger is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1990. Prior to that she worked for two years as a research associate for Sanford C. Bernstein. She received B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Ms. Grueninger also manages other Mason Street Advisors equity accounts and various equity portfolios for Northwestern Mutual. She is a CFA charterholder.

Curtis J. Ludwick is a Director of Mason Street Advisors and joined Northwestern Mutual in 1996. He is a co-manager of the Mid Cap Growth Stock Portfolio and also co-manages other equity accounts and various equities portfolios for Northwestern Mutual. He holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He is a CFA charterholder.

Index 400 Stock Portfolio

Patricia L. Van Kampen, has primary responsibility for the management of the Index 400 Stock Portfolio. For Ms. Van Kampen’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Mid Cap Value Portfolio

American Century Investments uses teams of portfolio managers and analysts to manage funds. These teams are organized by broad investment categories. The individuals listed below are the portfolio managers for the Portfolio. As such, they are ultimately responsible for the day to day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives. Other members of the investment team provide research and analytical support, but generally do not make day-to-day investment decisions for the Portfolio.

Phillip N. Davidson, Chief Investment Officer Value Equity, Senior Vice President and Senior Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. Prior to joining American Century Investments in 1993 as a portfolio manager, he spent 11 years at Boatman’s Trust Company in St. Louis and served as vice president and portfolio manager responsible for institutional value equity clients. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss, Vice President and Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. He joined American Century Investments in 1998. He became a senior investment analyst in 2003 and then became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder.

Kevin Toney, Vice President and Portfolio Manager, is a member of the team that manages the Mid Cap Value Portfolio. He joined American Century Investments in 1999 as

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an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Small Cap Growth Stock Portfolio

William R. Walker is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. He also has primary responsibility for the small cap portion of the Asset Allocation Portfolio and the Balanced Portfolio and manages various other equity portfolios for Northwestern Mutual. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He is a CFA charterholder.

Paul Rokosz is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He joined Mason Street Advisors in 2008 as a Director. Prior thereto, he acted as a Partner and Small Cap Portfolio Manager, in a joint venture with Roxbury Capital Management. Mr. Rokosz received a B.B.S. in information systems from Loyola University of Chicago and an MBA from the University of Chicago, Graduate School of Business. He is a CFA charterholder.

Small Cap Value Portfolio

The Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Athey, a Vice President of T. Rowe Price, has been chairman of the Portfolio’s committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.

International Growth Portfolio

Thomas A. Carroll is the co-portfolio manager of the International Growth Portfolio. Mr. Carroll is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1983. He holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. He has primary responsibility for management of the international equity portion of the Asset Allocation Portfolio and the Balanced Portfolio. Mr. Carroll also manages the international equity investments of Northwestern Mutual. He is a CFA charterholder.

Kathleen Brooks is the co-portfolio manager of the International Growth Portfolio. Ms. Brooks joined Northwestern Mutual in 1998 and has been a Director of Mason Street Advisors since 2002. Since joining Mason Street Advisors, Ms. Brooks has had primary responsibility for management of the international equity portion of the portfolios for Northwestern Mutual’s life and annuity clients/employees and the Northwestern Mutual Foundation. Ms. Brooks holds a B.B.A. from UW-Milwaukee and an M.S. in Finance from UW-Madison. She is a CFA charterholder and is also a member of the Milwaukee Analyst Society.

International Equity Portfolio

Gary P. Motyl is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He co-manages the International Equity Portfolio. He is a CFA charterholder.

Dr. Guang Yang is Executive Vice President of Templeton Investment Counsel, LLC and a portfolio manager of Franklin Templeton Investments (Asia) Limited. He joined Templeton in 1995 and Templeton Asia in 2007. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. He co-manages the International Equity Portfolio. He is a CFA charterholder.

Select Bond Portfolio

R. David Ells has primary responsibility for the management of the Select Bond Portfolio. Mr. Ells is a Director of Mason Street Advisors and joined Northwestern Mutual in 2004. Prior to this, he was Senior Vice President of Deerfield Capital Management, LLC from 2003-2004, and Senior Vice President of Enterprise Advisors/Imagine Reinsurance prior thereto. He holds a B.A. in Economics from Trinity College in Hartford, Connecticut. He also acts as one of the two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio and has primary responsibility for the management of the investment grade bond portion of each such Portfolio. Mr. Ells also manages various fixed income portfolios for Northwestern Mutual. He is a CFA charterholder.

High Yield Bond Portfolio

Andrew T. Wassweiler is a Director of Mason Street Advisors and joined Northwestern Mutual in 1997. He holds a B.A. degree from University of Wisconsin-Madison and a M.S. from the University of Wisconsin-Madison. He has primary responsibility for the management of the High Yield Bond Portfolio, the high yield bond portion of the Asset Allocation Portfolio and the Balanced Portfolio, as well as other high yield accounts for Northwestern Mutual. He is a CFA charterholder and Certified Public Accountant.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and the Asset Allocation Portfolio are each managed by the same team of six Mason Street Advisors portfolio managers (listed below), who make collective investment decisions with respect to the allocation of each such Portfolio’s assets across asset categories, subject to the oversight and final approval of two lead portfolio managers for each Portfolio, Messrs. Keuler and Ells. All portfolio

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managers are also are each individually responsible for decisions with respect to the purchase and sale of securities for the portion of each Portfolio assigned to him or her.

David R. Keuler is co-lead manager and also has primary responsibility for the large cap portion of each Portfolio. For Mr. Keuler’s biographical information, please refer to “Growth Stock Portfolio,” above.

R. David Ells is co-lead manager and also has primary responsibility for the investment grade bond portion of each Portfolio. For Mr. Ells’ biographical information, please refer to “Select Bond Portfolio,” above.

Thomas A. Carroll has primary responsibility for the management of the international equity portion of each Portfolio. For Mr. Carroll’s biographical information, please refer to “International Growth Portfolio,” above.

Jill M. Grueninger has primary responsibility for the management of the mid cap portion of each Portfolio. For Ms. Grueninger’s biographical information, please refer to “Mid Cap Growth Stock Portfolio,” above.

William R. Walker has primary responsibility for the management of the small cap portion of each Portfolio. For Mr. Walker’s biographical information, please refer to “Small Cap Growth Stock Portfolio,” above.

Andrew T. Wassweiler has primary responsibility for the management of the high yield bond portion of each Portfolio. For Mr. Wassweiler’s biographical information, please refer to “High Yield Bond Portfolio,” above.

Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Advisory Fees:

The following table shows the annual expenses, including advisory fees, for each of the Portfolios as a percentage of the average net assets of the Portfolios based on 2008 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Growth Stock	0.42%	0.01%	0.43%
Focused Appreciation	0.77%	0.01%	0.78%
Large Cap Core Stock	0.43%	0.01%	0.44%
Index 500 Stock	0.20%	0.00%	0.20%

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Domestic Equity	0.56%	0.01%	0.57%
Equity Income	0.65%	0.02%	0.67%
Mid Cap Growth Stock	0.52%	0.01%	0.53%
Index 400 Stock	0.25%	0.01%	0.26%
Mid Cap Value	0.85%	0.04%	0.89%
Small Cap Growth Stock	0.55%	0.02%	0.57%
Small Cap Value	0.85%	0.02%	0.87%
International Growth	0.67%	0.12%	0.79%
International Equity	0.66%	(0.01)%	0.65%
Money Market	0.30%	0.02%	0.32%
Select Bond	0.30%	0.00%	0.30%
High Yield Bond	0.46%	0.01%	0.47%
Balanced	0.30%	0.00%	0.30%
Asset Allocation	0.53%	0.01%	0.54%

Sub-Advisory Fees:

American Century Investment Management, Inc. (“American Century Investments”), T. Rowe Price Associates, Inc.

(“T. Rowe Price”), Templeton Investment Counsel, LLC (“Templeton”), Janus Capital Management LLC (“Janus”) and Capital Guardian Trust Company (“CGTC”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Mid Cap Value Portfolio, the Small Cap Value and Equity Income Portfolios, the International Equity Portfolio, the Focused Appreciation Portfolio and the Domestic Equity Portfolio, respectively. Templeton has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”) as an additional sub-adviser for the International Equity Portfolio.

Mason Street Advisors pays American Century Investments 0.57% on the first $50 million of the Mid Cap Value Portfolio’s assets, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million, and 0.40% on assets in excess of $500 million. Mason Street Advisors pays T. Rowe Price an annual rate of 0.60% of the Small Cap Value Portfolio's average daily net assets. Mason Street Advisors pays Templeton 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton pays Templeton Asia directly for its services. Mason Street Advisors pays Janus 0.55% on the first $100 million of the Portfolio's assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. Mason Street Advisors pays CGTC a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on net assets in excess of $100 million. For the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.40% on the first $250 million of the Portfolio's assets, reduced to 0.375% on the next $250 million, and to 0.35% on assets in excess of $500 million.

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Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board. As a condition of the exemptive order, the Fund has changed the legal names of those Portfolios which are sub-advised to remove the name of the sub-adviser.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Legal Proceedings

Templeton, Templeton Asia, Janus and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding these proceedings is described in the Fund’s Statement of Additional Information. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser stated that it is not currently subject to any legal or regulatory proceedings (including proceedings listed in the Statement of Additional Information) that would materially affect the sub-adviser’s ability to perform services for the Fund or the Portfolios, or otherwise materially affect the Fund or the Portfolios.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder's cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith pursuant to procedures adopted by the Directors. The fair value procedure may be used if (a) a significant event that is likely to have materially affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities. Fair value procedures may be widely used to value foreign securities.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Derivatives are valued at prices provided by a pricing service or pursuant to the fair value pricing procedures.

Debt securities with maturities generally exceeding one year are generally valued on the basis of valuations furnished by a pricing service. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events that exceed a specified threshold are considered likely to have a material effect on the value of a Portfolio’s shares. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with

70	Northwestern Mutual Series Fund, Inc. Prospectus

respect to its foreign investments to a significant extent. Furthermore, the Fund also uses fair value pricing when current market prices are not readily available. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded to a significant extent.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to satisfy the diversification requirements of Section 817(h) of the Code, which prohibits a Portfolio from investing more than 55% of its assets in securities issued by the same entity, such as the U.S. Treasury. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

—all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—net short-term capital gain; less

—all expenses of the Portfolio.

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts of Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Although redemption requests are generally paid in cash, the Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio and the International Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio and the Small Cap Value Portfolio. The High Yield Bond Portfolio may have significant investments in high yield securities that are thinly traded. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control

Northwestern Mutual Series Fund, Inc. Prospectus	71

abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Money Market Portfolio until the next contract or policy anniversary date.

Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. If your investment professional provides substantially the same asset allocation or investment advice to a number of owners of Annuity Contracts or Life Insurance Policies whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all owners of such Annuity Contracts or Life Insurance Policies. Therefore, Northwestern Mutual may restrict the aggregate amounts your investment professional may transfer on behalf of owners he or she represents or impose additional requirements with respect to such transfer. These limitations are intended to minimize the potential adverse effect large transfers may have on the interests of all owners of Annuity Contracts and Life Insurance Policies. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

72	Northwestern Mutual Series Fund, Inc. Prospectus

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts for Annuity Contracts and Life Insurance Policies. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

Participation in Temporary Guarantee Program for Money Market Funds

At a meeting held on October 6, 2008, the Board of Directors of the Series Fund determined that the Series Fund’s Money Market Portfolio would participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), and subsequently determined that the Money Market Portfolio would participate under the Program’s extensions, as discussed below. Under the Program, the Treasury guarantees to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations which are described below. The guarantee will be triggered if the Money Market Portfolio “breaks the buck;” that is, if its net asset value per share falls below $0.995 (a “Guarantee Event”). The Money Market Portfolio is responsible for the payment of fees required to participate in the Program, including any Program extensions.

The Program applies only to shares held in the Money Market Portfolio as of the close of business on September 19, 2008. The Program’s guarantee does not apply to shares purchased after September 19, 2008 or to shares redeemed or exchanged into or out of the Money Market Portfolio after September 19, 2008. There is no per-account cap on the amount of coverage; however, the number of shares of each shareholder covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder in the same account on the date of the Guarantee Event.

If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a shareholder in connection with such liquidation and $1.00 per share, for any shares covered by the guarantee, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program may receive less than $1.00 per share. In addition, pursuant to an interim rule adopted by the Securities and Exchange Commission, the Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section 22(e) of the Investment Company Act of 1940 if it is liquidating pursuant to the Program. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment. Currently, assets available to the Program are approximately $50 billion.

The Program’s initial three month term ran from September 19, 2008 through December 18, 2008. The Secretary of the Treasury extended the Program through April 30, 2009, and more recently, through September 18, 2009, at which point the Program will expire. If a Guarantee Event occurs after the Program expires, neither the Money Market Portfolio nor its shareholders will be entitled to any payment under the Program.

The Money Market Portfolio is not in any manner approved, endorsed, sponsored or authorized by the U.S. Department of the Treasury.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. A list of the ten largest holdings for each Portfolio (other than the Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus	73

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

74	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2008	$2.49	$0.02		$(0.94)	$(0.92)	$(0.02)	$(0.14)	$(0.16)	$1.41	(38.86)%	$413,801	—%	0.43%	0.88%	38.18%
2007	2.30	0.02		0.19	0.21	(0.02)	—	(0.02)	2.49	9.20	748,329	—	0.42	0.84	36.62
2006	2.11	0.02		0.19	0.21	(0.02)	—	(0.02)	2.30	9.57	735,055	—	0.43	0.94	36.05
2005	1.98	0.02		0.13	0.15	(0.02)	—	(0.02)	2.11	7.71	702,526	—	0.43	0.78	31.74
2004	1.87	0.01		0.11	0.12	(0.01)	—	(0.01)	1.98	6.67	686,849	—	0.43	1.07	34.53
Focused Appreciation Portfolio
2008	$2.05	$0.00	(e)	$(0.80)	$(0.80)	$(0.01)	$(0.04)	$(0.05)	$1.20	(40.01)%	$171,551	—%	0.78%	(0.09)%	67.79%
2007	1.62	0.01		0.42	0.43	0.00 (e)	0.00 (e)	0.00 (e)	2.05	26.84	230,437	—	0.80	0.44	57.89
2006	1.63	0.01		0.07	0.08	(0.01)	(0.08)	(0.09)	1.62	4.88	138,581	—	0.81	0.38	61.84
2005	1.43	—		0.25	0.25	—	(0.05)	(0.05)	1.63	17.00	132,679	—	0.82	0.18	45.20
2004	1.20	0.00	(e)	0.23	0.23	—	—	—	1.43	19.67	56,690	—	0.84	(0.03)	25.42
Large Cap Core Stock Portfolio
2008	$1.45	$0.02		$(0.57)	$(0.55)	$(0.02)	$—	$(0.02)	$0.88	(38.74)%	$310,665	—%	0.44%	1.35%	50.12%
2007	1.35	0.02		0.10	0.12	(0.02)	—	(0.02)	1.45	9.12	556,895	—	0.43	1.30	43.86
2006	1.22	0.02		0.12	0.14	(0.01)	—	(0.01)	1.35	11.49	535,453	—	0.44	1.25	39.39
2005	1.14	0.01		0.09	0.10	(0.02)	—	(0.02)	1.22	8.46	494,020	—	0.44	1.15	32.23
2004	1.07	0.02		0.06	0.08	(0.01)	—	(0.01)	1.14	8.16	469,935	—	0.44	1.41	33.64
Index 500 Stock Portfolio
2008	$3.26	$0.06		$(1.22)	$(1.16)	$(0.06)	$(0.09)	$(0.15)	$1.95	(36.94)%	$1,231,610	—%	0.20%	2.13%	4.10%
2007	3.26	0.06		0.12	0.18	(0.06)	(0.12)	(0.18)	3.26	5.43	2,088,835	—	0.20	1.89	4.44
2006	2.97	0.06		0.39	0.45	(0.05)	(0.11)	(0.16)	3.26	15.62	2,081,399	—	0.20	1.78	4.47
2005	2.94	0.05		0.08	0.13	(0.05)	(0.05)	(0.10)	2.97	4.72	1,903,641	—	0.20	1.68	5.36
2004	2.72	0.05		0.24	0.29	(0.04)	(0.03)	(0.07)	2.94	10.70	1,904,122	—	0.20	1.83	3.45
Domestic Equity Portfolio
2008	$1.15	$0.03		$(0.44)	$(0.41)	$(0.03)	$(0.08)	$(0.11)	$0.63	(38.49)%	$281,556	—%	0.57%	2.89%	60.11%
2007	1.31	0.03		(0.11)	(0.08)	(0.02)	(0.06)	(0.08)	1.15	(6.33)	439,896	—	0.56	2.37	38.86
2006	1.13	0.02		0.17	0.19	—	(0.01)	(0.01)	1.31	16.56	409,836	—	0.58	1.99	31.59
2005	1.14	0.02		0.07	0.09	(0.02)	(0.08)	(0.10)	1.13	8.04	273,934	—	0.60	1.77	35.19
2004	1.00	0.02		0.15	0.17	(0.01)	(0.02)	(0.03)	1.14	16.85	211,977	—	0.62	1.63	32.97
Equity Income Portfolio
2008	$1.38	$0.03		$(0.51)	$(0.48)	$0.00 (e)	$(0.03)	$(0.03)	$0.87	(35.81)%	$151,641	—%	0.67%	2.61%	28.82%
2007	1.53	0.03		0.01	0.04	(0.03)	(0.16)	(0.19)	1.38	3.26	212,428	—	0.67	1.93	41.94
2006	1.33	0.02		0.24	0.26	(0.02)	(0.04)	(0.06)	1.53	19.15	200,507	—	0.67	1.88	15.50
2005	1.35	0.02		0.04	0.06	(0.02)	(0.06)	(0.08)	1.33	4.19	132,923	—	0.68	1.76	16.01
2004	1.22	0.02		0.17	0.19	(0.02)	(0.04)	(0.06)	1.35	15.16	89,747	—	0.69	1.74	15.21
Mid Cap Growth Stock Portfolio
2008	$3.68	$0.01		$(1.35)	$(1.34)	$(0.01)	$(0.41)	$(0.42)	$1.92	(40.08)%	$695,626	—%	0.53%	0.20%	43.67%
2007	3.37	0.01		0.66	0.67	(0.03)	(0.33)	(0.36)	3.68	20.70	1,294,703	—	0.52	0.26	66.20
2006	3.30	0.03		0.12	0.15	—	(0.08)	(0.08)	3.37	4.40	1,183,484	—	0.52	0.77	72.15
2005	3.11	—		0.19	0.19	—	—	—	3.30	6.14	1,252,702	—	0.52	0.13	83.42
2004	2.72	0.00	(e)	0.39	0.39	—	—	—	3.11	14.22	1,278,495	—	0.52	0.05	71.24
Index 400 Stock Portfolio
2008	$1.60	$0.02		$(0.55)	$(0.53)	$(0.02)	$(0.15)	$(0.17)	$0.90	(36.28)%	$319,515	—%	0.26%	1.50%	15.94%
2007	1.59	0.02		0.10	0.12	(0.02)	(0.09)	(0.11)	1.60	7.93	558,136	—	0.26	1.44	24.49
2006	1.55	0.02		0.14	0.16	(0.02)	(0.10)	(0.12)	1.59	10.04	533,740	—	0.26	1.42	12.43
2005	1.46	0.02		0.15	0.17	(0.01)	(0.07)	(0.08)	1.55	12.37	490,626	—	0.26	1.26	18.63
2004	1.28	0.01		0.19	0.20	(0.01)	(0.01)	(0.02)	1.46	16.26	426,827	—	0.26	0.96	16.46
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.

Northwestern Mutual Series Fund, Inc. Prospectus	75

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Value Portfolio
2008	$1.28	$0.01		$(0.46)	$(0.45)	$—	$(0.02)	$(0.02)	$0.81	(35.07)%	$74,681	—%		0.89%		1.01%	50.78%
2007	1.53	0.01		(0.02)	(0.01)	(0.01)	(0.23)	(0.24)	1.28	(0.16)	114,455	—		0.87		0.66	41.37
2006	1.45	0.02		0.20	0.22	(0.02)	(0.12)	(0.14)	1.53	14.49	131,016	—		0.87		1.26	43.75
2005	1.45	0.01		0.08	0.09	(0.01)	(0.08)	(0.09)	1.45	5.46	97,557	—		0.87		0.61	31.15
2004	1.32	0.01		0.22	0.23	(0.01)	(0.09)	(0.10)	1.45	18.67	72,131	—		0.89		1.00	33 .05
Small Cap Growth Stock Portfolio
2008	$2.37	$0.00	(e)	$(0.92)	$(0.92)	$0.00 (e)	$(0.36)	$(0.36)	$1.09	(43.87)%	$284,621	—%		0.57%		0.01%	146.28%
2007	2.38	0.00	(e)	0.22	0.22	0.00 (e)	(0.23)	(0.23)	2.37	9.54	543,986	—		0.55		0.13	143.29
2006	2.53	—		0.18	0.18	—	(0.33)	(0.33)	2.38	6.68	528,612	—		0.55		0.08	82.48
2005	2.30	—		0.25	0.25	—	(0.02)	(0.02)	2.53	11.18	503,008	—		0.56		(0.09)	69.5
2004	1.94	(0.01)		0.37	0.36	—	—	—	2.30	18.8	442,420	—		0.57		(0.30)	87.74
Small Cap Value Portfolio
2008	$1.72	$0.01		$(0.45)	$(0.44)	$(0.01)	$(0.13)	$(0.14)	$1.14	(28.13)%	$240,817	—%		0.87%		0.87%	22.94%
2007	1.84	0.01		(0.02)	(0.01)	(0.01)	(0.10)	(0.11)	1.72	(0.83)	337,973	—		0.86		0.80	33.39
2006	1.64	0.01		0.26	0.27	—	(0.07)	(0.07)	1.84	16.55	324,973	—		0.86		0.66	21.7
2005	1.58	0.01		0.10	0.11	(0.01)	(0.04)	(0.05)	1.64	7.21	245,041	—		0.87		0.63	17.74
2004	1.29	0.01		0.30	0.31	—	(0.02)	(0.02)	1.58	24.57	200,143	—		0.88		0.81	19.22
International Growth Portfolio
2008	$1.82	$0.02		$(0.79)	$(0.77)	$(0.02)	$(0.17)	$(0.19)	$0.86	(46.19)%	$197,383	0.80%		0.79%		1.69%	134.71%
2007	1.77	0.02		0.19	0.21	(0.02)	(0.14)	(0.16)	1.82	12.62	353,426	—		0.78		1.39	105.82
2006	1.48	0.02		0.29	0.31	—	(0.02)	(0.02)	1.77	21.48	272,882	—		0.86		1.14	82.62
2005	1.32	0.01		0.23	0.24	(0.01)	(0.07)	(0.08)	1.48	18.00	167,550	—		0.95		1.01	70.60
2004	1.09	0.01		0.23	0.24	(0.01)	—	(0.01)	1.32	21.59	110,498	—		0.98		0.81	70.84
International Equity Portfolio
2008	$2.67	$0.07		$(1.16)	$(1.09)	$(0.05)	$(0.21)	$(0.26)	$1.32	(43.78)%	$1,009,367	0.71	%(f)	0.65	%(f)	3.26%	2.98%
2007	2.33	0.05		0.37	0.42	(0.05)	(0.03)	(0.08)	2.67	18.06	1,902,612	0.70	(f)	0.63	(f)	2.21	15.70
2006	1.81	0.05		0.51	0.56	(0.04)	—	(0.04)	2.33	30.9	1,556,230	0.71	(f)	0.70	(f)	2.53	12.15
2005	1.65	0.04		0.15	0.19	(0.03)	—	(0.03)	1.81	11.52	1,139,260	—		0.71		2.24	3.71
2004	1.41	0.03		0.24	0.27	(0.03)	—	(0.03)	1.65	19.33	980,977	—		0.72		2.23	18.65
Money Market Portfolio
2008	$1.00	$0.03		$—	$0.03	$(0.03)	$0.00 (e)	$(0.03)	$1.00	2.76%	$622,620	0.32	%(l)(m)	0.32	%(l)(m)	2.66%	—%
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	5.28	462,092	—		0.30		5.16	—
2006	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	4.86	390,589	—		0.30		4.77	—
2005	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	2.98	339,858	—		0.30		2.94	—
2004	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.43	344,468	0.30	(f)	0.00	(f)	1.41	—
Select Bond Portfolio
2008	$1.23	$0.06		$(0.02)	$0.04	$(0.06)	$—	$(0.06)	$1.21	3.26%	$1,088,647	—%		0.30%		5.06%	85.39	%(g)
2007	1.20	0.05		0.03	0.08	(0.05)	—	(0.05)	1.23	6.39	1,114,647	—		0.30		5.26	104.07	(g)
2006	1.20	0.05		—	0.05	(0.05)	—	(0.05)	1.20	3.74	924,457	—		0.30		4.85	169.55	(g)
2005	1.23	0.05		(0.03)	0.02	(0.04)	(0.01)	(0.05)	1.20	2.22	786,544	—		0.30		4.34	179.05	(g)
2004	1.26	0.05		0.01	0.06	(0.05)	(0.04)	(0.09)	1.23	4.75	661,027	—		0.30		3.99	213.87
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). For the Money Market Portfolio, expense ratios reflect total expenses before a management fee in effect for the periods December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ration”). The fee waiver ended on December 31, 2004.

(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).
(m)

Reflects fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. Due to the temporary nature of the Program, these fees have not been annualized. The Portfolio has elected to continue to participate in the Program through its expiration on September 18, 2009, and will incur additional expenses in connection with such participation.

76	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
High Yield Bond Portfolio
2008	$0.70	$0.05	$(0.19)	$(0.14)	$(0.05)	$—	$(0.05)	$0.51	(21.35)%	$212,003	—%	0.47%	8.55%	43.30%
2007	0.73	0.05	(0.03)	0.02	(0.05)	—	(0.05)	0.70	2.38	292,928	—	0.47	7.43	61.65
2006	0.72	0.05	0.01	0.06	(0.05)	—	(0.05)	0.73	9.77	276,639	—	0.47	7.00	80.94
2005	0.76	0.05	(0.04)	0.01	(0.05)	—	(0.05)	0.72	1 .39	244,554	—	0.48	7.16	118.63
2004	0.73	0.05	0.03	0.08	(0.05)	—	(0.05)	0.76	12 .76	229,312	—	0.50	7.42	162.00
Balanced Portfolio
2008	$1.99	$0.05	$(0.41)	$(0.36)	$(0.02)	$(0.51)	$(0.53)	$1.10	(22.72)%	$1,994,701	—%	0.30%	3.26%	68.34	%(g)
2007	1.97	0.03	0.09	0.12	(0.06)	(0.04)	(0.10)	1.99	6 .15	2,896,195	—	0.30	3.23	106.64	(g)
2006	1.86	0.06	0.12	0.18	(0.05)	(0.02)	(0.07)	1.97	10 .42	2,949,632	—	0.30	3.11	70.12	(g)
2005	1.87	0.05	0.02	0.07	(0.05)	(0.03)	(0.08)	1.86	3 .59	2,905,741	—	0.30	2.85	80.21	(g)
2004	1.85	0.05	0.09	0.14	(0.05)	(0.07)	(0.12)	1.87	7 .89	2,983,179	—	0.30	2.71	100.02
Asset Allocation Portfolio
2008	$1.24	$0.03	$(0.38)	$(0.35)	$(0.03)	$(0.09)	$(0.12)	$0.77	(30.13)%	$199,640	0.60%	0.54%	2.59%	74.22	%(g)
2007	1.22	0.03	0.08	0.11	(0.03)	(0.06)	(0.09)	1.24	9 .40	302,292	0.58	0.54	2.64	85.44	(g)
2006	1.16	0.03	0.08	0.11	(0.02)	(0.03)	(0.05)	1.22	9 .91	281,863	—	0.59	2.53	86.85	(g)
2005	1.12	0.02	0.06	0.08	(0.02)	(0.02)	(0.04)	1.16	6 .99	244,807	—	0.61	2.18	90.04	(g)
2004	1.02	0.02	0.08	0.10	—	—	—	1.12	10 .02	196,568	—	0.64	1.90	116.65
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

Northwestern Mutual Series Fund, Inc. Prospectus	77

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmfn.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act File No. 811-3990

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2009

NORTHWESTERN MUTUAL

SERIES FUND, INC.

Consisting of

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2009. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This Statement of Additional Information relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended December 31, 2008. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s investment objective and policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400, Index 500 and Index 600 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.

Fundamental Policies. The following investments are designated as fundamental policies.

1.	Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with industry classifications published by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.)

2.	Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this Statement of Additional Information (“SAI”). The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.	Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)

4.	Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.	Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC, so long as such activities do not cause it to violate its operating policy prohibiting the Portfolio from being deemed a commodity pool.)

6.	Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.	Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.	Diversification. All of the Portfolios, except the Index 500 Stock Portfolio, Index 400 Stock Portfolio and Index 600 Stock Portfolio shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Portfolio, Index 400 Stock Portfolio and Index 600 Stock Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code discussed in this SAI under “Taxes.”

For purposes of applying Fundamental Investment Restriction number 1, above, the Fund will apply its concentration limitation in a manner that capture’s the Fund’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.	Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2.

Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act; (b) for the Small Cap Value Portfolio and the Equity Income Portfolio only, securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.; (c) for the Large Company Value Portfolio, Mid Cap Value Portfolio and Inflation Protection Portfolio only, pursuant to an exemptive order obtained by J.P. Morgan Chase & Co. (“JPM”), American Century Companies, Inc. (“ACC”) and certain ACC affiliates, permitting certain investment company clients of American Century Investment Management, Inc. such as the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, each sub-advised by American Century Investment Management, Inc., to engage in certain transactions that could otherwise be restricted under certain provisions of the 1940 Act as a result of JPM’s ownership of more than 5% of the voting securities of ACC; and (d) for the Index 600 Stock Portfolio only, securities of the iShares Trust and iShares, Inc. (collectively, the iShares® Funds”), pursuant to an exemptive order obtained by the iShares® Funds permitting investment companies meeting the conditions of the exemptive order to invest in securities of the iShares® Funds in excess of the limitations of Section 12(d)(1) and Section 17(a) of the 19040 Act*.

3.	Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4.	Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5.	Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

6.	Commodities. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

7.	Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

*

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the Index 600 Stock Portfolio.

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Derivative Securities

To the extent permitted by its investment objectives and policies, each Portfolio may invest in derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor’s Depositary Receipts, also known as “SPDRs”, track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolios may also use derivative securities for non-hedging purposes, such as seeking to enhance return.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;

•

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment.

The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the creditworthiness of the issuer on which the credit derivative is based is not correctly evaluated. The Adviser, through its internal risk management processes, monitors counterparty risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one counterparty, where feasible and appropriate.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio covers the transaction in accordance with the requirements described above under the heading “Investment Restrictions – Senior Securities.”

The following sections provide more detailed information about certain types of derivatives in which one or more of the Portfolios may invest.

Swap Agreements and Options on Swap Agreements

Each Portfolio, consistent with its investment objective and policies, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, as well as caps, floors, credit default swaps and total return swaps. To the extent a Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, to gain exposure to certain markets, securities or asset classes in the most economical way possible, to create synthetic securities, to synthetically capture the performance of an index or to structure transactions designed for other purposes consistent with a Portfolio’s investment strategy.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates or return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, security or in a ‘basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a

Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio may also enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

A Portfolio may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations to one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In the event that a credit default swap is closed via physical settlement, instability in the market could impact the ability of the Portfolio to fulfill its obligation to deliver the underlying debt securities to the seller of the credit default swap. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional risks such as liquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark’ cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into offsetting positions, with a value of least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. This may be hard to do because swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and therefore subject to a Portfolio’s limitation on investing in illiquid securities. Since swap agreements may be illiquid they may be more difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is a continuously evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Financial Futures And Forward Contracts

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers.

Under exemptive regulations adopted by the CFTC, each of the Portfolios will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The CEA defines the term “commodity pool operator” to mean “any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility.” The Portfolios have claimed an exclusion from the “commodity pool operator” definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as “commodity pool operators.”

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of the futures contract.

The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective. The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios’ ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Federal Income Tax Treatment Regarding Futures Contracts. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract, whether realized or unrealized, is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a “mixed straddle”, the recognition of losses may be deferred to a later taxable year.

In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities). Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is expected to be treated as gain from the sale of securities and therefore is qualifying income.

Options on Securities and Foreign Currencies

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly, and on security, commodity or other indexes.

A put option written by a Portfolio is “covered” if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

The Portfolios also may write call options that are not covered for cross hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines to a price below the exercise price, a Portfolio may close the position or the Portfolio may be required to buy the security at the exercise price. In either case, the gain or loss on the transaction will be determined by the premium received when the put option was written minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios’ custodian.

The Portfolios also may write call options on foreign currencies for cross hedging purposes. A call option on a foreign currency is for cross hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through security is mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the new government senior preferred shares. The U.S. Treasury also instituted a new secured lending credit facility, which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by FNMA and FHLMC, through December 31, 2009. No assurances can be given that the U.S. Treasury initiatives will be successful.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities-

Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO or inverse floater securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two and more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on a type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in COs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Future Developments

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

Adjustable Rate Securities (Including Variable Rate Securities)

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission Rule 2a-7 under the 1940 Act that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.

The Money Market Portfolio may invest in certain short-term variable rate securities that give the investor the right to extend the maturity date. The Money Market Portfolio may elect to extend the maturity of such securities to the extent the adjusted maturity does not exceed 397 days from the date of such election. Pursuant to Rule 2a-7, such securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Portfolio may invest up to 10% (without limit for the High Yield Bond Portfolio, the Select Bond Portfolio, the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectus.

Short Sales

The Portfolios may engage in short sales. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales involve the same fundamental risk as short sales against the box, as described in the paragraph below. In addition, short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. To the extent a Portfolio engages in short sales, it may incur interest and/or dividend expense. A Portfolio’s ability to use short sales may be further restricted by the Adviser’s imposition of a limit on the amount of interest expense to be incurred by a Portfolio. The total market value of all of a Portfolio’s short sale positions will not exceed 5% of its net assets. This limitation on short sale positions does not include, or apply to, other instruments in which a Portfolio may invest (e.g., derivative contracts, inverse ETFs or hybrid instruments) which may produce investment results that are economically similar to short sales.

Each Portfolio may also engage in “short sales against the box.” This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities.

Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Inverse Floaters” below for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Preferred Stocks

Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Reverse Convertible Notes

The Portfolios may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

High Yield, High Risk Bonds

Each of the Portfolios, except the Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but is not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Auction Rate Securities

Each Portfolio, other than the Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed”. In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies an instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a Portfolio will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the Portfolio’s portfolio. An investment in a Portfolio may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Inverse Floaters

Each Portfolio may hold inverse floaters, if consistent with their respective investment objectives and strategies. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)	Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)	Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

TracersSM/TrainsSM

The Fixed Income Portfolios (other than the Long-Term U.S. Government Bond Portfolio) may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the Portfolios to be more diversified by owning a single security.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placements and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Loans and Other Direct Debt Instruments

Each of the Portfolios may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Firm Commitment Agreements and “When Issued” Securities

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio.

Eurodollar Certificates of Deposit

Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.

A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% of its total assets in securities deemed to be illiquid, which may include private placement transactions. For the Money Market Portfolio, the limit is 10%. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio’s Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Securities Lending

Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Portfolio’s investment adviser (or its Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of a Portfolio’s investment adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign interest rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Initial Public Offerings

Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. It is anticipated that the portfolio turnover rate for the Mid Cap Value Portfolio will be higher on a going forward basis than in prior years, due to the investment strategies employed by the Portfolio’s new sub-adviser.

For periods ending 2007 and 2008, the portfolio turnover rates for the Portfolios were:

Portfolio Turnover Rate	2007	2008
Growth Stock	36.62%	38.18%
Focused Appreciation	57.89%	67.79%
Large Cap Core Stock	43.86%	50.12%
Large Cap Blend	22.41%	59.53%
Index 500 Stock	4.44%	4.10%
Large Company Value	16.92%	26.04%
Domestic Equity	38.86%	60.11%
Equity Income	41.94%	28.82%
Mid Cap Growth Stock	66.20%	43.67%
Index 400 Stock	24.49%	15.94%
Mid Cap Value	41.37%	50.78%
Small Cap Growth Stock	143.29%	146.28%
Index 600 Stock	51.76%	71.09%
Small Cap Value	33.39%	22.94%
International Growth	105.82%	134.71%
Research International Core	45.53%	77.80%
International Equity	15.70%	2.98%
Emerging Markets Equity	73.03%	109.36%
Short-Term Bond	72.69%	74.86%
Select Bond	104.07%	85.39%
Long-Term U.S. Government Bond	175.03%	272.80%
Inflation Protection	94.74%	48.63%
High Yield Bond	61.65%	43.30%
Multi-Sector Bond	72.85%	23.40%
Balanced	106.64%	68.34%
Asset Allocation	85.44%	74.22%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced, and Asset Allocation Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

•	Student Loan Marketing Association,

•	Federal Home Loan Banks,

•	Federal Intermediate Credit Banks, and

•	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Municipal Bonds

A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio would be affected. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

MANAGEMENT OF THE FUND

General

The Board of Directors of the Fund is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. Information about the Directors and Officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

An Audit Committee, a Nominating Committee and an Investment Oversight Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund’s financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when, in its judgment, such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. The Investment Oversight Committee oversees the relationship of the Fund with the Adviser and the Sub-Advisers by overseeing the advisory and sub-advisory contract review process and helping ensure that the best interests of the Fund and its shareholders are served by the terms of each such contract. As of December 31, 2008, the Audit, Nominating and Investment Oversight Committees were comprised of Ms. Allison and Messrs. Huffman, Knetter, McIntosh and Smith, each of whom is not an “interested person” of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended December 31, 2008. The Nominating Committee meets when necessary to consider the nomination of new Directors. No meetings of the Nominating Committee were held in the fiscal year ended December 31, 2008. The Investment Oversight Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2008.

Codes of Ethics

The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreements

On an annual basis, the Directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.

Compensation of Officers and Directors

The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. During fiscal year 2008, Mason Street Advisors, LLC, the investment advisor to the Fund, paid the Independent Directors for their services as Directors of the Fund, a total of $85,000 per year, consisting of a $53,000 retainer and $32,000 in meeting fees. Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February.

The table below sets forth the compensation paid to the Directors of the Fund during the 2008 fiscal year.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Series Fund Registrant and Fund Complex Paid to Directors in 2008
Interested Director
Edward J. Zore Director	None	None	None	None
Independent Directors
Miriam M. Allison Director	None	None	None	$85,000
Robert H. Huffman, III Director	None	None	None	$85,000
Michael M. Knetter, Director	None	None	None	$85,000
William A. McIntosh, Director	None	None	None	$85,000
Michael G. Smith, Director	None	None	None	$85,000

Effective in 2009, Board compensation shall consist of a retainer of $53,000 and per meeting fees of $8,000, for a total annual compensation of $85,000.

Directors’ Holdings

The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings as of December 31, 2008, of the independent and interested directors. These holdings are indirect, based on investments in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company. In addition, the amount owned by the directors and officers as a group is less than 1% of the Fund. The independent directors would no longer be considered independent if they were to invest in variable annuity contracts and variable life policies issued by Northwestern Mutual (and thereby indirectly invest in the Portfolios).

	Allison	Huffman	Knetter	McIntosh	Smith	Zore*
Aggregate Holdings, All Portfolios	NONE	NONE	NONE	NONE	NONE	$	OVER 100,000
Growth Stock Portfolio	None	None	None	None	None		None
Focused Appreciation Portfolio	None	None	None	None	None		None
Large Cap Core Stock Portfolio	None	None	None	None	None		None
Large Cap Blend Portfolio	None	None	None	None	None		None
Index 500 Stock Portfolio	None	None	None	None	None	$	Over 100,000
Large Company Value Portfolio	None	None	None	None	None		None
Domestic Equity Portfolio	None	None	None	None	None		None
Equity Income Portfolio	None	None	None	None	None		None
Mid Cap Growth Stock Portfolio	None	None	None	None	None	$	Over 100,000
Index 400 Stock Portfolio	None	None	None	None	None	$	Over 100,000
Mid Cap Value Portfolio	None	None	None	None	None		None
Small Cap Growth Stock Portfolio	None	None	None	None	None		None
Index 600 Stock Portfolio	None	None	None	None	None		None

	Allison	Huffman	Knetter	McIntosh	Smith	Zore*
Small Cap Value Portfolio	None	None	None	None	None		None
International Growth Portfolio	None	None	None	None	None		None
Research International Core Portfolio	None	None	None	None	None		None
International Equity Portfolio	None	None	None	None	None	$	Over 100,000
Emerging Markets Equity Portfolio	None	None	None	None	None		None
Money Market Portfolio	None	None	None	None	None		None
Short-Term Bond Portfolio	None	None	None	None	None		None
Select Bond Portfolio	None	None	None	None	None		None
Long-Term U.S. Government Bond Portfolio	None	None	None	None	None		None
Inflation Protection Portfolio	None	None	None	None	None		None
High Yield Bond Portfolio	None	None	None	None	None	$ $	10,001- 50,000
Multi-Sector Bond Portfolio	None	None	None	None	None		None
Balanced Portfolio	None	None	None	None	None		None
Asset Allocation Portfolio	None	None	None	None	None		None

*	Mr. Zore is an Interested Director, as described in the “Management of the Fund - General” section.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable life insurance policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2009.

The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Mason Street Advisors and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the “Agreements”). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

For acting as investment adviser and for providing such services and paying such expenses Mason Street Advisors is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, for its services as investment advisor to the Fund.

Name of Portfolio	2008	2007	2006
Growth Stock Portfolio	$2,553,250	$3,150,070	$2,970,468
Focused Appreciation Portfolio	1,807,963	1,349,021	1,060,679
Large Cap Core Stock Portfolio	1,940,433	2,365,714	2,176,507
Large Cap Blend Portfolio	257,077	152,211	—
Index 500 Stock Portfolio	3,399,497	4,271,555	3,904,390
Large Company Value Portfolio	230,695	130,095	—
Domestic Equity Portfolio	2,072,351	2,511,555	1,898,626
Equity Income Portfolio	1,215,933	1,460,009	1,030,144
Mid Cap Growth Stock Portfolio	5,355,129	6,451,431	6,367,740
Index 400 Stock Portfolio	1,152,682	1,426,843	1,296,079
Mid Cap Value Portfolio	846,209	1,203,597	959,580
Small Cap Growth Stock Portfolio	2,282,863	2,933,027	2,852,064
Index 600 Stock Portfolio	11,567	13,896	—
Small Cap Value Portfolio	2,621,643	2,986,778	2,411,883
International Growth Portfolio	1,854,248	2,123,588	1,549,674
Research International Core Portfolio	145,843	87,889	—
International Equity Portfolio	8,780,948	10,407,309	8,663,137
Emerging Markets Equity Portfolio	683,648	358,412	—
Money Market Portfolio	1,620,124	1,265,590	1,105,835
Short-Term Bond Portfolio	227,857	125,839	—
Select Bond Portfolio	3,402,348	3,048,972	2,527,449
Long-Term U.S. Government Bond Portfolio	318,899	95,344	—
Inflation Protection Portfolio	326,096	107,269	—
High Yield Bond Portfolio	1,202,993	1,316,710	1,175,924
Multi-Sector Bond Portfolio	708,153	319,745	—
Balanced Portfolio	7,505,071	8,833,417	8,655,900
Asset Allocation Portfolio	1,235,330	1,420,350	1,398,805

With respect to certain Portfolios, Mason Street Advisors has contractually agreed to waive its advisory fees and to absorb certain other operating expenses to the extent necessary so that total operating expenses for such Portfolios do not exceed the amounts reflected in the following table. Each such agreement is in effect until April 30, 2010, and may be terminated at any time thereafter.

Portfolio
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%
Asset Allocation	0.75%

In addition, Mason Street Advisers has agreed to waive its management fee with respect to (1) the International Equity Portfolio effective November 16, 2006, such that the management fee is 0.80% on the first $50 million of assets, 0.60% on assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion and 0.51% on assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006), and (2) the Asset Allocation Portfolio, such that the management fee is 0.55% on the first $100 million of assets, 0.45% on assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million, each until April 30, 2010.

Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreements.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. It is responsible for managing the investments of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio and directing the purchase and sale of their investment securities. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.47% on the first

$100 million, 0.42% on the next $150 million and 0.38% on assets in excess of $250 million. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.57% on the first $50 million, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million and 0.40% on assets in excess of $500 million. For the Inflation Protection Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.32% on the first $100 million, 0.30% on the next $150 million and 0.25% on assets in excess of $250 million. As of December 31, 2008, assets under management were approximately $70.2 billion.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Domestic Equity Portfolio and the Large Cap Blend Portfolio, pursuant to investment sub-advisory agreements. Capital Guardian is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets with a market value of $100 million or less, and 0.275% on assets in excess of $100 million. For services provided on behalf of the Large Cap Blend Portfolio, Mason Street Advisors pays Capital Guardian a fee at an annual rate of 0.46% on the first $150 million, 0.40% on the next $150 million, 0.35% on the next $200 million, and 0.30% on assets in excess of $500 million. A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates. As of December 31, 2008, assets under management were approximately $64.5 billion.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, Mason Street Advisors pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. As of December 31, 2008, assets under management for Janus Capital Group, Inc. (parent of Janus Capital) were approximately $123.5 billion.

Massachusetts Financial Company (“MFS®2”), 500 Boylston Street, Boston, Massachusetts 02116, provides investment advisory services to the Emerging Markets Equity Portfolio and the Research International Core Portfolio. Subject to the supervision of the Board of Directors and the Adviser, MFS is responsible for managing the Portfolios’ investments and executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a diversified financial services organization. For the services provided to the Emerging Markets Equity Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. For fee services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. Allianz SE is the indirect majority owner of Allianz Global Investors of America L.P. Allianz SE is a European-based, multi-national insurance and financial services holding company. Subject to the supervision of the Board of Directors and their Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at

[2]	MFS® is a registered trademark of Massachusetts Financial Services Company.

the annual rate of 0.455% of the Portfolio’s net assets. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. As of December 31, 2008, assets under management were approximately $747.0 billion.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board of Directors of the Series Fund. In addition, Templeton Counsel has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”) as an additional sub-adviser pursuant to an Investment Sub-Advisory Agreement between Templeton Counsel and Templeton Asia dated May 6, 2008. Templeton Counsel and Templeton Asia are each wholly owned, indirect subsidiaries of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton Counsel pays Templeton Asia seven-tenths of the compensation it receives from Mason Street Advisors. Mason Street Advisors does not pay Templeton Asia directly for its services. As of December 31, 2008, assets under management were over $19 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio and the Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price at the annual rate of 0.40% on the first $250 million of the Portfolio’s net assets, reduced to 0.375% on the next $250 million and to 0.35% on net assets in excess of $500 million. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2008, assets under management were approximately $276.3 billion.

Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, respectively, relating to the Series Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400

Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodians

The custodian for the Select Bond Portfolio and for the Balanced Portfolio with respect to its government bond holdings is Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258. The custodian for the International Equity and International Growth Stock, Emerging Markets and Research International Core Portfolios and for foreign securities held by the other Portfolios is Brown Brothers Harriman & Co., 70 Franklin Street, Boston, MA 02109. The custodian for domestic securities held by the other Portfolios is J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund and performs auditing services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

Templeton, Janus, PIMCO and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding certain of these proceedings is described in Appendix E. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser has stated that it is not currently subject to any legal or regulatory proceedings (including proceedings described in Appendix E), that would materially affect the sub-adviser’s ability to perform services for the Fund or the Portfolios or otherwise materially affect the Fund or the Portfolios.

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Funds’ Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner believed to be fair and reasonable by the investment adviser or sub-adviser. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Portfolio.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain brokers-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Although these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), not all of these services are necessarily useful and of value in managing a Portfolio.

Mason Street Advisors may enter into client commission arrangements with certain broker-dealers under which Mason Street Advisors may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing Mason Street Advisors with certain services that are eligible under Section 28(e).

During the years ended December 31, 2006, 2007 and 2008, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Portfolio	2008	2007	2006
Growth Stock Portfolio	$457,176	$514,147	$631,594
Focused Appreciation Portfolio	193,320	127,285	90,139
Large Cap Core Stock Portfolio	437,899	421,547	498,069
Large Cap Blend Portfolio	35,779	22,443	—
Index 500 Stock Portfolio	130,524	81,447	142,618
Large Company Value Portfolio	9,653	9,220	—
Domestic Equity Portfolio	437,747	332,958	258,130
Equity Income Portfolio	80,508	94,025	51,629
Mid Cap Growth Stock Portfolio	1,011,685	1,783,080	2,128,510
Index 400 Stock Portfolio	49,030	67,925	39,106
Mid Cap Value Portfolio	107,426	80,465	72,632
Small Cap Growth Stock Portfolio	1,559,127	2,395,168	1,820,124
Index 600 Stock Portfolio	12,688	13,863	—
Small Cap Value Portfolio	165,095	242,558	165,667
International Growth Portfolio	691,012	1,239,872	728,238
Research International Core Portfolio	106,948	75,745	—
International Equity Portfolio	214,821	739,753	632,326
Emerging Markets Equity Portfolio	302,561	256,966	—
Money Market Portfolio	0	0	0
Short-Term Bond Portfolio	2,571	407	—
Select Bond Portfolio	150,387	17,915	21,462
Long-Term U.S. Government Bond Portfolio	9,002	6,536	—
Inflation Protection Portfolio	135	0	—
High Yield Bond Portfolio	0	0	1,122
Multi-Sector Bond Portfolio	7,415	2,824	—
Balanced Portfolio	2,172,754	2,393,156	98,887
Asset Allocation Portfolio	304,424	383,789	266,946

During the prior three year period, the Directors of the Fund had authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with the following broker-dealers who are affiliates of the Fund, or affiliates of an affiliate of the Fund: J.P. Morgan Securities, Inc. (“J.P. Morgan”), an affiliate of American Century; Bear, Stearns & Co., Inc. (“Bear Stearns”), Cazenove Group (“Cazenove”), and Chase Investment Services (“Chase”), each an affiliate of J.P. Morgan; and Dresdner Kleinwort Securities, LLC (“Dresdner Kleinwort”), an affiliate of PIMCO. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. The following table shows the commissions paid by the Fund, in the aggregate, to J.P. Morgan, Bear Stearns, Cazenove, Chase, and Dresdner Kleinwort, as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions, for fiscal years ended 2006, 2007 and 2008:

Commissions Paid To	Dollar Amount of Commissions
	2006	2007	2008
J.P. Morgan	$190,009	$359,888	$382,192
Bear Stearns[3]	—	—	187,345
Cazenove	20,114	95,479	29,164
Chase	1,039	15,109	3,124
Dresdner Kleinwort	27,694	110,505	58,920

	Percentage of Aggregate Brokerage Commissions
	2006	2007	2008
J.P. Morgan	2.48%	3.18%	5.07%
Bear Stearns[3]	—	—	2.48%
Cazenove	0.26%	0.84%	0.39%
Chase	0.01%	0.13%	0.04%
Dresdner Kleinwort	0.36%	0.98%	0.78%

	Percentage of Aggregate Fund Transactions
	2006	2007	2008
J.P. Morgan	6.32%	0.26%	15.70%
Bear Stearns[3]	—	—	0.05%
Cazenove	0.01%	0.06%	0.01%
Chase	0.00%	5.98%	0.00%
Dresdner Kleinwort	0.03%	0.06%	0.05%

The charts below identify each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2008, and the value each Portfolio held of such securities as of December 31, 2008. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2008. Where the table indicates “NA,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2008 (though the Portfolio may have held as of December 31, 2008 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2008, (ii) one of the ten brokers or

[3]	JPMorgan Chase & Co. acquired The Bear Stearns Companies on May 30, 2008. Prior to this date, no affiliation between the Fund and Bear Stearns existed.

dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2008, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2008.

In 2008, the Index 500 Portfolio purchased securities of Bank of America, the Inflation Protection Portfolio purchased securities of Morgan Stanley, and the Balanced Portfolio purchased securities of Bank of America, Barclays, Credit Suisse, and JPMorgan Chase, each representing one of the respective Portfolio’s “regular brokers or dealers.” However, in each case, the Portfolio did not own the securities as of December 31, 2008. Except for the foregoing, if a Portfolio is not listed below, it did not purchase the securities of any of its “regular brokers or dealers” during 2008. The dollar values in the chart below are in thousands.

Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Large Cap Blend	Index 500 Stock
Bank of America	—	—	—	—	—
Barclays	—	—	—	—	—
Citigroup	—	—	1,120	—	5,599
Credit Suisse	—	—	—	—	—
Goldman Sachs	1,671	1,267	1,291	616	—
JPMorgan Chase	—	3,810	5,685	766	18,020
Lehman Brothers	—	—	—	—	—
Merrill Lynch	—	—	1,802	—	2,854
Morgan Stanley	—	—	—	—	2,608
UBS Securities	—	—	—	—	—

Broker	Large Company Value	Domestic Equity	Equity Income	Index 400 Stock	Small Cap Growth Stock
Bank of America	—	—	—	—	—
Barclays	—	—	—	—	—
Citigroup	331	—	421	—	—
Credit Suisse	—	—	—	—	—
Goldman Sachs	253	9,241	1,274	—	—
JPMorgan Chase	858	9,686	4,991	—	—
Lehman Brothers	—	—	—	—	—
Merrill Lynch	134	—	1,263	—	—
Morgan Stanley	152	—	—	—	—
UBS Securities	—	—	740	—	—

Broker	Research International Core	International Equity	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond
Bank of America	—	—	—	—	—
Barclays	—	—	—	—	—
Citigroup	—	—	201	10,685	705
Credit Suisse	—	—	224	8,981	774
Deutsche Bank	154	—	—	348	—
Goldman Sachs	—	—	1,403	3,446	355
JPMorgan Chase	—	—	247	7,706	18,563
Lehman Brothers	—	—	—	82	—
Merrill Lynch	—	—	243	6,307	421
Morgan Stanley	—	—	1,430	4,557	45
UBS Securities	290	14,681	1,603	2,393	—

Broker		International Growth	Inflation Protection	High Yield Bond	Multi-Sector Bond
Bank of America		—	—	—	—
Barclays		—	—	—	—
Citigroup		—	463	740	2,034
Credit Suisse		875	402	—	289
Deutsche Bank		—	—	—	—
Goldman Sachs		—	417	—	1,473
JPMorgan Chase		—	733	932	1,454
Lehman Brothers		—	295	—	592
Merrill Lynch		—	—	—	837
Morgan Stanley		—	—	—	859
UBS Securities		—	276	—	1,221

Broker	Balanced	Asset Allocation
Bank of America	—	—
Barclays	—	—
Citigroup	9,529	537
Credit Suisse	6,526	457
Deutsche Bank	462	26
Goldman Sachs	4,775	356
JPMorgan Chase	1,497	75
Lehman Brothers	47	5
Merrill Lynch	6,363	343
Morgan Stanley	4,098	268
UBS Securities	944	91

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (other than International Growth and the International Equity Portfolios), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of December 31, 2008, the Service Providers included those listed in Appendix G.

Holdings data of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio may also be disclosed by American Century Investment Management, Inc., the sub-adviser for the Portfolios, to RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) in its capacity as proxy service provider. Holdings data of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio may also be disclosed by American Century Investment Management, Inc. to FactSet Research Systems, Inc. in connection with conducting attribution analyses on the Portfolios. Holdings data of the Domestic Equity Portfolio and the Large Cap Blend Portfolio may also be disclosed by Capital Guardian Trust Company, the sub-adviser for the Portfolios, to Vestek Systems, Inc. in connection with conducting attribution analyses on the Portfolios and to Plexus Group, Inc. in connection with evaluating the quality and cost of trade execution of Portfolio transactions. The Portfolios have received assurances from American Century Investment Management, Inc. and Capital Guardian Trust Company that these vendors are subject to a duty of confidentiality.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes, requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of December 31, 2008 is included in Appendix G.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of December 31, 2008 is included in Appendix G.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s chief compliance officer and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s chief compliance officer to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s Directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The Directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s chief compliance officer pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Effective April 30, 2008, the Fund filed Articles of Amendment with the State of Maryland to change the name of several of its Portfolios, as follows: the name of the Franklin Templeton International Equity Portfolio was changed to the International Equity Portfolio, the name of the T. Rowe Price Small Cap Value Portfolio was changed to the Small Cap Value Portfolio, the name of the Capital Guardian Domestic Equity Portfolio was changed to the Domestic Equity Portfolio, the name of the AllianceBernstein Mid Cap Value Portfolio was changed to the Mid Cap Value Portfolio, the name of the Janus Capital Appreciation Portfolio was changed to the Focused Appreciation Portfolio, the name of the T. Rowe Price Equity Income Portfolio was changed to the Equity Income Portfolio, the name of the Capital Guardian Large Cap Blend Portfolio was changed to the Large Cap Blend Portfolio, the name of the American Century Large Company Value Portfolio was changed to the Large Company Value Portfolio, the name of the MFS® Research International Core Portfolio was changed to the Research International Core Portfolio, the name of the MFS® Emerging Markets Equity Portfolio was changed to the Emerging Markets Equity Portfolio, the name of the American Century Inflation Protection Portfolio was changed to the Inflation Protection Portfolio, the name of the PIMCO Long-Term U.S. Government Bond Portfolio was changed to the Long-Term U.S. Government Bond Portfolio and the name of the PIMCO Multi-Sector Bond Portfolio was changed to the Multi-Sector Bond Portfolio.

Each Portfolio is a diversified series of the Fund, except for the Index 400 Stock Portfolio, the Index 500 Stock Portfolio and the Index 600 Stock Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange; unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by a pricing service, which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, subject to review by the Adviser or Sub-Adviser. Fair valuation procedures may be used when no approved pricing service valuation is available, or when the valuation is questioned and the fair valuation is significantly different or impacts a Portfolio’s net asset value.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by the International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. This description of issues and practices for the International Growth, International Equity, the Research International Core and the Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration
Growth Stock	$19,884	2016
Focused Appreciation	3,503	2016
Large Cap Core Stock	94,178	2011-2016
Large Cap Blend	9,246	2016
Large Company Value Portfolio	3,845	2016
Domestic Equity	114,488	2016
Equity Income	2,147	2016
Small Cap Growth	89,244	2016
International Growth	22,220	2016
Research International Core	5,433	2016
Emerging Markets Equity	13,927	2016
Short-Term Bond	99	2015-2016
Select Bond	7,116	2014
Inflation Protection	272	2016
High Yield Bond	46,872	2009-2016
Balanced	83,295	2016
Asset Allocation	19,182	2016

The Index 500 Stock, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Index 600 Stock, Small Cap Value, International Equity, Money Market, Long-Term U.S. Government Bond, and Multi-Sector Bond Portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2008 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2009 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.nmfn.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2008.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Edward J. Zore 720 East Wisconsin Ave. Milwaukee, WI 53202 1945	Chairman of the Board	2000*	Chairman and Chief Executive Officer of Northwestern Mutual since 2009; President and Chief Executive Officer from 2001 to 2008. Trustee of Northwestern Mutual since 2000.	27	Manpower, Inc.; Trustee of Northwestern Mutual

Independent Directors
Michael G. Smith 720 East Wisconsin Ave. Milwaukee, WI 53202 1944	Director	2003*	Private investor. Prior to his retirement in 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	27	Trustee of The Ivy Family of Funds (2 registered investment companies - 29 portfolios), Director of the TDX Independence Funds, Inc. (5 portfolios), CTMG, Inc. and Cox Business School, Southern Methodist University

William A. McIntosh 720 East Wisconsin Ave. Milwaukee, WI 53202 1939	Director	1997*	Financial consulting. Adjunct Faculty Member, Howard University, Washington, D.C. from 1998 – 2004. Prior thereto, Division Head, U.S. Fixed Income Division of Salomon Brothers, an investment banking firm.	27	MGIC Investment Corporation

Miriam M. Allison 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006*	Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies. Prior thereto, founder, President, and CEO of Sunstone Financial Group, Inc.	27	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert H. Huffman III 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007*	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser. Prior thereto, Head of Fixed Income Sales, Midwest Region, for the Corporate and Investment Banking Division of Citigroup, Inc. (formerly Salomon Brothers).	27	N/A

Michael M. Knetter 720 East Wisconsin Ave. Milwaukee, WI 53202 1960	Director	2007*	Dean of University of Wisconsin-Madison School of Business since 2002. Prior thereto, Associate Dean of the MBA Program and Professor of International Economics for the Amos Tuck School of Business at Dartmouth College.	27	Trustee of the Neuberger Berman Family of Funds (11 registered investment companies – 61 portfolios), Wausau Paper Corp. and Great Wolf Resorts, Inc.

Officers
Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 1951	President	2008*	Vice President – Equities of Mason Street Advisors, LLC since 2008. Prior thereto, Managing Director – Head of Equities since 2002.	N/A	N/A

Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President – Accounting Policy of Northwestern Mutual since 2007. Prior thereto, Vice President of Investment Accounting, 2002-2007.	N/A	N/A

Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Vice President– Operations	2004*	Vice President – Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual.	N/A	N/A

William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 1956	Vice President– Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Vice President– Investments	1996*	President and Director of Mason Street Advisors, LLC since 2008; and Senior Vice President – Public Markets of Northwestern Mutual since 2009. Prior thereto, Managing Director – Head of Fixed Income of Mason Street Advisors, LLC since 2002.	N/A	N/A

David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President– Investments	2002*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Thomas A. Carroll 720 East Wisconsin Ave. Milwaukee, WI 53202 1954	Vice President– Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President– Investments	2003*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President– Investments	2006*	Managing Director/Director of Mason Street Advisors, LLC since 2002	N/A	N/A

R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2004; Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004; Senior Vice President of Enterprise Advisors/ Imagine Reinsurance from 2002-2003.	N/A	N/A

Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 1969	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2003; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kathleen M. Brooks 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Vice President– Investments	2007*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Mary R. Linehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President– Investments	2007*	Director of Mason Street Advisors, LLC since 2007; Fund Manager, Marshall and Ilsley Corp. from 2003-2007; prior thereto, Senior Analyst with Marshall and Ilsely Corp.	N/A	N/A

Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 1974	Chief Compliance Officer	2006*	Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004 - 2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004.	N/A	N/A

Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2006*	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Fund Services, Inc. (mutual fund service provider) from 1993 to 2004.	N/A	N/A

Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002.	N/A	N/A

*	Each of the directors will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or date of the director’s initial election or appointment as a director. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal. Notwithstanding the foregoing, the Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly board meeting in the following calendar year.

Mr. Zore is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser. Mr. Zore is also the Chairman and CEO of The Northwestern Mutual Life Insurance Company, and a director of Northwestern Mutual Wealth Management Company and Frank Russell Company, corporate affiliates of Northwestern Mutual Life Insurance Company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC (“Mason Street Advisors”) or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with Mason Street Advisors or Northwestern Mutual. The Independent Directors are included as named insureds under a directors and officers liability policy maintained by Northwestern Mutual Life Insurance Company for the benefit of the officers and directors of Northwestern Mutual and certain subsidiaries, and the directors of the Fund. No portion of the premium of the policy is paid by the Fund.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2009. All shares are owned of record.

GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	7,052,367	shares	2.5%
NML Variable Annuity Account B	133,738,078	shares	45.9%
NML Variable Annuity Account C	4,562,212	shares	1.6%
Northwestern Mutual Variable Life Account	145,070,034	shares	49.9%
Northwestern Mutual Variable Life Account II	334,183	shares	0.1%

Total	290,756,874	shares	100.0%

FOCUSED APPRECIATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	4,487,227	shares	3.1%
NML Variable Annuity Account B	87,424,424	shares	60.7%
NML Variable Annuity Account C	655,648	shares	0.5%
Northwestern Mutual Variable Life Account	50,327,653	shares	35.0%
Northwestern Mutual Variable Life Account II	1,044,751	shares	0.7%

Total	143,939,703	shares	100.0%

LARGE CAP CORE STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	7,827,642	shares	2.3%
NML Variable Annuity Account B	176,125,107	shares	50.3%
NML Variable Annuity Account C	6,425,320	shares	1.8%
Northwestern Mutual Variable Life Account	159,458,158	shares	45.5%
Northwestern Mutual Variable Life Account II	399,711	shares	0.1%

Total	350,235,938	shares	100.0%

LARGE CAP BLEND PORTFOLIO

General Account	25,623,724	shares	43.7%
NML Variable Annuity Account A	1,107,240	shares	1.9%
NML Variable Annuity Account B	31,598,930	shares	54.0%
NML Variable Annuity Account C	215,726	shares	0.4%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	58,545,620	shares	100.0%

INDEX 500 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	18,777,255	shares	3.0%
NML Variable Annuity Account B	319,144,986	shares	50.9%
NML Variable Annuity Account C	16,889,808	shares	2.7%
Northwestern Mutual Variable Life Account	271,144,399	shares	43.3%
Northwestern Mutual Variable Life Account II	814,216	shares	0.1%

Total	626,770,664	shares	100.0%

LARGE COMPANY VALUE PORTFOLIO

General Account	26,023,774	shares	47.7%
NML Variable Annuity Account A	2,880,048	shares	5.3%
NML Variable Annuity Account B	25,755,973	shares	46.9%
NML Variable Annuity Account C	226,917	shares	0.4%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	54,886,712	shares	100.0%

DOMESTIC EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	15,658,488	shares	3.5%
NML Variable Annuity Account B	277,615,326	shares	62.7%
NML Variable Annuity Account C	1,334,822	shares	0.3%
Northwestern Mutual Variable Life Account	147,226,742	shares	33.2%
Northwestern Mutual Variable Life Account II	1,190,901	shares	0.3%

Total	443,026,279	shares	100.0%

EQUITY INCOME PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,523,733	shares	4.8%
NML Variable Annuity Account B	113,549,045	shares	63.4%
NML Variable Annuity Account C	645,241	shares	0.4%
Northwestern Mutual Variable Life Account	55,526,894	shares	31.0%
Northwestern Mutual Variable Life Account II	819,377	shares	0.4%

Total	179,064,290	shares	100.00%

MID CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	11,951,304	shares	3.4%
NML Variable Annuity Account B	188,494,000	shares	53.2%
NML Variable Annuity Account C	13,643,010	shares	3.8%
Northwestern Mutual Variable Life Account	140,015,841	shares	39.5%
Northwestern Mutual Variable Life Account II	387,473	shares	0.1%

Total	354,491,628	shares	100.0%

INDEX 400 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,735,121	shares	2.5%
NML Variable Annuity Account B	176,306,316	shares	50.7%
NML Variable Annuity Account C	12,076,969	shares	3.5%
Northwestern Mutual Variable Life Account	149,496,317	shares	43.0%
Northwestern Mutual Variable Life Account II	922,345	shares	0.3%

Total	347,537,068	shares	100.0%

MID CAP VALUE PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	3,558,814	shares	3.8%
NML Variable Annuity Account B	56,190,002	shares	60.9%
NML Variable Annuity Account C	408,755	shares	0.4%
Northwestern Mutual Variable Life Account	31,975,422	shares	34.6%
Northwestern Mutual Variable Life Account II	316,623	shares	0.3%

Total	92,449,616	shares	100.0%

SMALL CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	6,222,995	shares	2.4%
NML Variable Annuity Account B	124,413,300	shares	48.1%
NML Variable Annuity Account C	8,097,832	shares	3.1%
Northwestern Mutual Variable Life Account	119,800,755	shares	46.3%
Northwestern Mutual Variable Life Account II	375,973	shares	0.1%

Total	258,910,855	shares	100.0%

INDEX 600 PORTFOLIO

General Account	20,361,433	shares	61.3%
NML Variable Annuity Account A	805,590	shares	2.4%
NML Variable Annuity Account B	11,933,422	shares	36.0%
NML Variable Annuity Account C	88,366	shares	0.3%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	33,188,811	shares	100.0%

SMALL CAP VALUE PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,602,764	shares	2.6%
NML Variable Annuity Account B	118,038,652	shares	55.9%
NML Variable Annuity Account C	577,926	shares	0.3%
Northwestern Mutual Variable Life Account	86,042,737	shares	40.8%
Northwestern Mutual Variable Life Account II	793,538	shares	0.4%

Total	211,055,617	shares	100.0%

INTERNATIONAL GROWTH PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	9,068,893	shares	4.0%
NML Variable Annuity Account B	144,983,721	shares	64.2%
NML Variable Annuity Account C	1,126,732	shares	0.5%
Northwestern Mutual Variable Life Account	70,332,236	shares	31.1%
Northwestern Mutual Variable Life Account II	536,925	shares	0.2%

Total	226,048,507	shares	100.0%

RESEARCH INTERNATIONAL CORE PORTFOLIO

General Account	36,581,553	shares	61.7%
NML Variable Annuity Account A	2,017,600	shares	3.4%
NML Variable Annuity Account B	20,650,144	shares	34.8%
NML Variable Annuity Account C	89,002	shares	0.1%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	59,338,299	shares	100.0%

INTERNATIONAL EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	23,819,696	shares	3.2%
NML Variable Annuity Account B	431,039,786	shares	57.1%
NML Variable Annuity Account C	19,609,028	shares	2.6%
Northwestern Mutual Variable Life Account	278,738,565	shares	36.9%
Northwestern Mutual Variable Life Account II	1,629,527	shares	0.2%

Total	754,836,602	shares	100.0%

EMERGING MARKETS EQUITY PORTFOLIO

General Account	52,197,447	shares	51.5%
NML Variable Annuity Account A	5,178,714	shares	5.1%
NML Variable Annuity Account B	43,783,105	shares	43.2%
NML Variable Annuity Account C	213,609	shares	0.2%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	101,372,875	shares	100.0%

MONEY MARKET PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	21,087,382	shares	3.1%
NML Variable Annuity Account B	454,094,353	shares	67.3%
NML Variable Annuity Account C	5,661,540	shares	0.8%
Northwestern Mutual Variable Life Account	192,021,451	shares	28.5%
Northwestern Mutual Variable Life Account II	2,057,363	shares	0.3%

Total	674,922,089	shares	100.0%

SHORT-TERM BOND PORTFOLIO

General Account	53,590,482	shares	68.5%
NML Variable Annuity Account A	2,877,385	shares	3.7%
NML Variable Annuity Account B	21,644,472	shares	27.7%
NML Variable Annuity Account C	42,135	shares	0.1%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	78,154,474	shares	100.0%

SELECT BOND PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	34,544,611	shares	4.0%
NML Variable Annuity Account B	662,439,422	shares	76.2%
NML Variable Annuity Account C	7,867,275	shares	0.9%
Northwestern Mutual Variable Life Account	163,759,654	shares	18.8%
Northwestern Mutual Variable Life Account II	1,134,879	shares	0.1%

Total	869,745,841	shares	100.0%

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

General Account	26,592,458	shares	33.8%
NML Variable Annuity Account A	4,588,141	shares	5.8%
NML Variable Annuity Account B	47,288,588	shares	60.2%
NML Variable Annuity Account C	128,618	shares	0.2%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	78,597,805	shares	100.0%

INFLATION PROTECTION PORTFOLIO

General Account	26,630,900	shares	35.4%
NML Variable Annuity Account A	4,702,254	shares	6.2%
NML Variable Annuity Account B	43,770,721	shares	58.2%
NML Variable Annuity Account C	166,738	shares	0.2%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	75,270,613	shares	100.0%

HIGH YIELD PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	12,234,788	shares	3.0%
NML Variable Annuity Account B	274,575,835	shares	68.4%
NML Variable Annuity Account C	5,020,235	shares	1.2%
Northwestern Mutual Variable Life Account	109,026,106	shares	27.1%
Northwestern Mutual Variable Life Account II	1,021,527	shares	0.3%

Total	401,878,491	shares	100.0%

MULTI-SECTOR BOND PORTFOLIO

General Account	55,315,601	shares	48.5%
NML Variable Annuity Account A	6,403,200	shares	5.6%
NML Variable Annuity Account B	52,032,715	shares	45.6%
NML Variable Annuity Account C	299,090	shares	0.3%
Northwestern Mutual Variable Life Account	—	shares	0.0%
Northwestern Mutual Variable Life Account II	—	shares	0.0%

Total	114,050,606	shares	100.0%

BALANCED PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	89,871,092	shares	5.2%
NML Variable Annuity Account B	1,395,561,837	shares	80.2%
NML Variable Annuity Account C	25,088,415	shares	1.4%
Northwestern Mutual Variable Life Account	230,060,966	shares	13.2%
Northwestern Mutual Variable Life Account II	251,482	shares	0.0%

Total	1,740,833,792	shares	100.0%

ASSET ALLOCATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,885,581	shares	2.4%
NML Variable Annuity Account B	199,017,017	shares	81.5%
NML Variable Annuity Account C	1,811,110	shares	0.7%
Northwestern Mutual Variable Life Account	37,408,674	shares	15.3%
Northwestern Mutual Variable Life Account II	218,754	shares	0.1%

Total	244,341,136	shares	100.0%

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2008, unless otherwise noted.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
R. David Ells	Asset Allocation Portfolio Select Bond Portfolio Balanced Portfolio Short-Term Bond Portfolio	1 registered investment company with $91 million in total assets under management	No other pooled investment vehicles	2 other accounts with $3.1 billion in total assets under management[1]

Patricia L. Van Kampen	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No registered investment companies	No other pooled investment vehicles	1 other account with $715 million in total assets under management[1]

William R. Walker[2]	Small Cap Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	1 registered investment company with $23 million in total assets under management	No other pooled investment vehicles	4 other accounts with $125 million in total assets under management[1]

Paul Rokosz2,*	Small Cap Growth Portfolio	No registered investment companies	No other pooled investment vehicles	4 other accounts with $96 million in total assets under management[1]

Thomas A. Carroll	International Growth Portfolio Asset Allocation Portfolio Balanced Portfolio	No registered investment companies	No other pooled investment vehicles	1 other account with $782 million in total assets under management[1]

Kathleen M. Brooks	International Growth Portfolio	No registered investment companies	No other pooled investment vehicles	2 other accounts with $252 million in total assets under management[1]

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David R. Keuler	Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	No registered investment companies	No other pooled investment vehicles	1 other account with $971 million in total assets under management[1]

Michael P. Johnson	Growth Stock Portfolio	No registered investment companies	No other pooled investment vehicles	3 other accounts with $649 million in total assets under management[1]

Curtis J. Ludwick	Mid Cap Growth Stock Portfolio	1 registered investment company with $121 million in total assets under management	No other pooled investment vehicles	1 other account with $452 million in total assets under management[1]

Mary R. Linehan	Large Cap Core Stock Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Andrew T. Wassweiler	Asset Allocation Portfolio High Yield Bond Portfolio Balanced Portfolio	1 registered investment company with $111 million in total assets under management	No other pooled investment vehicles	1 other account with $127 million in total assets under management[1]

Jill M. Grueninger	Asset Allocation Portfolio Mid Cap Growth Portfolio Balanced Portfolio	1 registered investment company with $121 million in total assets under management	No other pooled investment vehicles	3 other accounts with $599 million in total assets under management[1]

Gary P. Motyl[2]	International Equity Portfolio	3 registered investment companies with $5.48 billion in total assets under management	3 other pooled investment vehicles with $888.9 million in total assets under management	13 other accounts with $3.60 billion in total assets under management

Dr. Guang Yang[2]	International Equity Portfolio	2 registered investment companies with $730.6 million in total assets under management	2 other pooled investment vehicles with $76.0 million in total assets under management	9 other accounts with $333.3 million in total assets under management

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Darcy Kopcho**	Domestic Equity Portfolio	1 registered investment company with $230 million in total assets under management[3]	4 other pooled investment vehicles with $190 million in total assets under management[4]	18 other accounts with $1.53 billion in total assets under management, of which 1 other account (representing $130 million in total assets) charge an advisory fee based on the performance of the account[5]

Theodore R. Samuels	Domestic Equity Portfolio	9 registered investment companies with $1.7 billion in total assets under management[3]	10 other pooled investment vehicles with $1.52 billion in total assets under management[4]	267 other accounts with $13.55 billion in total assets under management, of which 2 other accounts (representing $0.96 billion in total assets) charge an advisory fee based on the performance of the account[5]

Todd S. James	Domestic Equity Portfolio	5 registered investment companies with $1.2 billion in total assets under management[3]	5 other pooled investment vehicles with $0.28 billion in total assets under management[4]	227 other accounts with $5.43 billion in total assets under management, of which 1 other account (representing $0.15 billion in total assets) charge an advisory fee based on the performance of the account[5]

Preston G. Athey[2]	Small Cap Value Portfolio	8 registered investment companies with $5.59 billion in total assets under management[6]	No other pooled investment vehicles	9 other accounts with $480 million in total assets under management

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian E. Rogers[2]	Equity Income Portfolio	14 registered investment companies with $20.21 billion in total assets under management[6]	2 other pooled investment vehicle with $687.2 million in total assets under management	9 other accounts with $511.2 million in total assets under management

Ron Sachs	Focused Appreciation Portfolio	17 registered investment companies with $14.2 billion in total assets under management	1 other pooled investment vehicle with $49.9 million in total assets under management	10 other accounts with $1.24 billion in total assets under management, includes 1 other account with $150.4 million in assets for which the advisory fee is based on the performance of the account

Phillip N. Davidson	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 million in total assets under management

Michael Liss	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 million in total assets under management

Kevin Toney	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 million in total assets under management

Terry Berkemeier	Large Cap Blend Portfolio	8 registered investment companies with $1.48 billion in total assets[3]	10 other pooled investment vehicles with $4.28 billion in total assets[4]	109 other accounts with $18.28 billion in total assets, in which 1 other account (representing $2.81 billion in total assets) charge an advisory fee based on the performance of the account[5]

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Samuels	Large Cap Blend Portfolio	9 registered investment companies with $1.95 billion in total assets[3]	10 other pooled investment vehicles with $1.52 billion in total assets[4]	267 other accounts with $13.55 billion in total assets, in which 2 other accounts (representing $0.96 billion in total assets) charge an advisory fee based on the performance of the account[5]

Eric H. Stern	Large Cap Blend Portfolio	11 registered investment companies with $2.09 billion in total assets[3]	11 other pooled investment vehicles with $4.33 billion in total assets[4]	120 other accounts with $24.14 billion in total assets, in which 14 other accounts (representing $6.56 billion in total assets) charge an advisory fee based on the performance of the account [5]

Alan J. Wilson	Large Cap Blend Portfolio	11 registered investment companies with $2.38 billion in total assets[3]	9 other pooled investment vehicles with $2.43 billion in total assets[4]	62 other accounts with $11.52 billion in total assets, in which 1 other account (representing $0.82 billion in total assets) charge an advisory fee based on the performance of the account[5]

Charles A. Ritter	Large Company Value Portfolio	10 registered investment companies with $2.5 billion in total assets	1 other pooled investment vehicle with $175.9 million in assets	3 other accounts with $124.5 million in total assets

Brendan Healy	Large Company Value Portfolio	10 registered investment companies with $2.5 billion in total assets	1 other pooled investment vehicle with $175.9 million in assets	3 other accounts with $124.5 million in total assets

Nicholas D. Smithie	Emerging Markets Equity Portfolio	5 registered investment companies with $1.0 billion in total assets	2 other pooled investment vehicles with $89.7 million in total assets	1 other account with $4.6 million in total assets

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Curtis A. Mewbourne	Multi-Sector Bond Portfolio	6 registered investment companies with $2.63 billion in total assets	18 other pooled investment vehicles with $1.8 billion in total assets	88 other accounts with $16.56 billion in total assets, includes 15 other accounts (representing $3.46 billion in total assets) charge an advisory fee based on the performance of the account

Jose Luis Garcia	Research International Core Portfolio Emerging Markets Equity Portfolio	13 registered investment companies with $7.9 billion in total assets	2 other pooled investment vehicles with $422.1 million in total assets	3 other accounts with $98.3 million total assets

Thomas Melendez	Research International Core Portfolio	6 registered investment companies with $6.2 billion in total assets	1 other pooled investment vehicle with $399.2 million in total assets	No other accounts

Brian Howell	Inflation Protection Portfolio	16 registered investment companies with $7.8 billion in total assets	1 other pooled investment vehicle with $32.5 million in assets	No other accounts

Jim Platz	Inflation Protection Portfolio	16 registered investment companies with $7.8 billion in total assets	1 other pooled investment vehicle with $32.5 million in assets	No other accounts

Robert V. Gahagan	Inflation Protection Portfolio	18 registered investment companies with $9.97 billion in total assets	1 other pooled investment vehicle with $32.5 million in total assets	No other accounts

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Rodosky	Long-Term U.S. Government Bond Portfolio	6 registered investment companies with $6.73 billion in total assets	3 other pooled investment vehicles with $1.26 billion in assets, includes 1 other pooled investment vehicle (representing $630.18 million in assets) charges an advisory fee based on the performance of the account	73 other accounts with $25.06 billion in total assets, includes 6 other accounts (representing $2.17 billion in assets) charge an advisory fee based on the performance of the account

[1]	These accounts consist of accounts of MSA’s parent and its affiliates. The assets under management reflect only those assets or the account(s) for which the portfolio manager is responsible.

[2]

The various pooled investment vehicles and other accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

[3]	Assets noted represent the total assets of registered companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[5]

Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. Reflects other professionally managed accounts held a Capital Guardian or companies affiliated with it. Personal brokerage accounts of the portfolio manager and his or her family are not reflected.

[6]	The information does not include the Fund or any Portfolio. Total assets are based on T. Rowe Price internal records.

*	Information is as of March 31, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

**	Information is as of February 28, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

Compensation of Portfolio Managers

Mason Street Advisors. Mason Street Advisors has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of Mason Street Advisors and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of Mason Street Advisors.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, length of service, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

American Century Investment Management, Inc. As of October 31, 2008, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers’ compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one– and three–year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Capital Guardian. At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for the Large Cap Blend Portfolio include the S&P 500® Index and a customized Growth and Income index based on the Lipper Growth and Income Index. The benchmarks used to measure performance of the portfolio managers for the Domestic Equity Portfolio include the Russell 1000® Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

Janus Capital. The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2008. The portfolio manager is compensated for managing the Focused Appreciation Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI’s”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five- year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large Cap Growth Funds.

Massachusetts Financial Services Company (MFS®). Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus. Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

With respect to Mr. Garcia, performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Lipper® Latin America Funds
Lipper® Variable International CoreGrowth Funds
Standard & Poor’s® Latin America SmallCap Index
Lipper® Global Large-Cap Value Funds
Lipper® Variable International Growth Funds
Lipper® Emerging Market Funds
Lipper® International Multi-Cap Core Funds
MSCI® Emerging Markets Latin America Index
MSCI EAFE® Index
JPMorgan® Global Government Bond Index
Standard & Poor’s® EMI Latin American

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manger contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

With respect to Mr. Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

With respect to Mr. Smithie, performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Lipper® Emerging Markets Funds
Lipper® Global Growth Funds
MSCI® World Index
Lipper® Global Large-Cap Growth Funds
MSCI® Emerging Markets Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Pacific Investment Management Company LLC (PIMCO). PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connections with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in other investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk adjusted terms. Relative performance and risk adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors and the sub-advisors seek to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Fund Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors and the sub-advisors seek to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors and each sub-advisor, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors and the sub-advisors have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors, the sub-advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager as of December 31, 2008, except as otherwise noted.

Portfolio	Portfolio Manager(s)	Dollar Range of Ownership of Securities[7]
Growth Stock Portfolio	David R. Keuler	B
	Michael P. Johnson	C
Focused Appreciation Portfolio	Ron Sachs	A
Large Cap Core Stock Portfolio	Mary R. Linehan	B
Large Cap Blend Portfolio	Terry Berkemeier	A
	Theodore R. Samuels	A
	Eric H. Stern	A
	Alan J. Wilson	A
Index 500 Stock Portfolio	Patricia L. Van Kampen	C
Large Company Value Portfolio	Charles A. Ritter	A
	Brendan Healy	A

Portfolio	Portfolio Manager(s)	Dollar Range of Ownership of Securities[7]
Domestic Equity Portfolio	Darcy Kopcho*	A
	Theodore Samuels	A
	Todd S. James	A
Equity Income Portfolio	Brian E. Rogers	A
Mid Cap Growth Stock Portfolio	Curtis J. Ludwick	D
	Jill M. Grueninger	E
Index 400 Stock Portfolio	Patricia L. Van Kampen	A
Mid Cap Value Portfolio	Phillip N. Davidson	A
	Michael Liss	A
	Kevin Toney	A
Small Cap Growth Stock Portfolio	William R. Walker	D
	Paul Rokosz**	A
Index 600 Stock Portfolio	Patricia L. Van Kampen	A
Small Cap Value Portfolio	Preston G. Athey	A
International Growth Portfolio	Thomas A. Carroll	A
	Kathleen M. Brooks	A
Research International Core Portfolio	Jose Luis Garcia	A
	Thomas Melendez	A
International Equity Portfolio	Gary P. Motyl	A
	Dr. Guang Yang	A
Emerging Market Equity Portfolio	Nicholas D. Smithie	A
	Jose Luis Garcia	A
Short-Term Bond Portfolio	R. David Ells	A
Select Bond Portfolio	R. David Ells	A
Long-Term U.S. Government Bond Portfolio	Stephen Rodosky	A
Inflation Protection Portfolio	Brian Howell	A
	Jim Platz	A
	Robert V. Gahagan	A
High Yield Bond Portfolio	Andrew T. Wassweiler	A
Multi-Sector Bond Portfolio	Curtis A. Mewbourne	A
Balanced Portfolio	David R. Keuler	C
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

Portfolio	Portfolio Manager(s)	Dollar Range of Ownership of Securities[7]
Asset Allocation Portfolio	David R. Keuler	A
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

[7]	Key to Dollar Ranges:
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000
*	Information as of February 28, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.
**	Information as of March 31, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

APPENDIX E - Legal Proceedings

Janus Capital

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini et al. v. Janus Investment Fund et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins et al., v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC, Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“WV Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Pacific Investment Management Company LLC

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of American L.P.) (PIMCO’s parent company), and certain of their affiliates, trustees, and employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares during specified periods, or as derivative actions. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005, entered into with the derivative and class action plaintiffs, PIMCO, certain trustees and employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions.

Two nearly identical class action complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences. However, PIMCO and AGI believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGI’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Templeton

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12-b1 plans, and/or attorney’s fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

APPENDIX F – Proxy Voting Policies and Procedures

Mason Street Advisors, LLC

Proxy Voting Policies and Procedures

(last amended August 2007)

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic equity securities. The complete Guidelines were developed and are maintained by Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers1 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally nonvoting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. The Committee members are appointed by MSA’s President from time to time, and serve at the discretion of the President.

Proxy Voting Procedures

A. Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

[1]	All references to portfolio managers includes analysts who may be assigned responsibility to vote proxies for certain issuers.

MSA’s Equity Trading Department sends equity holdings lists to ISS on a weekly basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA. MSA’s Equity Trading Department in turn forwards each portfolio manager a weekly report from ISS which summarizes all upcoming proxy votes and current ISS recommendations for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser.

B. Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C. Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

•

Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[2], who also serves as a director of a public company or a member of the company’s management.

[2]	The Northwestern Mutual Life Insurance Company, MSA’s parent company,

•

Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D. Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Head of MSA Fixed Income Investments who will review the recommendation to determine whether a conflict of interest exists.3 In addition, the portfolio manager will disclose any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Head of MSA Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

[3]

Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Head of MSA Fixed Income Investing or, if the conflict involves the Head of MSA Fixed Income Investing, to the Committee.

US Proxy Voting Guidelines Summary

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

Tenure of the audit firm

Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

Length of the rotation period advocated in the proposal

Significant audit-related issues

Number of audit committee meetings held each year

Number of financial experts serving on the committee

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

Insiders and affiliated outsiders on boards that are not at least majority independent

Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a

CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

Global Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrong doing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and sharebased components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES

American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

General Principles

In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A. Routine Matters

1.	Election of Directors

a.

Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

d.	Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.	Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.	Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

B.	Equity-Based Compensation Plans

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Adviser will generally vote against the adoption of plans or plan amendments that:

•	provide for immediate vesting of all stock options in the event of a change of control of the company (see “Anti-Takeover Proposals” below);

•

reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.

C.	Anti-Takeover Proposals

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.	Cumulative Voting

The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

3.	Indemnification

The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.	Directors’ Stock Options Plans

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

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Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of November 21, 2007.

JANUS CAPITAL MANAGEMENT LLC

Proxy Voting Procedures

February 2009

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of Institutional Shareholder Services Inc. (also known as the ISS Governance Services unit of RiskMetrics Group) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers4 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the

[4]	All references to portfolio managers include assistant portfolio managers.

manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2009

Janus Capital Management LLC

Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services Inc. (also known as the ISS Governance Services unit of RiskMetrics Group) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

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are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

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are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

25.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

26.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

27.	Janus will generally oppose proposals for different classes of stock with different voting rights.

28.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

29.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

30.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

31.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

32.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

33.	Janus will evaluate plans of reorganization on a case-by-case basis.*

34.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

35.	Janus will generally vote in favor of proposals regarding changes in company name.

36.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

37.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

38.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

39.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

40.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

41.	Janus will generally vote in favor of proposals to require that voting be confidential.

42.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

43.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

44.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

45.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

46.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.6 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

[6]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PIMCO

PROXY VOTING POLICY AND PROCEDURES8

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)9. PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients10. These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations11.

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures12.

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

[8]	Revised as of May 7, 2007.

[9]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[10]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

[11]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[12]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict[1][3];

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

[13]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[14] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[15]

4.	The issuer is a significant executing broker dealer; [16]

[14]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[15]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[16]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

5.	An Access Person[17] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[18] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

[17]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[18]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.
As of January 15, 2009

FRANKLIN TEMPLETON INVESTMENTS (ASIA) LIMITED

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Investments (Asia) Limited (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[19] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[20]

4.	The issuer is a significant executing broker dealer; [21]

5.	An Access Person[22] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[23] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

[19]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[20]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[21]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

[22]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[23]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function.

All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers, (with respect to the Portfolio(s) for which they provide services) for the Fund

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) in its capacity as proxy service provider for Mason Street Advisors, LLC

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services

•

FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P., Reuters Group PLC and Bear Sterns Pricing Direct Inc. in their capacity as provider of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	FactSet Research Systems, Inc. and Lipper, Inc. in connection with conducting attribution analyses on the Mason Street Advisors, LLC advised equity Portfolios

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•	The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period

•	Pricewaterhouse Coopers LLP in its capacity as independent auditors for the Fund, at the Fund’s semi-annual and annual periods, generally within two weeks following the end of the each such period

•

Abel/Noser Corporation in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios, on a monthly basis, provided the day following the close of each such monthly period

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period

Investment Professionals

The following Investment Professionals have access to portfolio holdings information on an ongoing basis, updated monthly, generally within one week following each month end:

ABN AMRO	Ixis Securities
ABG Sundal Collier	Janco Partners, Inc.
AG Edwards & Sons, Inc.	Jefferies
Agency Trading Group Inc.	JPMorgan
Alberts Investment Management Inc.	KBC Financial Products
Arbor Research	Kaufman Bros., L.P.
Auerbach Grayson & Company, Inc.	Keefe Bruyette & Woods, Inc.
Banc of America Securities LLC	Kepler Securities
Barclays Bank, PLC	Lazard Capital Markets
BB&T Corporation	Legg Mason Wood Walker
Bears Stearns & Co., Inc.	Lehman Brothers
Blaylock & Partners, L.P.	Loop Capital Markets
BMO Nesbitt Burns	MF Global Markets Limited
BNP Paribas Securities Corp.	MacQuarie Securities USA, Inc.
Brean Murray, Carret & Co., LLC	Maxcor Financial Group, Inc.
BroadPoint Capital Inc.	McDonald Investments, Inc.
Cantor Fitzgerald	Merrill Lynch & Co., Inc.
Carnegie Inc.	Mesirow Financial
Castleoak Securities LP	Miller Tabak Roberts Securities, LLC
Cheuvreux Securities	Mizuho Securities USA, Inc.
CIBC World Markets	Morgan Keegan and Company, Inc.
Citigroup Global Markets, Inc.	Morgan Stanley & Co., Incorporated
CLSA	Murphy & Durieu
Craig-Hallum Capital Group LLC	National Bank of Canada
Credit Suisse First Boston, LLC	Nollenberger Capital Partners Inc.
CRT Capital Group, LLC	Nordic Partners, Inc.
Daiwa Securities America Inc.	Oddo Securities
Davy Securities	Off the Record Research
Descap Securities, Inc.	Raymond James & Associates Inc.
Deutsche Bank Securities Inc.	RBC Securities Financial Group
Dresdner Kleinwort Benson	Redburn Partners LLP
E*Trade	Robert W. Baird & Company Inc.
Enskilda Securities	Ryan Beck & Co.
ESN North America Inc.	Sanford C. Bernstein Co., LLC
Exane, Inc.	Santander Securities
First Albany Capital, Inc.	SG Americas Securities, LLC
First Analysis Group	Simmons & Company International
Fortis Securities, LLC	Southwest Securities, Inc.
FTN Financial Securities Corp.	Stephens Inc.
FTN Midwest Securities, Inc.	Stifel, Nicolaus & Company, Inc.
Goldman Sachs Group, Inc.	Stone & Youngberg LLC
Greenwich Capital Markets, LLC	SunTrust Robinson Humphrey
Guggenheim Capital Markets, LLC	Swedbank First Securities, LLC
Handelsbanken Markets Securities, Inc.	Thomas Weisel Partners
Harris Nesbitt Corp.	UBS Securities, LLC
HSBC Securities (USA) Inc.	Wachovia Capital Markets, LLC
HVB Capital Markets, Inc.	William Blair & Company
ICP Securities LLC	Williams Capital Group L.P.
Intermonte Securities (US), LLC	WR Hambrecht & Co.
Investec Securities	Wunderlich Securities, Inc.

Lending Parties

The following Lending Parties have access to portfolio holdings information on an ongoing basis, generally updated daily, based on the requirements of the securities lending programs utilized on behalf of the Portfolios:

Banc of America Securities LLC

Citigroup Global Markets, Inc.

Credit Suisse First Boston, LLC

Deutsche Bank Securities

Goldman Sachs

Greenwich Capital

JP Morgan Securities

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Incorporated

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2009

NORTHWESTERN MUTUAL

SERIES FUND, INC.

Consisting of

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

INDEX 500 STOCK PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SELECT BOND PORTFOLIO

HIGH YIELD BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2009. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This Statement of Additional Information relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended December 31, 2008. See “Financial Statements.” No other information is incorporated by reference.

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INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s investment objective and policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400 and Index 500 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.

Fundamental Policies. The following investments are designated as fundamental policies.

1.	Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio and the Index 400 Stock Portfolio, will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with industry classifications published by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.)

2.	Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolio’s policies regarding the lending of portfolio securities are described elsewhere in this Statement of Additional Information (“SAI”). The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.	Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. (Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)

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4.	Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.	Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit a Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC, so long as such activities do not cause it to violate its operating policy prohibiting the Portfolio from being deemed a commodity pool.).

6.	Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.	Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.	Diversification. All of the Portfolios, except the Index 500 Stock Portfolio and Index 400 Stock Portfolio, shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Portfolio and Index 400 Stock Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code discussed in this SAI under “Taxes.”

For purposes of applying Fundamental Investment Restriction number 1, above, the Fund will apply its concentration limitation in a manner that captures the Fund’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.

Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Index 500 Stock Portfolio and the Index 400 Stock Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase

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agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2.	Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and (b) for the Small Cap Value Portfolio and the Equity Income Portfolio only, securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc., and (c) for the Mid Cap Value Portfolio only, pursuant to an exemptive order obtained by J.P. Morgan Chase & Co. (“JPM”), American Century Companies, Inc. (“ACC”) and certain ACC affiliates, permitting certain investment company clients of American Century Investment Management, Inc. such as the Mid Cap Value Portfolio, sub-advised by American Century Investment, Inc. to engage in certain transactions that could otherwise be restricted under provisions of the 1940 Act as a result of JPM’s ownership of more than 5% of the voting securities of ACC.

3.	Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4.	Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5.	Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

6.	Commodities. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

7.	Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. Each Portfolio intends to limit repurchase agreements to

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transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Derivative Securities

To the extent permitted by its investment objectives and policies, each Portfolio may invest in derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor’s Depositary Receipts, also known as “SPDRs”, track the price performance and dividend yield of the S&P Index by providing a stake in the

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stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolios may also use derivative securities for non-hedging purposes, such as seeing to enhance return.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;

•

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment.

The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the creditworthiness of the issuer on which the credit derivative is based is not correctly evaluated. The Adviser, through its internal risk management processes, monitors counterparty risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one counterparty, where feasible and appropriate.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio covers the transaction in accordance with the requirements described above under the heading “Investment Restrictions – Senior Securities.”

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The following sections provide more detailed information about certain types of derivatives in which one or more of the Portfolios may invest.

Swap Agreements and Options on Swap Agreements

Each Portfolio, consistent with its investment objective and policies, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, as well as caps, floors, credit default swaps and total return swaps. To the extent a Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, to gain exposure to certain markets, securities or asset classes in the most economical way possible, to create synthetic securities, to synthetically capture the performance of an index or to structure transactions designed for other purposes consistent with a Portfolio’s investment strategy.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates or return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, security or in a ‘basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

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Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio may also enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

A Portfolio may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront

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payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. In the event that a credit default swap in closed via physical settlement, instability in the market could impact the ability of the Portfolio to fulfill its obligation to deliver the underlying debt securities to the seller of the credit default swap. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional risks such as liquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark’ cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into offsetting positions, with a value of least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. This may be hard to do because swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and therefore subject to a Portfolio’s limitation on investing in illiquid securities. Since swap agreements may be illiquid they may be more difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is a continuously evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Financial Futures And Forward Contracts

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make

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additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers.

Under exemptive regulations adopted by the CFTC, each of the Portfolios will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The CEA defines the term “commodity pool operator” to mean “any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility.” The Portfolios have claimed an exclusion from the “commodity pool operator” definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as “commodity pool operators.”

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of the futures contract.

The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation

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limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

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Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective. The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio’s

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commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios’ ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Federal Income Tax Treatment Regarding Futures Contracts. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract, whether realized or unrealized, is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a “mixed straddle”, the recognition of losses may be deferred to a later taxable year.

In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities). Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is expected to be treated as gain from the sale of securities and therefore is qualifying income.

Options on Securities and Foreign Currencies

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly, and on security, commodity or other indexes.

A put option written by a Portfolio is “covered” if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same

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principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

The Portfolios also may write call options that are not covered for cross hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the

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following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines to a price below the exercise price, a Portfolio may close the position or the Portfolio may be required to buy the security at the exercise price. In either case, the gain or loss on the transactions will be determined by the premium received when the put option was written minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

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Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios’ custodian.

The Portfolios also may write call options on foreign currencies for cross hedging purposes. A call option on a foreign currency is for cross hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

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Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios.

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The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through security are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and

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credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the new government senior preferred shares. The U.S. Treasury also instituted a new secured lending credit facility, which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by FNMA and FHLMC, through December 31, 2009. No assurances can be given that the U.S. Treasury initiatives will be successful.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in

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the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

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In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

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CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

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For both CBOs and CLOs, the cashflows from the trust are split into two and more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on a type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in COs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

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Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owned to the creditor by the debtor on his or her credit-card.

Future Developments

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

Adjustable Rate Securities (Including Variable Rate Securities)

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission Rule 2a-7 under the 1940 Act that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.

The Money Market Portfolio may invest in certain short-term variable rate securities that give the investor the right to extend the maturity date. The Money Market Portfolio may elect to extend the maturity of such securities to the extent the adjusted maturity does not exceed 397 days from the date of

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such election. Pursuant to Rule 2a-7, such securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Portfolio may invest up to 10% (without limit for the High Yield Bond Portfolio and Select Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

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Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectus.

Short Sales

The Portfolios may engage in short sales. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales involve the same fundamental risk as short sales against the box, as described in the paragraph below. In addition, short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. To the extent a Portfolio engages in short sales, it may incur interest and/or dividend expense. A Portfolio’s ability to use short sales may be further restricted by the Adviser’s imposition of a limit on the amount of interest expense to be incurred by a Portfolio. The total market value of all of a Portfolio’s short sale positions will not exceed 5% of its net assets. This limitation on short sale positions does not include, or apply to, other instruments in which a Portfolio may invest (e.g., derivative contracts, inverse ETFs or hybrid instruments) which may produce investment results that are economically similar to short sales.

Each Portfolio may also engage in “short sales against the box.” This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also

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include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Inverse Floaters” below for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Preferred Stocks

Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

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Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Reverse Convertible Notes

The Portfolios may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

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In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

High Yield, High Risk Bonds

Each of the Portfolios, except the Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but is not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Auction Rate Securities

Each Portfolio, other than the Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the "clearing rate". This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

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•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed”. In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies an instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate

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to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-liked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

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Investors in a Portfolio will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the Portfolio’s portfolio. An investment in a Portfolio may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Inverse Floaters

Each Portfolio may hold inverse floaters, if consistent with their respective investment objectives and strategies. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)	Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)	Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of

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corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

TracersSM/TrainsSM

The Fixed Income Portfolios may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the Portfolios to be more diversified by owning a single security.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placements and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Loans and Other Direct Debt Instruments

Each of the Portfolios may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or

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lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Firm Commitment Agreements and “When Issued” Securities

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

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A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price—and all the rights and risks of ownership of the securities—accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio.

Eurodollar Certificates of Deposit

Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings

A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such

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securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% of its total assets in securities deemed to be illiquid, which may include private placement transactions. For the Money Market Portfolio, the limit is 10%. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio’s Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Securities Lending

Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Portfolio’s investment adviser (or its Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or

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regulations. The presence of an issuer or security on the restricted list of a Portfolio’s investment adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Foreign Securities Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

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Currency Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign interest rates To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Initial Public Offerings

Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

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Portfolio Turnover

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. It is anticipated that the portfolio turnover rate for the Mid Cap Value Portfolio will be higher on a going forward basis than in prior years, due to the investment strategies employed by the Portfolio’s new sub-adviser.

For periods ending 2007 and 2008, the portfolio turnover rates were:

Portfolio Turnover Rate	2007	2008
Growth Stock	36.62%	38.18%
Focused Appreciation	57.89%	67.79%
Large Cap Core Stock	43.86%	50.12%
Index 500 Stock	4.44%	4.10%
Domestic Equity	38.86%	60.11%
Equity Income	41.94%	28.82%
Mid Cap Growth Stock	66.20%	43.67%
Index 400 Stock	24.49%	15.94%
Mid Cap Value	41.37%	50.78%
Small Cap Growth Stock	143.29%	146.28%
Small Cap Value	33.39%	22.94%
International Growth	105.82%	134.71%
International Equity	15.70%	2.98%
Select Bond	104.07%	85.39%
High Yield Bond	61.65%	43.30%
Balanced	106.64%	68.34%
Asset Allocation	85.44%	74.22%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Select Bond, Balanced, and Asset Allocation Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

•	Student Loan Marketing Association,

•	Federal Home Loan Banks,

•	Federal Intermediate Credit Banks and

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•	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Municipal Bonds

A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

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The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio would be affected. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight de posits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on

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interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

MANAGEMENT OF THE FUND

General

The Board of Directors of the Fund is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. Information about the Directors and Officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

An Audit Committee, a Nominating Committee and an Investment Oversight Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund’s financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when, in its judgment, such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. The Investment Oversight Committee oversees the relationship of the Fund with the Adviser and the Sub-Advisers by overseeing the advisory and sub-advisory contract review process and helping to ensure that the best interests of the Fund and its shareholders are served by the terms of each such contract. As of December 31, 2008, the Audit, Nominating and Investment Oversight Committees were comprised of Ms. Allison and Messrs. Huffman, Knetter, McIntosh and Smith, each of whom is not an “interested person” of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended December 31, 2008. The Nominating Committee meets when necessary to consider the nomination of new Directors. No meetings of the Nominating Committee were held in the fiscal year ended December 31, 2008. The Investment Oversight Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2008.

Codes of Ethics

The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreements

On an annual basis, the Directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street

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Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund's annual and semi-annual shareholder reports.

Compensation of Officers and Directors

The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. During fiscal year 2008, Mason Street Advisors, LLC, the investment advisor to the Fund, paid the Independent Directors for their services as Directors of the Fund, a total of $85,000 per year, consisting of a $53,000 retainer and $32,000 in meeting fees. Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February.

The table below sets forth the compensation paid to the Directors of the Fund during the 2008 fiscal year.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Series Fund Registrant and Fund Complex Paid to Directors in 2008
Interested Director
Edward J. Zore, Director	None	None	None	None

Independent Directors
Miriam M. Allison, Director	None	None	None	$85,000

Robert H. Huffman III, Director	None	None	None	$85,000

Michael M. Knetter, Director	None	None	None	$85,000

William A. McIntosh, Director	None	None	None	$85,000

Michael G. Smith, Director	None	None	None	$85,000

Effective in 2009, Board compensation shall consist of a retainer of $53,000 and per meeting fees of $8,000, for a total annual compensation of $85,000.

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Directors’ Holdings

The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings as of December 31, 2008, of the independent and interested directors. These holdings are indirect, based on investments in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company. In addition, the amount owned by the directors and officers as a group is less than 1% of the Fund. The independent directors would no longer be considered independent if they were to invest in variable annuity contracts and variable life policies issued by Northwestern Mutual (and thereby indirectly invest in the Portfolios).

	Smith	McIntosh	Allison	Huffman	Knetter	Zore*
Aggregate Holdings, All Portfolios	NONE	NONE	NONE	NONE	NONE	OVER $100,000
Growth Stock Portfolio	None	None	None	None	None	None
Focused Appreciation Portfolio	None	None	None	None	None	None
Large Cap Core Stock Portfolio	None	None	None	None	None	None
Index 500 Stock Portfolio	None	None	None	None	None	Over $100,000
Domestic Equity Portfolio	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None
Mid Cap Growth Stock Portfolio	None	None	None	None	None	Over $100,000
Index 400 Stock Portfolio	None	None	None	None	None	Over $100,000
Mid Cap Value Portfolio	None	None	None	None	None	None
Small Cap Growth Stock Portfolio	None	None	None	None	None	None
Small Cap Value Portfolio	None	None	None	None	None	None
International Growth Portfolio	None	None	None	None	None	None
International Equity Portfolio	None	None	None	None	None	Over $100,000
Money Market Portfolio	None	None	None	None	None	None
Select Bond Portfolio	None	None	None	None	None	None
High Yield Bond Portfolio	None	None	None	None	None	$10,001- $50,000
Balanced Portfolio	None	None	None	None	None	None
Asset Allocation Portfolio	None	None	None	None	None	None

*	Mr. Zore is an Interested Director, as described in the “Management of the Fund - General” section.

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OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable life insurance policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2009.

The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Mason Street Advisors and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the “Agreements”). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

For acting as investment adviser and for providing such services and paying such expenses Mason Street Advisors is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, for its services as investment advisor to the Fund.

Name of Portfolio	2008	2007	2006
Growth Stock Portfolio	$2,553,250	$3,150,070	$2,970,468
Focused Appreciation Portfolio	1,807,963	1,349,021	1,060,679
Large Cap Core Stock Portfolio	1,940,433	2,365,714	2,176,507
Index 500 Stock Portfolio	3,399,497	4,271,555	3,904,390
Domestic Equity Portfolio	2,072,351	2,511,555	1,898,626
Equity Income Portfolio	1,215,933	1,460,009	1,030,144
Mid Cap Growth Stock Portfolio	5,355,129	6,451,431	6,367,740
Index 400 Stock Portfolio	1,152,682	1,426,843	1,296,079
Mid Cap Value Portfolio	846,209	1,203,597	959,580

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Name of Portfolio	2008	2007	2006
Small Cap Growth Stock Portfolio	2,282,863	2,933,027	2,852,064
Small Cap Value Portfolio	2,621,643	2,986,778	2,411,883
International Growth Portfolio	1,854,248	2,123,588	1,549,674
International Equity Portfolio	8,780,948	10,407,309	8,663,137
Money Market Portfolio	1,620,124	1,265,590	1,105,835
Select Bond Portfolio	3,402,348	3,048,972	2,527,449
High Yield Bond Portfolio	1,202,993	1,316,710	1,175,924
Balanced Portfolio	7,505,071	8,833,417	8,655,900
Asset Allocation Portfolio	1,235,330	1,420,350	1,398,805

With respect to certain Portfolios, Mason Street Advisors has contractually agreed to waive its advisory fees and to absorb certain other operating expenses to the extent necessary so that total operating expenses for such Portfolios do not exceed the amounts reflected in the following table. Each such agreement is in effect until April 30, 2010, and may be terminated at any time thereafter.

Portfolio
Focused Appreciation	0.90%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Small Cap Value	1.00%
International Growth	1.10%
Asset Allocation	0.75%

In addition, Mason Street Advisers has agreed to waive its management fee with respect to (1) the International Equity Portfolio effective November 16, 2006, such that the management fee is 0.80% on the first $50 million of assets, 0.60% on assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion and 0.51% on assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006), and (2) the Asset Allocation Portfolio, such that the management fee is 0.55% on the first $100 million of assets, 0.45% on assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million, each until April 30, 2010.

Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreements.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Mid Cap Value Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. It is responsible for managing the investments of the Mid Cap Value Portfolio and directing the purchase and sale of their investment securities. For the services provided for the Mid Cap Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.57% on the first $50 million, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million and 0.40% on assets in excess of $500 million. As of December 31, 2008, assets under management were approximately $70.2 billion.

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Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets with a market value of $100 million or less, and 0.275% on assets in excess of $100 million. A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates. As of December 31, 2008, assets under management were approximately $64.5 billion.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, Mason Street Advisors pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. As of December 31, 2008, assets under management for Janus Capital Group, Inc. (parent of Janus Capital) were approximately $123.5 billion.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board of Directors of the Series Fund. In addition, Templeton Counsel has appointed Franklin Templeton Investments (Asia) Limited (“Templeton Asia”) as an additional sub-adviser pursuant to an Investment Sub-Advisory Agreement between Templeton Counsel and Templeton Asia dated May 6, 2008. Templeton Counsel and Templeton Asia are each wholly owned, indirect subsidiaries of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. Templeton Counsel pays Templeton Asia seven-tenths of the compensation it receives from Mason Street Advisors. Mason Street Advisors does not pay Templeton Asia directly for its services. As of December 31, 2008, assets under management were over $19 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio and the Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price at the annual rate of 0.40% on the first $250 million of the Portfolio’s net assets, reduced to 0.375% on the next $250 million and to 0.35% on net assets in excess of $500 million. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2008, assets under management were approximately $276.3 billion.

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Northwestern Mutual is the licensee under two License Agreements with Standard & Poor’s, dated as of November 30, 1990 and February 19, 1999 for the S&P 500® Index and the S&P® MidCap 400 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index or the S&P® MidCap 400 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P® MidCap 400 Index, both of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index and the S&P® MidCap 400 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P® MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR THE S&P® MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX AND THE S&P® MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodians

The custodian for the Select Bond Portfolio and for the Balanced Portfolio with respect to its government bond holdings is Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258. The custodian for the International Equity and International Growth Stock Portfolios and for foreign securities held by the other Portfolios is Brown Brothers Harriman & Co., 70 Franklin Street, Boston, MA 02109. The custodian for domestic securities held by the other Portfolios is J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund and performs auditing services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

Templeton, Janus and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding certain of these proceedings is described in Appendix E. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser has stated that it is not currently subject to any legal or regulatory proceedings (including proceedings described in Appendix E), that would materially affect the sub-adviser's ability to perform services for the Fund or the Portfolios or otherwise materially affect the Fund or the Portfolios.

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Funds’ Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions.

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These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner believed to be fair and reasonable by the investment adviser or sub-adviser. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Portfolio.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain brokers-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Although these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), not all of these services are necessarily useful and of value in managing a Portfolio.

Mason Street Advisors may enter into Client Commission Arrangements with certain broker-dealers under which Mason Street Advisors may use client commissions to pay for Research Services produced by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing Mason Street Advisors with certain services that are eligible under Section 28(e).

During the years ended December 31, 2006, 2007 and 2008, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Portfolio	2008	2007	2006
Growth Stock Portfolio	$457,176	$514,147	$631,594
Focused Appreciation Portfolio	193,320	127,285	90,139
Large Cap Core Stock Portfolio	437,899	421,547	498,069
Index 500 Stock Portfolio	130,524	81,447	142,618
Domestic Equity Portfolio	437,747	332,958	258,130
Equity Income Portfolio	80,508	94,025	51,629
Mid Cap Growth Stock Portfolio	1,011,685	1,783,080	2,128,510
Index 400 Stock Portfolio	49,030	67,925	39,106
Mid Cap Value Portfolio	107,426	80,465	72,632
Small Cap Growth Stock Portfolio	1,559,127	2,395,168	1,820,124
Small Cap Value Portfolio	165,095	242,558	165,667

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Name of Portfolio	2008	2007	2006
International Growth Portfolio	691,012	1,239,872	728,238
International Equity Portfolio	214,821	739,753	632,326
Money Market Portfolio	0	0	0
Select Bond Portfolio	150,387	17,915	21,462
High Yield Bond Portfolio	0	0	1,122
Balanced Portfolio	2,172,754	2,393,156	98,887
Asset Allocation Portfolio	304,424	383,789	266,946

During the prior three year period, the Directors of the Fund had authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with the following broker-dealer who is an affiliate of the Fund, or an affiliate of an affiliate of the Fund: J.P. Morgan Securities, Inc. (“J.P. Morgan”), Bear, Stearns & Co., Inc. (“Bear Stearns”), Cazenove Group (“Cazenove”), Chase Investment Services (“Chase”), and Dresdner Kleinwort Securities, LLC (“Dresdner Kleinwort”). This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. The following table shows the commissions paid by the Fund, in the aggregate, to, J.P. Morgan, Bear Stearns, Cazenove, Chase, and Dresdner Kleinwort as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions, for fiscal years ended 2006, 2007 and 2008:

Commissions Paid To	Dollar Amount of Commissions
	2006	2007	2008
J.P. Morgan	$190,009	$359,888	$382,192
Bear Stearns[1]	—	—	187,345
Cazenove	20,114	95,479	29,164
Chase	1,039	15,109	3,124
Dresdner Kleinwort	27,694	110,505	58,920

	Percentage of Aggregate Brokerage Commissions
	2006	2007	2008
J.P. Morgan	2.48%	3.18%	5.07%
Bear Stearns[1]	—	—	2.48%
Cazenove	0.26%	0.84%	0.39%
Chase	0.01%	0.13%	0.04%
Dresdner Kleinwort	0.36%	0.98%	0.78%

	Percentage of Aggregate Fund Transactions
	2006	2007	2008
J.P. Morgan	6.32%	0.26%	15.70%
Bear Stearns[1]	—	—	0.05%
Cazenove	0.01%	0.06%	0.01%
Chase	0.00%	5.98%	0.00%
Dresdner Kleinwort	0.03%	0.06%	0.05%

The charts below identify each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2008, and the value each Portfolio held of such securities as of December 31, 2008. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2008. Where the table indicates “NA,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2007 (though the Portfolio may have held as of December 31, 2008 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer.

[1]	JPMorgan Chase & Co. acquired The Bear Stearns Companies on May 30, 2008. Prior to this date, no affiliation between the Fund and Bear Stearns existed.

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The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio's portfolio transactions during the year ended December 31, 2008, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2008, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2008.

In 2008, the Index 500 Portfolio purchased securities of Bank of America and the Balanced Portfolio purchased securities of Bank of America, Barclays, Credit Suisse, and JP Morgan Chase, each representing one of the respective Portfolio’s “regular brokers or dealers.” However, in each case, the Portfolio did not own the securities as of December 31, 2008. Except for the foregoing, if a Portfolio is not listed below, it did not purchase the securities of any of its “regular brokers or dealers” during 2008. The dollar values in the chart below are in thousands.

Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Index 500 Stock	Domestic Equity
Bank of America	—	—	—	—	—
Barclays	—	—	—	—	—
Citigroup	—	—	1,120	5,599	—
Credit Suisse	—	—	—	—	—
Goldman Sachs	1,671	1,267	1,291	—	9,241
JPMorgan Chase	—	3,810	5,685	18,020	9,686
Lehman Brothers	—	—	—	—	—
Merrill Lynch	—	—	1,802	2,854	—
Morgan Stanley	—	—	—	2,608	—
UBS Securities	—	—	—	—	—

Broker	Equity Income	Index 400 Stock	Small Cap Growth Stock	International Equity	Select Bond
Bank of America	—	—	—	—	—
Barclays	—	—	—	—	—
Citigroup	421	—	—	—	10,685
Credit Suisse	—	—	—	—	8,981
Deutsche Bank	—	—	—	—	348
Goldman Sachs	1,274	—	—	—	3,446
JPMorgan Chase	4,991	—	—	—	7,706
Lehman Brothers	—	—	—	—	82
Merrill Lynch	1,263	—	—	—	6,307
Morgan Stanley	—	—	—	—	4,557
UBS Securities	740	—	—	14,681	2,393

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Broker	High Yield Bond	Balanced	Asset Allocation
Bank of America	—	—	—
Barclays	—	—	—
Citigroup	740	9,529	537
Credit Suisse	—	6,526	457
Deutsche Bank	—	462	26
Goldman Sachs	—	4,775	356
JPMorgan Chase	932	1,497	75
Lehman Brothers	—	47	5
Merrill Lynch	—	6,363	343
Morgan Stanley	—	4,098	268
UBS Securities	—	944	91

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (other than International Growth and the International Equity Portfolios), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons,

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including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of December 31, 2008, the Service Providers included those listed on Appendix G.

Holdings data of the Mid Cap Value Portfolio may also be disclosed by American Century Investment Management, Inc., the sub-adviser for the Portfolio, to RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) in its capacity as proxy service provider. Holdings data of the Mid Cap Value Portfolio may also be disclosed by American Century Investment Management, Inc. to FactSet Research Systems, Inc. in connection with conducting attribution analyses on the Portfolio. Holdings data of the Domestic Equity Portfolio may also be disclosed by Capital Guardian Trust Company, the sub-adviser for the Portfolio, to Vestek Systems, Inc. in connection with conducting attribution analyses on the Portfolio and to Plexus Group, Inc. in connection with evaluating the quality

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and cost of trade execution of Portfolio transactions. The Portfolios have received assurances from American Century Investment Management, Inc. and Capital Guardian Trust Company that these vendors are subject to a duty of confidentiality.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes and requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of December 31, 2008 is included in Appendix G.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of December 31, 2008 is included in Appendix G.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s chief compliance officer and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s chief compliance officer to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s Directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

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The Directors of the Fund exercise oversight of disclosure of portfolio holdings information by (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s chief compliance officer pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

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Effective April 30, 2008, the Fund filed Articles of Amendment with the State of Maryland to change the name of several of its Portfolios, as follows: the name of the Franklin Templeton International Equity Portfolio was changed to the International Equity Portfolio, the name of the T. Rowe Price Small Cap Value Portfolio was changed to the Small Cap Value Portfolio, the name of the Capital Guardian Domestic Equity Portfolio was changed to the Domestic Equity Portfolio, the name of the AllianceBernstein Mid Cap Value Portfolio was changed to the Mid Cap Value Portfolio, the name of the Janus Capital Appreciation Portfolio was changed to the Focused Appreciation Portfolio and the name of the T. Rowe Price Equity Income Portfolio was changed to the Equity Income Portfolio.

Each Portfolio is a diversified series of the Fund, except for the Index 400 Stock Portfolio and the Index 500 Stock Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange; unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by a pricing service, which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, subject to review by the Adviser and Sub-Adviser. Fair valuation procedures may be used when no approved pricing service valuation is available, or when the valuation is questioned and the fair valuation is significantly different or impacts a Portfolio’s net asset value.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

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The value of a foreign security held by the International Growth Portfolio and the International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically, 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio and the International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

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TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration
Growth Stock	$19,884	2016
Focused Appreciation	3,503	2016
Large Cap Core	94,178	2011-2016
Domestic Equity	114,488	2016
Equity Income	2,147	2016
Small Cap Growth	89,244	2016
International Growth	22,220	2016
Select Bond	7,116	2014
High Yield Bond	46,872	2009-2016
Balanced	83,295	2016
Asset Allocation	19,182	2016

The Index 500 Stock, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Value, International Equity, and Money Market Portfolios had no unused capital loss carryforwards.

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CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2008 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ending, June 30, 2009 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.nmfn.com.

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APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

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•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’.s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2008.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Edward J. Zore 720 East Wisconsin Ave. Milwaukee, WI 53202 1945	Chairman of the Board	2000*	Chairman and Chief Executive Officer of Northwestern Mutual since 2009; President and Chief Executive Officer of Northwestern Mutual from 2001 to 2009. Trustee of Northwestern Mutual since 2000.	27	Manpower, Inc.; Trustee of Northwestern Mutual

Independent Directors
Michael G. Smith 720 East Wisconsin Ave. Milwaukee, WI 53202 1944	Director	2003*	Private investor. Prior to his retirement in 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	27	Trustee of The Ivy Family of Funds (2 registered investment companies - 29 portfolios), Director of TDX Independence Funds, Inc. (5 portfolios), CTMG, Inc. and Cox Business School, Southern Methodist University

William A. McIntosh 720 East Wisconsin Ave. Milwaukee, WI 53202 1939	Director	1997*	Financial consulting. Adjunct Faculty Member, Howard University, Washington, D.C. from 1998 – 2004. Prior thereto, Division Head, U.S. Fixed Income Division of Salomon Brothers, an investment banking firm.	27	MGIC Investment Corporation

Miriam M. Allison 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006*	Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies. Prior thereto, founder, President, and CEO of Sunstone Financial Group, Inc.	27	None

B-73

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert H. Huffman III 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007*	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser. Prior thereto, Head of Fixed Income Sales, Midwest Region, for the Corporate and Investment Banking Division of Citigroup, Inc. (formerly Salomon Brothers).	27	N/A

Michael M. Knetter 720 East Wisconsin Ave. Milwaukee, WI 53202 1960	Director	2007*	Dean of University of Wisconsin-Madison School of Business since 2002. Prior thereto, Associate Dean of the MBA Program and Professor of International Economics for the Amos Tuck School of Business at Dartmouth College.	27	Trustee of The Neuberger Berman Family of Funds (11 registered investment companies – 61 portfolios), Wausau Paper Corp. and Great Wolf Resorts, Inc.

Officers
Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 1951	President	2008*	Vice President – Equities of Mason Street Advisors, LLC since 2008. Prior thereto, Managing Director – Head of Equities of Mason Street Advisors, LLC since 2002.	N/A	N/A

Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President – Accounting Policy of Northwestern Mutual since 2007. Prior thereto, Vice President of Investment Accounting, 2002-2007.	N/A	N/A

Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Vice President– Operations	2004*	Vice President – Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual.	N/A	N/A

William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 1956	Vice President–Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Vice President–Investments	1996*	President and Director of Mason Street Advisors, LLC since 2008; and Senior Vice President – Public Markets of Northwestern Mutual since 2009. Prior thereto, Managing Director – Head of Fixed Income of Mason Street Advisors, LLC since 2002.	N/A	N/A

B-74

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President–Investments	2002*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Thomas A. Carroll 720 East Wisconsin Ave. Milwaukee, WI 53202 1954	Vice President–Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President–Investments	2003*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President–Investments	2006*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President–Investments	2006*	Director of Mason Street Advisors, LLC since 2004; Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004; Senior Vice President of Enterprise Advisors/ Imagine Reinsurance from 2002-2003.	N/A	N/A

Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 1969	Vice President–Investments	2006*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President–Investments	2006*	Director of Mason Street Advisors, LLC since 2003; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Kathleen M. Brooks 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Vice President–Investments	2007*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Mary R. Linehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President–Investments	2007*	Director of Mason Street Advisors, LLC since 2007, Fund Manager, Marshall and Ilsley Corp. from 2003-2007; prior thereto, Senior Analyst with Marshall and Ilsely Corp.	N/A	N/A

B-75

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 1974	Chief Compliance Officer	2006*	Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004 - 2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004.	N/A	N/A

Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2006*	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Fund Services, Inc. (mutual fund service provider) from 1993 to 2004.	N/A	N/A

Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002.	N/A	N/A

*	Each of the directors will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or date of the director’s initial election or appointment as a director. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal. Notwithstanding the foregoing, the Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly board meeting in the following calendar year.

Mr. Zore is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser. Mr. Zore is also the Chairman and CEO of The Northwestern Mutual Life Insurance Company, and a director of Northwestern Mutual Wealth Management Company and Frank Russell Company, corporate affiliates of Northwestern Mutual Life Insurance Company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC (“Mason Street Advisors”) or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with Mason Street Advisors or Northwestern Mutual. The Independent Directors are included as named insureds under a directors and officers liability policy maintained by Northwestern Mutual Life Insurance Company for the benefit of the officers and directors of Northwestern Mutual and certain subsidiaries, and the directors of the Fund. No portion of the premium of the policy is paid by the Fund.

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APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2009. All shares are owned of record.

GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	7,052,367	shares	2.5%
NML Variable Annuity Account B	133,738,078	shares	45.9%
NML Variable Annuity Account C	4,562,212	shares	1.6%
Northwestern Mutual Variable Life Account	145,070,034	shares	49.9%
Northwestern Mutual Variable Life Account II	334,183	shares	0.1%

Total	290,756,874	shares	100.0%

FOCUSED APPRECIATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	4,487,227	shares	3.1%
NML Variable Annuity Account B	87,424,424	shares	60.7%
NML Variable Annuity Account C	655,648	shares	0.5%
Northwestern Mutual Variable Life Account	50,327,653	shares	35.0%
Northwestern Mutual Variable Life Account II	1,044,751	shares	0.7%

Total	143,939,703	shares	100.0%

LARGE CAP CORE STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	7,827,642	shares	2.3%
NML Variable Annuity Account B	176,125,107	shares	50.3%
NML Variable Annuity Account C	6,425,320	shares	1.8%
Northwestern Mutual Variable Life Account	157,458,158	shares	45.5%
Northwestern Mutual Variable Life Account II	399,711	shares	0.1%

Total	350,235,938	shares	100.0%

INDEX 500 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	18,777,255	shares	3.0%
NML Variable Annuity Account B	319,144,986	shares	50.9%
NML Variable Annuity Account C	16,889,808	shares	2.7%
Northwestern Mutual Variable Life Account	271,144,399	shares	43.3%
Northwestern Mutual Variable Life Account II	814,216	shares	0.1%

Total	626,770,664	shares	100.0%

DOMESTIC EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	15,658,488	shares	3.5%
NML Variable Annuity Account B	277,615,326	shares	62.7%
NML Variable Annuity Account C	1,334,822	shares	0.3%
Northwestern Mutual Variable Life Account	147,226,742	shares	33.2%
Northwestern Mutual Variable Life Account II	1,190,901	shares	0.3%

Total	443,026,279	shares	100.0%

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EQUITY INCOME PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,523,733	shares	4.8%
NML Variable Annuity Account B	113,549,045	shares	63.4%
NML Variable Annuity Account C	645,241	shares	0.4%
Northwestern Mutual Variable Life Account	55,526,894	shares	31.0%
Northwestern Mutual Variable Life Account II	819,377	shares	0.4%

Total	179,064,290	shares	100.0%

MID CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	11,951,304	shares	3.4%
NML Variable Annuity Account B	188,494,000	shares	53.2%
NML Variable Annuity Account C	13,643,010	shares	3.8%
Northwestern Mutual Variable Life Account	140,015,841	shares	39.5%
Northwestern Mutual Variable Life Account II	387,473	shares	0.1%

Total	354,491,628	shares	100.0%

INDEX 400 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,735,121	shares	2.5%
NML Variable Annuity Account B	176,306,316	shares	50.7%
NML Variable Annuity Account C	12,076,969	shares	3.5%
Northwestern Mutual Variable Life Account	149,496,317	shares	43.0%
Northwestern Mutual Variable Life Account II	922,345	shares	0.3%

Total	347,537,068	shares	100.0%

MID CAP VALUE PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	3,558,814	shares	3.8%
NML Variable Annuity Account B	56,190,002	shares	60.9%
NML Variable Annuity Account C	408,755	shares	0.4%
Northwestern Mutual Variable Life Account	31,975,422	shares	34.6%
Northwestern Mutual Variable Life Account II	316,623	shares	0.3%

Total	92,449,616	shares	100.0%

SMALL CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	6,222,995	shares	2.4%
NML Variable Annuity Account B	124,413,300	shares	48.1%
NML Variable Annuity Account C	8,097,832	shares	3.1%
Northwestern Mutual Variable Life Account	119,800,755	shares	46.3%
Northwestern Mutual Variable Life Account II	375,973	shares	0.1%

Total	258,910,855	shares	100.0%

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SMALL CAP VALUE PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,602,764	shares	2.6%
NML Variable Annuity Account B	118,038,652	shares	55.9%
NML Variable Annuity Account C	577,926	shares	0.3%
Northwestern Mutual Variable Life Account	86,042,737	shares	40.8%
Northwestern Mutual Variable Life Account II	793,538	shares	0.4%

Total	211,055,617	shares	100.0%

INTERNATIONAL GROWTH PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	9,068,893	shares	4.0%
NML Variable Annuity Account B	144,983,721	shares	64.2%
NML Variable Annuity Account C	1,126,732	shares	0.5%
Northwestern Mutual Variable Life Account	70,332,236	shares	31.1%
Northwestern Mutual Variable Life Account II	536,925	shares	0.2%

Total	226,048,507	shares	100.0%

INTERNATIONAL EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	23,819,696	shares	3.2%
NML Variable Annuity Account B	431,039,786	shares	57.1%
NML Variable Annuity Account C	19,609,028	shares	2.6%
Northwestern Mutual Variable Life Account	278,738,565	shares	36.9%
Northwestern Mutual Variable Life Account II	1,629,527	shares	0.2%

Total	754,836,602	shares	100.0%

MONEY MARKET PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	21,087,382	shares	3.1%
NML Variable Annuity Account B	454,094,353	shares	67.3%
NML Variable Annuity Account C	5,661,540	shares	0.8%
Northwestern Mutual Variable Life Account	192,021,451	shares	28.5%
Northwestern Mutual Variable Life Account II	2,057,363	shares	0.3%

Total	674,922,089	shares	100.0%

SELECT BOND PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	34,544,611	shares	4.0%
NML Variable Annuity Account B	662,439,422	shares	76.2%
NML Variable Annuity Account C	7,867,275	shares	0.9%
Northwestern Mutual Variable Life Account	163,759,654	shares	18.8%
Northwestern Mutual Variable Life Account II	1,134,879	shares	0.1%

Total	869,745,841	shares	100.0%

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HIGH YIELD PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	12,234,788	shares	3.0%
NML Variable Annuity Account B	274,575,835	shares	68.4%
NML Variable Annuity Account C	5,020,235	shares	1.2%
Northwestern Mutual Variable Life Account	109,026,106	shares	27.1%
Northwestern Mutual Variable Life Account II	1,021,527	shares	0.3%

Total	401,878,491	shares	100.0%

BALANCED PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	89,871,092	shares	5.2%
NML Variable Annuity Account B	1,395,561,837	shares	80.2%
NML Variable Annuity Account C	25,088,415	shares	1.4%
Northwestern Mutual Variable Life Account	230,060,966	shares	13.2%
Northwestern Mutual Variable Life Account II	251,482	shares	0.0%

Total	1,740,833,792	shares	100.0%

ASSET ALLOCATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,885,581	shares	2.4%
NML Variable Annuity Account B	199,017,017	shares	81.5%
NML Variable Annuity Account C	1,811,110	shares	0.7%
Northwestern Mutual Variable Life Account	37,408,674	shares	15.3%
Northwestern Mutual Variable Life Account II	218,754	shares	0.1%

Total	244,341,136	shares	100.0%

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APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2008, unless otherwise noted.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
R. David Ells	Asset Allocation Portfolio Select Bond Portfolio Balanced Portfolio	1 registered investment company with $91 million in total assets under management	No other pooled investment vehicles	2 other accounts with $3.1 billion in total assets under management[1]

Patricia L. Van Kampen	Index 500 Stock Portfolio Index 400 Stock Portfolio	No registered investment companies	No other pooled investment vehicles	1 other accounts with $715 million in total assets under management[1]

William R. Walker[2]	Small Cap Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	1 registered investment company with $23 million in total assets under management	No other pooled investment vehicles	4 other accounts with $125 million in total assets under management[1]

Paul Rokosz[2],*	Small Cap Growth Portfolio	No registered investment companies	No other pooled investment vehicles	4 other accounts with $96 million in total assets under management[1]

Thomas A. Carroll	International Growth Portfolio Asset Allocation Portfolio Balanced Portfolio	No registered investment companies	No other pooled investment vehicles	1 other accounts with $782 million in total assets under management[1]

Kathleen M. Brooks	International Growth Portfolio	No registered investment companies	No other pooled investment vehicles	2 other accounts with $252 million in total assets under management[1]

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Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David R. Keuler	Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	No registered investment companies	No other pooled investment vehicles	1 other accounts with $971 million in total assets under management[1]

Michael P. Johnson	Growth Stock Portfolio	No registered investment companies	No other pooled investment vehicles	3 other accounts with $649 million in total assets under management[1]

Curtis J. Ludwick	Mid Cap Growth Stock Portfolio	1 registered investment company with $121 million in total assets under management	No other pooled investment vehicles	1 other account with $452 million in total assets under management[1]

Mary R. Linehan	Large Cap Core Stock Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Andrew T. Wassweiler	Asset Allocation Portfolio High Yield Bond Portfolio Balanced Portfolio	1 registered investment company with $111 million in total assets under management	No other pooled investment vehicles	1 other account with $127 million in total assets under management[1]

Jill M. Grueninger	Asset Allocation Portfolio Mid Cap Growth Portfolio Balanced Portfolio	1 registered investment company with $121 million in total assets under management	No other pooled investment vehicles	3 other accounts with $599 million in total assets under management[1]

Gary P. Motyl[2]	International Equity Portfolio	3 registered investment companies with $5.48 billion in total assets under management	3 other pooled investment vehicles with $888.9 million in total assets under management	13 other accounts with $3.60 billion in total assets under management

Dr. Guang Yang[2]	International Equity Portfolio	2 registered investment companies with $730.6 million in total assets under management	2 other pooled investment vehicles with $76.0 million in total assets under management	9 other accounts with $333.3 million in total assets under management

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Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Darcy Kopcho**	Domestic Equity Portfolio	1 registered investment company with $230 million in total assets under management[3]	4 other pooled investment vehicles with $190 million in total assets under management[4]	18 other accounts with $1.53 billion in total assets under management, of which 1 other account (representing $130 million in total assets) charge an advisory fee based on the performance of the account[5]

Theodore R. Samuels	Domestic Equity Portfolio	9 registered investment companies with $1.7 billion in total assets under management[3]	10 other pooled investment vehicles with $1.52 billion in total assets under management[4]	267 other accounts with $13.55 billion in total assets under management, of which 2 accounts (representing $0.96 billion in total assets) charge an advisory fee based on the performance of the account[5]

Todd S. James	Domestic Equity Portfolio	5 registered investment companies with $1.2 billion in total assets under management[3]	5 other pooled investment vehicles with $0.28 billion in total assets under management[4]	227 other accounts with $5.43 billion in total assets under management, of which 1 account (representing $0.15 billion in total assets) charge an advisory fee based on the performance of the account[5]

Preston G. Athey[2]	Small Cap Value Portfolio	8 registered investment companies with $5.59 billion in total assets under management[6]	No other pooled investment vehicles	9 other accounts with $480 million in total assets under management

Brian E. Rogers[2]	Equity Income Portfolio	14 registered investment companies with $20.2 billion in total assets under management[6]	2 other pooled investment vehicle with $687.2 million in total assets under management	9 other accounts with $511.2 million in total assets under management

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Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ron Sachs	Focused Appreciation Portfolio	17 registered investment companies with$14.2 billion in total assets under management	1 other pooled investment vehicle with $49.9 million in total assets under management	10 other accounts with $1.24 billion in total assets under management, includes 1 other account with $150.4 million in assets for which the advisory fee is based on the performance of the account

Phillip N. Davidson	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 billion in total assets under management

Michael Liss	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 billion in total assets under management

Kevin Toney	Mid Cap Value Portfolio	9 registered investment companies with $8.2 billion in total assets under management	No other pooled investment vehicles	1 other account with $85.1 billion in total assets under management

[1]	These accounts consist of accounts of MSA’s parent and its affiliates. The assets under management reflect only those assets or the account(s) for which the portfolio manager is responsible.

[2]

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

[3]	Assets noted represent the total net assets of registered companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[5]

Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. Reflects other professionally managed accounts held a Capital Guardian or companies affiliated with it. Personal brokerage accounts of the portfolio manager and his or her family are not reflected.

[6]	The information does not include the Fund or any Portfolio. Total assets are based on T. Rowe Price internal records.

*	Information is as of March 31, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

**	Information is as of February 28, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

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Compensation of Portfolio Managers

Mason Street Advisors. Mason Street Advisors has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of Mason Street Advisors and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of Mason Street Advisors.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, length of service, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund,

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have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Capital Guardian. At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for the Domestic Equity Portfolio include the Russell 1000® Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in other investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk adjusted terms. Relative performance and risk adjusted performance are determined with reference to the broad based index (ex. S&P 500® ) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment

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management firms. Performance is primarily measured on a pre-tax basis though tax efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Janus Capital. The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2008. The portfolio manager is compensated for managing the Focused Appreciation Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five- year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

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The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

American Century Investment Management, Inc. As of October 31, 2008, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers’ compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Mid Cap Value Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Mid Cap Value Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one– and three–year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

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Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors and the sub-advisors seek to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Fund Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors and the sub-advisors seek to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors and each sub-advisor, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors and the sub-advisors have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

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Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors, the sub-advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager as of December 31, 2008, except as otherwise noted.

Portfolio	Portfolio Manager(s)	Dollar Range of Ownership of Securities[7]
Growth Stock Portfolio	David R. Keuler	B
	Michael P. Johnson	C

Focused Appreciation Portfolio	Ron Sachs	A

Large Cap Core Stock Portfolio	Mary Linehan	B

Index 500 Stock Portfolio	Patricia L. Van Kampen	C

Domestic Equity Portfolio	Darcy Kopcho	A
	Theodore Samuels	A
	Todd S. James	A

Equity Income Portfolio	Brian E. Rogers	A

Mid Cap Growth Stock Portfolio	Curtis J. Ludwick	D
	Jill M. Grueninger	E

Index 400 Stock Portfolio	Patricia L. Van Kampen	A

Mid Cap Value Portfolio	Phillip N. Davidson	A
	Michael Liss	A
	Kevin Toney	A

Small Cap Growth Stock Portfolio	William R. Walker	D
	Paul Rokosz	A

Small Cap Value Portfolio	Preston G. Athey	A

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Portfolio	Portfolio Manager(s)	Dollar Range of Ownership of Securities[7]
International Growth Portfolio	Thomas A. Carroll	A
	Kathleen M. Brooks	A

International Equity Portfolio	Gary P. Motyl	A
	Dr. Guang Yang	A

Select Bond Portfolio	R. David Ells	A

High Yield Bond Portfolio	Andrew T. Wassweiler	A

Balanced Portfolio	David R. Keuler	C
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

Asset Allocation Portfolio	David R. Keuler	A
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

[7]	Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

*	Information as of February 28, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

**	Information as of March 31, 2009, as such person was not acting in the capacity of portfolio manager as of December 31, 2008.

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APPENDIX E - Legal Proceedings

Templeton

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12-b1 plans, and/or attorney’s fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Janus Capital

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’ frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini et al. v. Janus Investment Fund et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group, Inc., 401(k) Advisory Committee , et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

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On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“WV Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

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APPENDIX F – Proxy Voting Policies and Procedures

Mason Street Advisors, LLC

Proxy Voting Policies and Procedures

(last amended August 2007)

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic equity securities. The complete Guidelines were developed and are maintained by Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers1 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally nonvoting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. The Committee members are appointed by MSA’s President from time to time, and serve at the discretion of the President.

Proxy Voting Procedures

A. Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

[1]	All references to portfolio managers includes analysts who may be assigned responsibility to vote proxies for certain issuers.

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MSA’s Equity Trading Department sends equity holdings lists to ISS on a weekly basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA. MSA’s Equity Trading Department in turn forwards each portfolio manager a weekly report from ISS which summarizes all upcoming proxy votes and current ISS recommendations for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser.

B. Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C. Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

•

Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[2], who also serves as a director of a public company or a member of the company’s management.

[2]	The Northwestern Mutual Life Insurance Company, MSA’s parent company.

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•

Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D. Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

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ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Head of MSA Fixed Income Investments who will review the recommendation to determine whether a conflict of interest exists.3 In addition, the portfolio manager will disclose any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Head of MSA Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

[3]

Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Head of MSA Fixed Income Investing or, if the conflict involves the Head of MSA Fixed Income Investing, to the Committee.

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US Proxy Voting Guidelines Summary

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

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Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

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•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

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Global Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and sharebased components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

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Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

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Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an

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unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[4] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[5]

4.	The issuer is a significant executing broker dealer; [6]

5.	An Access Person[7] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[8] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

[4]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[5]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[6]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

[7]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[8]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the

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recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

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The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

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Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a

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message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

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10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment

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companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

FRANKLIN TEMPLETON INVESTMENTS (ASIA) LIMITED

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Investments (Asia) Limited (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[9] of Investment Manager or its affiliates;

[9]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

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2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[10]

4.	The issuer is a significant executing broker dealer; [11]

5.	An Access Person[12] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[13] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

[10]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[11]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

[12]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[13]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing

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support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or

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provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

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Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

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2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

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11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

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CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

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Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not

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supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of November 21, 2007.

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T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for

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establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports

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summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are

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receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in

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securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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JANUS CAPITAL MANAGEMENT LLC

Proxy Voting Procedures

February 2009

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of Institutional Shareholder Services Inc. (also known as the ISS Governance Services unit of RiskMetrics Group) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers14 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

[14]	All references to portfolio managers include assistant portfolio managers.

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Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

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A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2009

Janus Capital Management LLC

Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services Inc. (also known as the ISS Governance Services unit of RiskMetrics Group) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

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The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

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•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

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Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

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•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

25.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

26.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

27.	Janus will generally oppose proposals for different classes of stock with different voting rights.

28.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

29.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

30.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

31.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

32.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

33.	Janus will evaluate plans of reorganization on a case-by-case basis.*

34.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

35.	Janus will generally vote in favor of proposals regarding changes in company name.

36.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

37.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

38.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

39.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

40.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

41.	Janus will generally vote in favor of proposals to require that voting be confidential.

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42.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

43.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

44.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

45.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

46.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES

American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

General Principles

In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A. Routine Matters

1.	Election of Directors

a.

Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as

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criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

d.	Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.	Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.	Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

B.	Equity-Based Compensation Plans

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Adviser will generally vote against the adoption of plans or plan amendments that:

•	provide for immediate vesting of all stock options in the event of a change of control of the company (see “Anti-Takeover Proposals” below);

•

reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

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•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.

C.	Anti-Takeover Proposals

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.	Cumulative Voting

The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

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5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

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We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a

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non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

3.	Indemnification

The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.	Directors’ Stock Options Plans

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

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In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

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APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the portfolio(s) for which they provide services), for the Fund

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	RiskMetrics Group (formerly Institutional Shareholder Services, Inc.) in its capacity as proxy service provider for Mason Street Advisors, LLC

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services

•

FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P., Reuters Group PLC and Bear Sterns Pricing Direct Inc. in their capacity as provider of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	FactSet Research Systems, Inc. and Lipper, Inc. in connection with conducting attribution analyses on the Mason Street Advisors, LLC advised equity Portfolios

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•	The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period

•	Pricewaterhouse Coopers LLP in its capacity as independent auditors for the Fund, at the Fund’s semi-annual and annual periods, generally within two weeks following the end of the each such period

•

Abel/Noser Corporation in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios, on a monthly basis, provided the day following the close of each such monthly period

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period

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Investment Professionals

The following Investment Professionals have access to portfolio holdings information on an ongoing basis, updated monthly, generally within one week following each month end:

ABN AMRO	Ixis Securities
ABG Sundal Collier	Janco Partners, Inc.
AG Edwards & Sons, Inc.	Jefferies
Agency Trading Group Inc.	JPMorgan
Alberts Investment Management Inc.	KBC Financial Partners
Arbor Research	Kaufman Bros., L.P.
Auerbach Grayson & Company, Inc.	Keefe Bruyette & Woods, Inc.
Banc of America Securities LLC	Kepler Securities
Barclays Bank, PLC	Lazard Capital Markets
BB&T Corporation	Legg Mason Wood Walker
Bears Stearns & Co., Inc.	Lehman Brothers
Blaylock & Partners, L.P.	Loop Capital Markets
BMO Nesbitt Burns	MF Global Markets Limited
BNP Paribas Securities Corp.	MacQuarie Securities USA, Inc.
Brean Murray, Carret & Co., LLC	Maxcor Financial Group, Inc.
BroadPoint Capital Inc.	McDonald Investments, Inc.
Cantor Fitzgerald	Merrill Lynch & Co., Inc.
Carnegie Inc.	Mesirow Financial
Castleoak Securities LP	Miller Tabak Roberts Securities, LLC
Cheuvreux Securities	Mizuho Securities USA, Inc.
CIBC World Markets	Morgan Keegan and Company, Inc.
Citigroup Global Markets, Inc.	Morgan Stanley & Co., Incorporated
CLSA	Murphy & Durieu
Craig-Hallum Capital Group LLC	National Bank of Canada
Credit Suisse First Boston, LLC	Nollenberger Capital Partners Inc.
CRT Capital Group, LLC	Nordic Partners, Inc.
Daiwa Securities America Inc.	Oddo Securities
Davy Securities	Off the Record Research
Descap Securities, Inc.	Raymond James & Associates Inc.
Deutsche Bank Securities Inc.	RBC Securities Financial Group
Dresdner Kleinwort Benson	Redburn Partners LLP
E*Trade	Robert W. Baird & Company Inc.
Enskilda Securities	Ryan Beck & Co.
ESN North America Inc.	Sanford C. Bernstein Co., LLC
Exane, Inc.	Santander Securities
First Albany Capital, Inc.	SG Americas Securities, LLC
First Analysis Group	Simmons & Company International
Fortis Securities. LLC	Southwest Securities, Inc.
FTN Financial Securities Corp.	Stephens Inc.
FTN Midwest Securities, Inc.	Stifel, Nicolaus & Company, Inc.
Goldman Sachs Group, Inc.	Stone & Youngberg LLC
Greenwich Capital Markets, Inc.	SunTrust Robinson Humphrey
Guggenheim Capital Markets, LLC	Swedbank First Securities, LLC
Handelsbanken Markets Securities, Inc.	Thomas Weisel Partners
Harris Nesbitt Corp.	UBS Securities, LLC
HSBC Securities (USA) Inc.	Wachovia Capital Markets, LLC
HVB Capital Markets, Inc.	William Blair & Company

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ICP Securities LLC	Williams Capital Group
Intermonte Securities (US), LLC	WR Hambrecht & Co.
Investec Securities	Wunderlich Securities, Inc.

Lending Parties

The following Lending Parties have access to portfolio holdings information on an ongoing basis, generally updated daily, based on the requirements of the securities lending programs utilized on behalf of the Portfolios:

Banc of America Securities LLC

Citigroup Global Markets, Inc.

Credit Suisse First Boston, LLC

Deutsche Bank Securities

Goldman Sachs

Greenwich Capital

JP Morgan Securities

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Incorporated

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PART C

OTHER INFORMATION

Item 23.

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(a)1(i)	Articles of Amendment Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(a)1(j)	Articles of Amendment Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post-Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

C – 1

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)1(a)	By-Laws of Northwestern Mutual Series Fund, Inc.	EX-99.B2 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 6, 1997	EX-99.B2 to Form N-1A Post Effective Amendment No. 14 for Northwestern Mutual Series Fund, Inc. filed on February 27, 1997

(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 6, 1997	Exhibit B(2) to Form N-1A Post Effective Amendment No. 15 for Northwestern Mutual Series Fund, Inc. filed on April 28, 1998

(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 1998	Exhibit B(2)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(b)1(e)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999	Exhibit B(2)(b) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(b)1(f)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001	Exhibit B(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 7, 2002	Exhibit B to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002

(b)1(h)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003	Exhibit B to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(b)1(i)	Amendment of By-Laws for Northwestern Mutual Series Fund, Inc., dated August 7, 2003	Exhibit (b) to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(b)1(j)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(b)1(k)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(b)1(l)	Amendment to By-Laws Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

(d)1(a)	Assignment and Assumption of Contracts between Northwestern Mutual Investment Services, LLC (“Assignor”) and Mason Street Advisers, LLC, n/k/a Mason Street Advisors, LLC (“Assignee”), dated January 1, 2002	Exhibit D to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002

(d)1(b)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios), dated May 1, 2003	Exhibit (d)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

C – 2

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)1(c)	Amended Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios) dated April 30, 2007	Exhibit (d)1(c) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(d)1(d)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2007	Exhibit (d)1(d) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007.

(d)1(e)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated May 3, 2007	Exhibit (d)1(e) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(a)	Investment Sub-Advisory Agreement Between Northwestern Mutual Investment Services, Inc., and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio), dated April 29, 1994	EX-99.B5(h) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(d)2(b)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and Capital Guardian Trust Company (on behalf of the Domestic Equity Portfolio)	Exhibit D(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(d)2(c)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value Portfolio)	Exhibit D(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(d)2(d)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC, Northwestern Mutual Series Fund, Inc. and Alliance Capital Management L.P. (on behalf of the Mid Cap Value Portfolio)	Exhibit D(3) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(d)2(e)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Equity Income Portfolio)	Exhibit D(5) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(d)2(f)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC (on behalf of the Focused Appreciation Portfolio)	Exhibit D to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003

(d)2(g)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., dated May 1, 2003 (on behalf of the Equity Income Portfolio)	Exhibit (d)2(g) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

C – 3

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(h)	Form of Amendment to Investment Sub-Advisory Agreement dated May 1, 2003 between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Equity Income Portfolio)	Exhibit (d)2(h) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(d)2(i)	Amendment to Sub-Investment Advisory Agreement between Janus Capital Management LLC and Mason Street Advisors, LLC (on behalf of Focused Appreciation Portfolio), dated May 12, 2003	Exhibit (d)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(d)2(j)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio) dated November 15, 2006	Exhibit (d)2(h) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(d)2(k)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Pacific Investment Management Company LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios), dated April 30, 2007	Exhibit (d)2(k) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(d)2(l)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Massachusetts Financial Services Company (on behalf of the Research International Core and Emerging Markets Equity Portfolios), dated April 30, 2007	Exhibit (d)2(l) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(d)2(m)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and American Century Investment Management, Inc. (Large Company Value and Inflation Protection Portfolios), dated April 30, 2007	Exhibit (d)2(m) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(d)2(n)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Capital Guardian Trust Company (on behalf of the Large Cap Blend and Domestic Equity Income Portfolios), dated April 30, 2007	Exhibit (d)2(n) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(d)2(o)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Capital Guardian Trust Company (on behalf of the Large Cap Blend and Domestic Equity Income Portfolios), dated May 3, 2007	Exhibit (d)2(o) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

C – 4

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(p)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio) dated May 3, 2007	Exhibit (d)2(p) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(q)	Amendment to Sub-Investment Advisory Agreement between Janus Capital Management LLC and Mason Street Advisors, LLC (on behalf of the Focused Appreciation Portfolio), dated August 2, 2007	Exhibit (d)2(q) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(r)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, LLC, Northwestern Mutual Series Fund, Inc. and Alliance Capital Management L.P. (on behalf of the Mid Cap Value Portfolio) dated August 2, 2007	Exhibit (d)2(r) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(s)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value Portfolio) dated November 1, 2007	Exhibit (d)2(s) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(t)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Equity Income Portfolio) dated November 1, 2007	Exhibit (d)2(t) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(d)2(w)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Capital Guardian Trust Company, (on behalf of the Domestic Equity Portfolio) dated May 6, 2008	Exhibit (d)2(w) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008

(d)2(x)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Templeton Investment Counsel, LLC, (on behalf of the International Equity Portfolio) dated May 6, 2008	Exhibit (d)2(x) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008

(d)2(y)	Form of Investment Sub-advisory Agreement between Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited, (on behalf of the International Equity Portfolio)	Exhibit (d)2(y) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008

(d)2(z)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC, (on behalf of the Focused Appreciation Portfolio) dated August 6, 2008	Exhibit (d)2(z) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

C – 5

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(aa)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and AllianceBernstein L.P. (on behalf of the Mid Cap Value Portfolio) dated August 6, 2008	Exhibit (d)2(aa) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

(d)2(bb)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Small Cap Value and Equity Income Portfolios) dated November 4, 2008	Exhibit (d)2(bb) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

(d)2(cc)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and American Century Investment Management, Inc., (on behalf of the Mid Cap Value Portfolio) dated November 4, 2008 to be effective February 23, 3009	Exhibit (d)2(cc) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

(g)1(a)	Form of Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio and the Small Cap Growth Stock Portfolio) and The Chase Manhattan Bank	Exhibit G(8)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(g)1(b)	Form of amendment to domestic Custodian Agreement between The Chase Manhattan Bank and Northwestern Mutual Series Fund, Inc. (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Asset Allocation Portfolio and the Domestic Equity Portfolio)	Exhibit G(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(g)2	Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. (on behalf of the Select Bond Portfolio and the Balanced Portfolio), dated May 26, 2004	Exhibit (g)2 to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(g)3(a)	Foreign Custodian Agreement Between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated March 31, 1997	Exhibit (g)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(g)3(b)	Form of amendment to foreign Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (Rule 17f-7)	Exhibit G(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(g)3(c)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated May 1, 2003	Exhibit (g)3(c) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

C – 6

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)3(d)	Appendix A to the Custodian Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of January 30, 2009	Exhibit (g)3(d) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(h)1(b)	Form of License Agreement between Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 600 Stock Portfolio), dated April 27, 2007	Exhibit (h)1(b) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(h)2(a)	Form of Agreement to Pay or Reimburse Expenses of the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio	Exhibit H to Form N-1A Post Effective Amendment No. 17 for Northwestern Mutual Series Fund, Inc. filed on April 29, 1999

(h)2(b)	Form of Agreement to Pay or Reimburse Expenses between Northwestern Mutual Series Fund, Inc., Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Domestic Equity Portfolio and Asset Allocation Portfolio)	Exhibit H(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(h)3(a)	Foreign Custody Manager Delegation Agreement and Appendix “A” thereto, between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co., dated March 31, 1997	Exhibit (h)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(h)3(b)	Form of amendment to Delegation Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio)	Exhibit H(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(h)4	Form of Agreement to Waive Fees between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio)	Exhibit H(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(h)5	Updated Agreement to waive fees and reimburse expenses (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Domestic Equity Portfolio and Asset Allocation Portfolio), dated April 27, 2006	Exhibit (h)5 to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

C – 7

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)6	Updated Agreement to waive fees and reimburse expenses (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio), dated April 27, 2006	Exhibit (h)6 to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(h)7	Agreement to Waive Investment Advisory Fees Relating to the Franklin Templeton International Equity Portfolio dated November 15, 2006	Exhibit (h)7 to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(h)8	Agreement to Waive Investment Advisory Fees Relating to the Franklin Templeton International Equity Portfolio dated December 12, 2006	Exhibit (h)8 to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(h)9	Agreement to Waive Investment Advisory Fees Relating to the Asset Allocation Portfolio dated April 27, 2007	Exhibit (h)9 to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(h)10	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 25, 2007	Exhibit (h)10 to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(h)11	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated February 21, 2008	Exhibit (h)11 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(h)12	Agreement to Waive Fees of Northwestern Mutual Series Fund, Inc. Mid Cap Value Portfolio, Focused Appreciation Portfolio and Equity Income Portfolio, dated February 21, 2008	Exhibit (h)12 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(h)13	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the International Equity Portfolio, dated February 21, 2008	Exhibit (h)13 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(h)14	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the Asset Allocation Portfolio	Exhibit (h)14 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(i)	Opinion and Consent of Counsel	Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith

(l)1(a)	Subscription Agreement, dated April 23, 2003	Exhibit L to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003

(l)1(b)	Subscription Agreement, dated April 25, 2007	Exhibit (l)1(b) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007

C – 8

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)1(a)	Summary of Revisions, effective April 1, 2002, to T. Rowe Price Group, Inc. And Its Affiliates Code of Ethics dated March, 2000; and previously filed as Exhibit P(1) with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Northwestern Mutual Series Fund, Inc., File No. 2-89971, CIK 0000742212, on May 17, 2001, and incorporated herein by reference	Exhibit P(3) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(p)1(b)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 31, 2004	Exhibit (p)1(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)1(c)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective February1, 2005	Exhibit (p)1(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)1(d)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 1, 2008	Exhibit (p)1(d) to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(p)2	Code of Ethics for Northwestern Mutual Investment Services, LLC, dated April 1, 2002	Exhibit (p)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)3	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc.	Exhibit (P)1 to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002

(p)3(a)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated February 5, 2004	Exhibit (p)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)3(b)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated January 20, 2005	Exhibit (p)3(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)3(c)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 1, 2006	Exhibit (p)3(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)3(d)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated July 2, 2007	Exhibit (p)3(d) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(p)4(a)	Code of Ethics for Alliance Capital Management L.P., dated June 2003	Exhibit (p)3 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)4(b)	Alliance Capital Management L.P. Code of Business Conduct and Ethics, dated October 2004	Exhibit (p)4(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

C – 9

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)4(c)	Alliance Capital Management L.P. Code of Business Conduct and Ethics, dated October 2004 and revised May 2005	Exhibit (p)4(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)4(d)	AllianceBernstein L.P. Code of Business Conduct and Ethics, dated January 2007	Exhibit (p)4(d) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(p)4(e)	AllianceBernstein L.P. Code of Business Conduct and Ethics, dated February 2008	Exhibit (p)4(e) to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

(p)5(a)	Code of Ethics for The Capital Group Companies, dated December 2003	Exhibit (p)4 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)5(b)	The Capital Group Companies Code of Ethics, dated November 2004	Exhibit (p)5(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)5(c)	The Capital Group Companies Code of Ethics, dated December 2005	Exhibit (p)5(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)5(d)	The Capital Group Companies Code of Ethics, dated December 2006	Exhibit (p)5(d) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(p)5(e)	The Capital Group Companies Code of Ethics, dated December 2007	Exhibit (p)5(e) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(p)5(f)	The Capital Group Companies Code of Ethics, dated December 2008	Filed herewith

(p)6(a)	Summary of Changes to Code of Ethics for Franklin Templeton Investments, dated May 2003	Exhibit (p)5 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)6(b)	Franklin Templeton Investments Code of Ethics revised December 2004	Exhibit (p)6(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)6(c)	Franklin Templeton Investments Code of Ethics revised April 2005	Exhibit (p)6(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)6(d)	Franklin Templeton Investments Code of Ethics revised May 2007	Exhibit (p)6(d) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(p)6(e)	Franklin Templeton Investments Code of Ethics revised May 2008	Filed herewith

(p)7(a)	Janus Ethics Rules dated June 9, 2003	Exhibit (p)6 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)7(b)	Janus Ethics Rules revised April 20, 2004	Exhibit (p)7(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)7(c)	Janus Ethics Rules revised March 22, 2005	Exhibit (p)7(c) to Form N-1A Post Effective Amendment No. 27 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2005

C – 10

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)7(d)	Janus Ethics Rules revised March 1, 2006	Exhibit (p)7(d) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

(p)7(e)	Janus Ethics Rules revised November 21, 2006	Exhibit (p)7(e) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007

(p)7(f)	Janus Ethics Rules revised March 27, 2007	Exhibit (p)7(f) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

(p)7(g)	Janus Ethics Rules revised December 14, 2007	Exhibit (p)7(g) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

(p)7(h)	Janus Ethics Rules revised February 18, 2009	Filed herewith

(p)8	American Century Investments Code of Ethics dated January 1, 2007	Exhibit (p)8 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(p)8(a)	American Century Investments Code of Ethics dated January 1, 2009	Filed herewith

(p)9	MSF Investment Management Code of Ethics effective January 1, 2007	Exhibit (p)9 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(p)9(a)	MSF Investment Management Code of Ethics effective January 1, 2009	Filed herewith

(p)10	PIMCO Code of Ethics effective February 15, 2006	Exhibit (p)10 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007.

(q)	Power of Attorney dated February 19, 2009	Exhibit (q) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

Item 24.	Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved. Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

C – 11

The subsidiaries of Northwestern Mutual, as of April 7, 2009, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below.

C – 12

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 7, 2009)

Name of Subsidiary	Jurisdiction of Incorporation
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Cortona Holdings, LLC – 100% ownership	Delaware
Foxkirk, LLC – 100% ownership	Delaware
Frank Russell Company – 92.86% ownership	Washington
Frank Russell Investment Management Company – 92.86% ownership	Washington
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
Hollenberg 1, Inc – 100% ownership	Delaware
Hollenberg 2, Inc – 100% ownership	Delaware
Hollenberg 3, Inc – 100% ownership	Delaware
Hollenberg 4, Inc – 100% ownership	Delaware
Jerusalem Avenue Property, LLC – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
JYD Assets, LLC – 100% ownership	Delaware
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mitchell, Inc. – 100% ownership	Delaware
Model Portfolios LLC – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM-Exchange, LLC – 100% ownership	Delaware
NM-Exchange Three, LLC – 100% ownership	Delaware
NM F/X, LLC – 100% ownership	Delaware
NM GP Holdings LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Lion, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware

C – 13

Name of Subsidiary	Jurisdiction of Incorporation
NM RE Funds, LLC – 100% ownership	Delaware
NM Regal, LLC – 100% ownership	Delaware
NML-CBO, LLC – 100% ownership	Delaware
NML Clubs Associated, Inc.	Wisconsin
NML Development Corporation – 100% ownership	Delaware
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NMRM Holdings LLC – 100% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Capital GP, LLC – 100% ownership	Delaware
Northwestern Mutual Capital GP II, LLC – 100% ownership	Delaware
Northwestern Mutual Capital Limited – 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[2] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Olive, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Russell Investment Funds – 92.75% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Solar Resources, Inc. – 100% ownership	Wisconsin
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Strategic Employee Benefit Services of New Mexico, Inc. – 100% ownership	New Mexico
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2008, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.
(2)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity

C – 14

Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 25.	Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. The Registrant and its directors are included as insureds under a directors’ and officers’ liability insurance policy maintained by Northwestern Mutual. The amount of coverage is $50 million. The deductible amount is $6,000,000 for claims of the Registrant covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 26.	Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

For additional information regarding the business and other connections of each sub-advisor, please see Schedules A, B and C, as applicable, to Part I of Form ADV in addition to Part II of Form ADV of each sub-advisor, incorporated herein by reference, which sets forth the officers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers of each sub-advisor during the past two years. The chart below sets forth each sub-advisor and their respective SEC file number.

Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Capital Guardian Trust Company	801-60145
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Franklin Templeton Investments (Asia) Limited	801-60477

Item 27.	Principal Underwriters

Not applicable.

Item 28.	Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel

C – 15

for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258; Brown Brothers Harriman & Co., 70 Franklin Street, Boston, MA 02109 and J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, relating to their respective functions as custodians.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

C – 16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 21st day of April, 2009.

NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)

By:	/s/ PATRICIA L. VAN KAMPEN
Patricia L. Van Kampen, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ PATRICIA L. VAN KAMPEN	President and	April 21, 2009
Patricia L. Van Kampen	Principal Executive Officer

/s/ WALTER M. GIVLER	Vice President, Chief	April 21, 2009
Walter M. Givler	Financial Officer and
Treasurer

/s/ BARBARA E. COURTNEY	Controller and	April 21, 2009
Barbara E. Courtney	Principal Accounting Officer

/s/ MIRIAM A. ALLISON	Director	April 21, 2009
Miriam A. Allison

/s/ ROBERT H. HUFFMAN III	Director	April 21, 2009
Robert H. Huffman III

/s/ MICHAEL M. KNETTER	Director	April 21, 2009
Michael M. Knetter

/s/ WILLIAM A. MCINTOSH	Director	April 21, 2009
William A. McIntosh

/s/ MICHAEL G. SMITH	Director	April 21, 2009
Michael G. Smith

/s/ EDWARD J. ZORE	Director	April 22, 2009
Edward J. Zore

* By	/s/ PATICIA L. VAN KAMPEN
Patricia L. Van Kampen, Attorney in fact,
pursuant to the Power of Attorney filed herewith

C – 17

EXHIBIT INDEX

Exhibit No.	Exhibit
(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)5(f)	The Capital Group Company Code of Ethics dated December 2008

(p)6(e)	Franklin Templeton Investments Code of Ethics revised May 2008

(p)7(h)	Janus Ethics Rules revised February 18, 2009

(p)8(a)	American Century Investments Code of Ethics dated January 1, 2009

(p)9(a)	MSF Investment Management Code of Ethics effective January 1, 2009

C – 18